.

Exhibit 10.4

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

ZKH GROUP LIMITED

CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

1.Definitions	3
2.Purchase and Sale of Notes	6
3.Representations and Warranties of the Company	7
4.Representations and Warranties of Investors	7
5.Covenants	8
6.Share Charges and Account Charge	10
7.Miscellaneous	11
SCHEDULE A RESTRUCTURING MEMO	1
SCHEDULE B SCHEDULE OF INVESTORS	2
SCHEDULE C COMPANY WARRANTIES	5
SCHEDULE D DISCLOSURE LETTER	16
SCHEDULE E CB PROCEEDS UTILIZATION PLAN	17
SCHEDULE F RESERVED MATTER	18
SCHEDULE G COMPLIANCE PROGRAM	20
SCHEDULE H LIST OF CHARGORS	21
SCHEDULE I COMPLIANCE COVENANTS	22
SCHEDULE J PROTECTIVE PROVISIONS	23
Exhibit A: CONVERTIBLE PROMISSORY NOTE	24
Exhibit B: SHAREHOLDERS AGREEMENT	25
Exhibit C: Memorandum and Articles of Association	26

2

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

This Convertible Note Subscription Agreement (this “Agreement”) is made as of January 29, 2022 (the “Effective Date”) by and among ZKH Group Limited, an exempted company of limited liability incorporated under the laws of Cayman Islands (the “Company”), Long Chen (陈龙) (the “Founder”), and the entities and persons listed on the Schedule of Investors attached hereto as Schedule B (each referred to herein as an “Investor” and collectively, as the “Investors”), who are signatories to this Agreement (each a “Party” to this Agreement and together, the “Parties”).

RECITALS

WHEREAS, the Investors desire to purchase from the Company, and the Company desires to issue to the Investors, an aggregate of US$221,834,275 in principal amount of convertible promissory notes, in the form attached hereto as Exhibit A, to be issued by the Company to each Investor on the Closing Date subject to the terms of this Agreement (the “Notes”, each a “Note”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions

Under this Agreement,

“Affiliate” shall mean with respect to a person, any other person that, directly or indirectly, Controls, is Controlled by or is under common Control with such person.

“Account Charge” shall have the meaning given to it in Section 6.3 hereof.

“Account Charge Agreement” shall have the meaning given to it in Section 6.3 hereof.

“Business Day” shall mean any day, other than a Saturday, Sunday or any public holidays, on which banks are ordinarily open for business in the PRC, Cayman Islands, Hong Kong and Toronto.

“Chargors” shall have the meaning given to it in Section 6.1 hereof. “Closing Date” shall have the meaning given to it in Section 2.3 hereof.

“Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a person, directly or indirectly, or by effective control whether through the ownership of voting securities, by Contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such person or power to control the composition of the board of directors of such person; the terms “Controlled” and “Controlling” have the meaning correlative to the foregoing.

“Designated Account” shall mean the account in the name of the Company held with *** with account number *** and routing instruction information as follows:

3

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

Pay to: ***

SWIFT Code: ***

For Account of: ***

SWIFT Code: ***

For Further Credit to: ***

Account Number: ***

Reference: ***

“Disclosure Letter” shall have the meaning given to it in Section 3 hereof.

“ESOP Reserved Shares” shall mean an amount of up to 336,187,600 ordinary shares of a par value of US$0.0000001 each in the Company that are reserved and to be issued pursuant to the ESOP (as defined in the Shareholders Agreement) as duly approved by the board of directors of the Company.

“Extension Notice” shall have the meaning given to it in Section 5.6 hereof.

“Group Company” shall mean each of the Company, ZKH Holdings Limited, ZKH Hong Kong Limited and ZKH Shanghai, together with each Subsidiary of any of the foregoing from time to time.

“Group Restructuring” shall mean restructuring of the Group Companies as contemplated under the Restructuring Memo.

“IFRS” shall mean International Financial Reporting Standards promulgated by the International Accounting Standards Board (IASB) (which includes standards and interpretations approved by the IASB and International Accounting Principles issued under previous constitutions), together with its pronouncements thereon from time to time.

“Indebtedness” shall mean the outstanding principal amount of the Notes, together with accrued interest thereon and any other amount payable by the Company under the terms of the Note.

“Lead Investor” means Canada Pension Plan Investment Board.

“MAE” shall mean any change, event or effect that individually or when separate events are aggregated together (i) is or is reasonably likely to be materially adverse to the business, operations, assets, liabilities, prospect, condition (financial or otherwise) or results of operations of any of the Group Companies, individually or taken as a whole, (ii) is or would materially impair the validity or enforceability of this Agreement or any other Transaction Document, or (iii) is or would materially adversely affect the Company or Founder’s ability to perform the obligations under this Agreement, any other Transaction Documents or in connection with the transactions contemplated hereunder, except to the extent directly or indirectly arising from any of the following matters: (i) the change of overall political or economic environment and conditions, (ii) any foreign exchange fluctuation; (ii) any change or incident causing a pervasive impact on the industry in which the Group Companies carry out their business; (iii) the outbreak of any war, terrorism, epidemic or infectious disease (including but not limited to the Covid-19 pandemic), natural disaster or any similar incident; (iv) any actions as required, allowed or permitted under the Transaction Documents; and (v) any change of applicable laws or accounting standards.

4

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

“Notes Majority” shall mean the holders of the Notes representing a majority of the aggregate outstanding loan amounts under the Notes.

“Post-closing Restructuring Period” shall have the meaning given to it in Section 5.6 hereof.

“PRC” shall mean the People’s Republic of China, for the sole purpose of this Agreement, excluding Hong Kong, Macau, and Taiwan.

“Remaining Steps” shall have the meaning given to it in Section 5.6 hereof.

“Restructuring Agreements” shall mean the restructuring agreements as required to be entered into pursuant to the Restructuring Memo.

“Restructuring Memo” shall mean the restructuring memorandum in relation to the Group Companies as approved by the board of directors of the Company on December 30, 2021, a copy of which is attached hereto as Schedule A.

“RMB” means the lawful currency of PRC.

“Secured Liabilities” shall have the same meaning given to it in the Security Agency Agreement.

“Secured Parties” shall have the same meaning given to it in the Security Agency Agreement.

“Security Agency Agreement” shall mean a security agency agreement dated January 29, 2022 between the Security Agent and the Investors.

“Security Agent” shall mean the Lead Investor, as security agent for the Secured Parties.

“Security Documents” shall mean the Account Charge Agreement, the Share Charge Agreements, every other document entered into by the Company and the Chargors pursuant to the Account Charge Agreement and/or the Share Charge Agreements, and every other document designated as such by the Company and the Security Agent from time to time.

“Shareholders Agreement” shall mean the amended and restated shareholders agreement of the Company to be entered into by and among the Company, the existing shareholders of the Company and certain other parties thereof in the form attached hereto as Exhibit B.

“Share Charges” shall have the meaning given to it in Section 6.1 hereof.

“Share Charge Agreements” shall have the meaning given to it in Section 6.1 hereof.

“Special Approval” shall mean the affirmative votes by at least 2/3 of the following entities: (i) Tiger Fund, (ii) Eastern Bell, (iii) Genesis Capital, (iv) Tencent, (v) YF Capital and (vi) Notes Majority. If any of the person set out in (i) to (v) above ceases to hold any shares issued by the Company, it shall be removed from this list.

“Subsidiary” shall mean, with respect to any given person, any other person that is Controlled directly or indirectly by such given person.

“Transaction Documents” shall mean this Agreement, the Notes, Security Documents, the Security Agency Agreement, the Restructuring Memo and Restructuring Agreements.

5

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

“US$” means the lawful currency of the United States of America.

“U.S. GAAP” shall mean the generally accepted accounting principles of the United States of America.

“ZKH Shanghai” shall mean 震坤行工业超市(上海)有限公司.

Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Shareholders Agreement.

2.       Purchase and Sale of Notes.

2.1      Purchase and Sale of Notes. The purchase price for each Note shall be an amount equal to 100% of the principal amount thereof, which shall be paid by the Investors in accordance with this Agreement.

2.2      Closing. Subject to the terms and conditions of this Agreement, at the Closing Date, the Company shall severally sell to the Investors, and the Investors shall severally purchase from the Company, Notes in the principal amount set forth opposite each Investor’s name in the table on the Schedule of Investors attached hereto as Schedule B.

2.3      Conditions Precedent. The obligation of each Investor to subscribe for the Note shall be conditional on the following conditions having been fulfilled (or waived by the Lead Investor in whole or in part, in its sole discretion):

(i)               the restructuring steps 3.1, 3.2 and 3.3 as set out in the Restructuring Memo have been completed to the reasonable satisfaction of the Lead Investor;

(ii)              the representations and warranties of the Company contained in Schedule C of this Agreement are true and accurate when made, and are true and accurate on and as of the Closing Date (except to the extent any statement is expressly made as of such a date as otherwise specified therein);

(iii)             there has not been any occurrence of any Event of Default (as defined in the Note);

(iv)             there has not been any occurrence of any MAE;

(v)              there has not been any governmental order or action or any condition imposed under any applicable laws which would, in the reasonable judgment of the Lead Investor, (a) prohibit or restrict the consummation of the transactions contemplated by the Transaction Documents, or (b) subject any Investor to any material penalty or onerous condition under or pursuant to any applicable law due to the transactions contemplated by the Transaction Documents;

(vi)             the creation and perfection of the Share Charges pursuant to the Section 6.1 of this Agreement shall have been completed;

(vii)             the creation and perfection of the Account Charge pursuant to the Section 6.3 of this Agreement shall have been completed;

6

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

(viii)           the Shareholders Agreement shall have been fully executed by the Company, the existing shareholders of the Company and certain other parties thereof in the form attached hereto as Exhibit B;

(ix)              The second amended and restated memorandum and articles of associations of the Company in the form attached hereto as Exhibit C shall have been duly adopted by all necessary action of the board of directors and the member(s) of the Company, and such adoption shall become effective upon the Closing.

2.4      Closing. Closing shall take place on the date that is the tenth Business Day after the date when all closing conditions specified in Section 2.3 hereof have been waived or satisfied or such other date as the Company and the Investors may mutually agree (the “Closing Date”). On the Closing Date, (a) the Investors shall pay their respective purchase price of the Notes by wire transfer in immediately available funds in U.S. dollars to the Company’s Designated Account, (b) the Company shall deliver to each Investor a scanned copy of the applicable Note in the principal amount set forth opposite such Investor’s name in the table on the Schedule of Investors attached hereto as Schedule B, and (c) the Company shall deliver to each Investor a scanned copy of the applicable Note Certificate in the form set out in Schedule 2 of the applicable Note. Within ten Business Days after the Company’s receipt of the corresponding purchase price of the applicable Note from an Investor, the Company shall deliver the originals of the applicable Note and the Note Certificate to such Investor at an address designated by such Investor in writing.

3.       Representations and Warranties of the Company.

The Company hereby represents and warrants to the Investors that each of the statements contained in Schedule C of this Agreement is true, correct and complete as of the Effective Date and as of the Closing Date, with knowledge that each Investor is relying on these representation and warranties in entering into this Agreement and purchasing the Note, subject to such exceptions as may be specifically set out in the disclosure schedule delivered by the Company to the Investors as of the date hereof and attached hereto as Schedule D (the “Disclosure Letter”).

4.       Representations and Warranties of Investors.

Each of the Investors, severally and not jointly, represents and warrants to the Company that each of the statements contained in Sections 4.1 to 4.2 below is true, correct and complete as of the Effective Date and as of the Closing Date, with knowledge that the Company is relying thereon in entering into this Agreement and issuing each Note to the Investors:

4.1 Authorization. Such Investor has full capacity, power and authority to enter into and perform this Agreement, and all actions necessary to authorize the execution, delivery and performance of this Agreement have been taken prior to the applicable Closing Date. This Agreement constitutes a valid and legally binding obligation of such Investor.

4.2 Purchase for Own Account. Each Note and any equity securities issuable upon conversion of each Note will be acquired for investment for such Investor’s own account, not as a nominee or agent.

7

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

5.       Covenants.

5.1    Use of Proceeds. The Company shall not use any proceeds of the Notes before completion of the restructuring step 3.4 as set out in the Restructuring Memo to the reasonable satisfaction of the Notes Majority and shall only use the proceeds of the Notes thereafter in accordance with the CB Proceeds Utilization Plan as attached hereto as Schedule E.

5.2    Rights of Holders. During the period from the date of this Agreement to the earlier of (i) the Conversion Date (as defined in the Notes) and (ii) the date of the repayment in full of the Indebtedness under the Notes:

(a)	The Company shall not, and the Company and the Founder shall procure each Group Company not to, directly or indirectly, take any of the actions set out in Schedule F of this Agreement without the prior written consent of the Notes Majority.

(b)	The Company shall not, and the Company and the Founder shall procure ZKH Shanghai not to, directly or indirectly, make any distributions to the shareholders, redeem or repurchase any share, repay any shareholder loan, or enter into any new shareholder loans without the prior written consent of all the Investors, other than those carried out pursuant to the Restructuring Memo or the Restructuring Agreements.

(c)	Without the prior written consent of all the Investors, the Company shall not issue any new shares if the consideration per share for the new shares issued is less than the Price Per Series F Share (as define in the Notes).

5.3      Information Rights. The Company and the Founder shall deliver to each of the Investors the following documents or reports:

(a)	within ninety (90) days after the end of each fiscal year of the Company, an audited annual consolidated financial statements of the Group Companies as of the end of the fiscal year, audited and certified by the Auditor (as defined in the Shareholders Agreement), all prepared in accordance with U.S. GAAP or IFRS;

(b)	within forty-five (45) days of the end of each quarter, an unaudited quarterly consolidated financial statements of the Group Companies as of the end of such quarter, all prepared in accordance with U.S. GAAP or IFRS;

(c)	within thirty (30) days of the end of each month, an unaudited monthly consolidated financial statements of the Group Companies as of the end of such month, all prepared in accordance with U.S. GAAP or IFRS, and key monthly operational data of the Group Companies of such month;

(d)	a business plan and an annual budget for the forthcoming fiscal year within sixty (60) days after the beginning of such fiscal year;

8

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

(e)	within forty-five (45) days of the end of each quarter, a detailed cap table as of the end of such quarter;

(f)	any information in relation to the contemplated IPO (as defined in the Shareholders Agreement) of the Company; and

(g)	upon request by any Investor, any other information, statistics, transaction and financial data of the Group Companies.

5.4     Books and records. Each of the Investors shall have the right, at its own expense, to inspect the facilities, properties, records (including compliance related records), internal policies, and books of each Group Company at any time during regular working hours upon reasonable prior notice to such Group Company and the right to discuss the business, operation, compliance, reputation and conditions of a Group Company with any Group Company’s directors, officers, employees, accountants and advisers. The Company and the Founder shall procure that each Group Company shall provide reasonable assistance to the Investors in relation to its inspection rights in accordance with this Section.

5.5      Compliance covenants. The Company shall procure that the Group Companies at all times comply with the compliance covenants set out in Schedule I after the Closing Date.

5.6      Board Observer. The Lead Investor shall be entitled to appoint one observer to the board of the directors of the Company after the Closing Date.

5.7      Group Restructuring. The Company and the Founder shall use best efforts to complete the restructuring steps 3.4 to 3.6 as set out in the Restructuring Memo (to the extent not completed on or prior to the Closing Date, the “Remaining Steps”) pursuant to the terms of the Restructuring Agreements as soon as possible and in no event later than eight months after the Closing Date (the “Post-closing Restructuring Period”). In the event that the Remaining Steps have not been completed within the Post-closing Restructuring Period, the Company may deliver a written notice to the Lead Investor (the “Extension Notice”), requesting the consent from the Lead Investor to extend the Post-closing Restructuring Period by another two months. The Lead Investor agrees not to unreasonably withhold or delay its consent for such extension provided that there has not been any occurrence of any Event of Default (as defined in the Note) or any MAE on or prior to the date of its consent. The Company shall promptly notify the other Investors in writing regarding the extension of the Post-closing Restructuring Period, including the reasons for such extension.

5.8      Compliance Program. The Company shall take and complete the compliance actions set out in Schedule G of this Agreement to the satisfaction of the Lead Investor within three (3) months after the Closing.

5.9      Protective Provision. At any time during the period from the Closing Date to the earlier of (i) the Conversion Date (as defined in the Notes) and (ii) the date of the repayment in full of the Indebtedness under the Notes,

9

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

(a) the Company shall not, directly or indirectly, by amendment, merger, consolidation or otherwise, take any of the actions set forth in Schedule J of this Agreement, to the extent that any of such actions is not covered in the list of reserved matters as set out in Schedule F in this Agreement, without first obtaining the Special Approval. For the purpose of this Section 5.9, the term “Company” shall mean the Company itself as well as any and all of the other Group Companies, to the extent where applicable; and

(b) the listing venue of an IPO by the Company shall be subject to no more than one of the following six entities having notified its objection to the Company in relation to such venue: (i) Tiger Fund, (ii) Eastern Bell, (iii) Genesis Capital, (iv) Tencent, (v) YF Capital and (vi) Notes Majority. If any of the person set out in (i) to (v) above ceases to hold any shares issued by the Company, it shall be removed from this list.

5.10     ESOP Expansion. The Parties hereby agree that, as soon as practicable and in no event later than one month after the Conversion Date (as defined in the Notes), the Company shall have reserved for the ESOP (as defined in the Shareholders Agreement) an additional number of 176,086,067 Ordinary Shares, after the completion of which the total number of Ordinary Shares reserved for ESOP shall be equal to 512,273,667 (“ESOP Expansion”), provided that such ESOP Expansion shall require the Shareholders Level Approval.

6. Share Charges and Account Charge.

6.1       Share Charges. The Founder and the Company shall procure that each of the entities listed on the Schedule H, as the chargor (collectively the “Chargors”), enter into a share charge agreement and other documents pursuant to such share charge agreement (collectively the “Share Charge Agreements”) with the Security Agent on or around the date hereof, to create security over 1,161,080,000 ordinary shares of a par value of US$0.0000001 each in the Company held by the Chargors collectively, as a continuing security for the payment and discharge of the Secured Liabilities in favour of the Security Agent (as security agent for the Secured Parties, including but not limited to the Investors) (collectively, the “Share Charges”). The Founder and the Company shall further procure such Share Charges to be registered with the register of charges of the respective Chargors and the Registrar of Corporate Affairs of the British Virgin Islands appointed under section 229 of the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands and procure all documents listed in clauses 6.1(a) and 6.1(b) therein to be delivered to/ deposited with the Security Agent or its nominee, each in accordance with the Share Charge Agreements.

6.2       ESOP Reserved Shares. The Company agrees that it shall not issue any ESOP Reserved Shares to any person unless such person has entered into a share charge agreement in substantially the same form as the Share Charge Agreements with the Security Agent pursuant to which such person will create security over all of the ESOP Reserved Shares issued to it as a continuing security for the payment and discharge of the Secured Liabilities in favour of the Security Agent (as security agent for the Secured Parties, including but not limited to the Investors). The Founder and the Company shall further procure such share charge to be registered with its register of charges of such person and the relevant public registry (if applicable), and procure such other duly executed documents as the Security Agent may require in connection with the completion, perfection and registration of the security created or intended to be created therein (including but not limited to all share certificates, share transfer certificates duly executed by such person in blank) to be delivered to/ deposited with the Security Agent or its nominee, each in accordance with such share charge agreement.

10

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

6.3       Account Charge. The Company shall enter into an account charge with the Security Agent (“Account Charge Agreement”) on or around the date hereof, to create security over the Designated Account as a continuing security for the payment and discharge of the Secured Liabilities in favour of the Security Agent (as security agent for the Secured Parties, including but not limited to the Investors) (the “Account Charge”). The Company shall further register the Account Charge with the register of mortgages and charges of the Company, deliver a notice in relation to the Account Charge to the bank with which the Designated Account is opened and ensure that “Conditions of Consent to Account Charge” as set out in the Account Charge Agreement is duly executed by the Company and the bank with which the Designated Account is opened, each in accordance with the Account Charge Agreement.

6.4       Release. Upon the earlier of (i) the Conversion Date (as defined in the Notes) and (ii) the date on which the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full, the Security Agent shall release the Share Charges and the Account Charge in accordance with Section 15.1 of the Share Charge Agreements and Section 15.1 of the Account Charge Agreement.

7. Miscellaneous.

7.1       Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). This Agreement and the rights and obligations hereunder shall not be assigned without the mutual written consent of the Investors, the Company and the Founder, provided that any Investor may assign its rights and obligations under this Agreement to any of its Affiliates without the consent of any other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2       Governing Law. This Agreement and the Notes shall be governed by and construed in accordance with the laws of Hong Kong, without giving effect to conflicts of laws principles that would result in the application of any law other than the law of Hong Kong. Any dispute, controversy, difference or claim arising out of or in relation to this Agreement including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non- contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules then in force. The seat of arbitration shall be Hong Kong. The number of arbitrators shall be three. The language of the arbitration shall be English.

7.3       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.4       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

7.5       Fees and Expenses. Except as otherwise provided in this Agreement and the Notes, each party to this Agreement shall bear and pay all fees, costs and expenses that have been incurred or that are incurred by such party in connection with the transactions contemplated by this Agreement and the Notes.

7.6      Notices. All payments, notices, requests, demands and other communications to a party hereunder shall be in writing (including facsimile or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered or sent by facsimile or other electronic transmission, overnight delivery with a nationally recognized overnight delivery service, in each case, if to the Company, to

Attn: Mr. CHEN Long

Address: 7/F, Building T4, Libao Plaza, No.36 Shenbin Road, Minhang District, Shanghai

Tel: ***

Fax: ***

Email: ***, and

if to an Investor, to the respective address specified on the Schedule of Investors (or such other address as may be specified in writing to the other parties hereto). Any notice or communication given in conformity with this Section 7.6 shall be deemed to be effective when received by the addressee, if delivered by hand, facsimile or similar form of electronic transmission and one (1) day after deposit with a nationally recognized overnight delivery service.

7.7       Entire Agreement. This Agreement, the Notes and the other documents delivered pursuant hereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

7.8      Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Notes Majority in accordance with Section 7.10 below. This provision shall not affect the amendment and waiver provisions of the Notes. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company. Notwithstanding the foregoing, no amendment or waiver shall be effective or enforceable in respect of an Investor if such amendment or waiver affects such Investor disproportionately and adversely differently from the other Investors, unless such Investor consents in writing to such amendment or waiver.

7.9       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

7.10      Electronic and Facsimile Signatures. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page.

7.11      Further Assurances. Upon the terms and subject to the conditions herein, each of the Parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done, to execute such further instruments, and to assist and cooperate with the other Parties hereto in doing, all things necessary, proper or advisable under applicable laws or otherwise to consummate and make effective the transactions contemplated by this Agreement and the Notes.

7.12      Several and Not Joint. Each Investor’s rights, obligations and liabilities hereunder shall be several and not joint or joint and several with the other Investors.

[Signature Pages Follow]

13

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

Execution Version

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

THE COMPANY:

ZKH GROUP LIMITED

By:	/s/ Long Chen
Name:
Title:

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

Execution Version

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

FOUNDER:

LONG CHEN

By:	/s/ Long Chen
Name: Long Chen

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Canada Pension Plan Investment Board

By:	/s/ Michael Koen
Name: Michael Koen

By:	/s/ Sean Cheah
Name: Sean Cheah

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Investment Trust: Fidelity Emerging Markets Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Investment Trust: Fidelity China Region Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Advisor Series VII: Fidelity Advisor Emerging Asia Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Far East Fund

By: its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Investment Trust: Fidelity Emerging Asia Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

TN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Fidelity Blue Chip Growth Institutional Trust

By: its manager Fideliy Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

FIAM Target Date Blue Chip Growth Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Tencent Mobility Limited

By:	/s/ Authorized Signatory
Name:
Title:

Confidential Treatment Requested by ZKH Group Limited
Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

INVESTOR:

Internet Fund IV Pte. Ltd.

By:	/s/ Venkatagiri Mudeliar
Name: Venkatagiri Mudeliar
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE A

RESTRUCTURING MEMO

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE B

SCHEDULE OF INVESTORS

After Closing

Investor	Principal Amount of Note

Canada Pension Plan Investment Board	US$150,000,000
Attn: ***
Address: ***
Tel: ***
Email: ***

Fidelity Investment Trust: Fidelity Emerging Markets Fund ***	US$21,461,870

Fidelity Investment Trust: Fidelity China Region Fund ***	US$1,771,978
Phone Number: ***
Fax Number: ***

Fidelity Advisor Series VIII: Fidelity Advisor Emerging Asia Fund	US$2,658,520
***
Phone Number: ***
Fax Number: ***

Fidelity Far East Fund ***	US$1,413,551
Fax number: ***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Fidelity Investment Trust: Fidelity Emerging Asia Fund ***	US$4,868,356
Fax number: ***

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund ***	US$12,068,042
Phone Number: ***
Fax Number: ***

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund ***	US$26,509
Fax number: ***

Fidelity Blue Chip Growth Commingled Pool ***	US$520,008
Phone Number: ***
Fax Number: ***

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund ***	US$1,427,037
Fax number: ***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Fidelity Blue Chip Growth Institutional Trust ***	US$33,707
Fax number: ***

FIAM Target Date Blue Chip Growth Commingled Pool ***	US$924,697
Fax number: ***

Tencent Mobility Limited	US$19,660,000
Address: ***
Email: ***

Internet Fund IV Pte. Ltd.
Attention : ***
Address: ***	US$5,000,000
Email address : ***
Address: ***
Attn: ***
Email: ***

Total	US$221,834,275

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE C

COMPANY WARRANTIES

1.            Definitions. For purposes of this Schedule C,

“Anti-Corruption Law” shall mean anti-bribery or anti-corruption law or regulation enacted in any jurisdiction (including (i) the US Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations issued thereunder, (ii) the Corruption of Foreign Public Officials Act of Canada, (iii) laws, regulations and rules related to anti-corruption and anti-commercial bribery of the PRC, (iv) the Prevention of Bribery Ordinance of Hong Kong, and (v) any law, rule, regulation, or other legally binding measure of any jurisdiction that implements the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or that otherwise relates to bribery or corruption) that is applicable to the Group Companies.

“Encumbrance” shall mean any interest or equity of any person (including any right to acquire, option or right of pre-emption or conversion) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement, or any agreement to create any of the above;

“Equity Securities” shall mean, with respect to any person that is a legal entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing, or any contract providing for the acquisition of any of the foregoing.

“Financial Debt” shall mean borrowings and indebtedness in the nature of borrowings (including by way of acceptance credits, discounting or similar facilities, loan stocks, bonds, debentures, notes, overdrafts or any similar arrangements the purpose of which is to raise money) owed to any banking, financial, acceptance credit, lending or other similar institution or organisation, other than trade receivables and overdraft credit in the ordinary course;

“Intellectual Property Rights” shall mean:

(a)	patents, utility models and rights in inventions;

(b)	rights in each of know-how, confidential information and trade secrets;

(c)	trademarks, service marks, rights in logos, trade names, rights in each of get-up and trade dress, rights to sue for passing off (including trade mark-related goodwill), rights to sue for unfair competition, and domain names;

(d)	copyright, moral rights, database rights, rights in designs, and semiconductor topography rights;

(e)	any other intellectual property rights; and

(f)	all rights or forms of protection, subsisting now or in the future, having equivalent or similar effect to the rights referred to in paragraphs (a) to (e) above,

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

in each case: (i) anywhere in the world; (ii) whether unregistered or registered (including all applications, rights to apply and rights to claim priority) and (iii) including all divisionals, continuations, continuations-in-part, reissues, extensions, re-examinations and renewals;

“Last Accounts” shall mean the audited balance sheet of the Group on a combined basis (and, where relevant, the audited consolidated balance sheet of the Company and its subsidiary undertakings) and the combined profit and loss account of the Company (and, where relevant, the audited consolidated profit and loss account of the Company and its subsidiary undertakings), in each case as at the Last Accounts Date in respect of that financial year;

“Last Accounts Date” shall mean December 31, 2020;

“Management Accounts” shall mean the unaudited monthly management accounts during the period commencing on the Last Accounts Date and ending on the Management Accounts Date;

“Management Accounts Date” shall mean September 30, 2021;

“Owned IP” shall mean the Intellectual Property Rights owned by the Group Companies;

“Prohibited Payment” shall mean any gift, transfer or payment of anything of value that is

(a)            made in violation of applicable Anti-Corruption law,

(b)           made to any government official with the intent or purpose of: (i) influencing any act or decision of such government official in his official capacity, (ii) inducing such government official to do or omit to do any act in violation of the lawful duty of such government official, (iii) securing any improper advantage, or (iv) inducing such government official to use his influence with a government or instrumentality thereof, political party or international organization to affect or influence any act or decision of such government or instrumentality, political party or international organization, in order to assist the Company or any of the Group Companies in obtaining or retaining business for or with, or directing business to, any person, or

(c)            made to any person while aware of a high probability that all or any portion of such gift, transfer or payment of thing of value would be paid, promised, offered or given to any government official with the intent or purpose described in subsection (b) above.

“Tax” shall include, without limitation (i) taxes on gross or net income, profits and gains; and (ii) all other taxes, levies, duties, imposts, charges and withholdings of any fiscal nature, including any excise, property, value added, sales, use, occupation, transfer, franchise and payroll taxes and any social security or social fund contributions, and any payment whatsoever which the relevant person may be or become bound to make to any person as a result of the discharge by that person of any tax which the relevant person has failed to discharge, together with all penalties, charges and interest relating to any of the foregoing or to any late or incorrect return in respect of any of them and regardless of whether such taxes, levies, charges, withholdings, penalties and interest are chargeable directly or primarily against or attributable directly or primarily to the relevant person or any other person and of whether any amount of them is recoverable from any other person;

“Tax Authority” shall mean any taxing or other authority (in any jurisdiction) competent to impose any Tax liability, or assess or collect any Tax.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

2.            Organization, Good Standing and Qualification. Each of the Group Companies is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. Each Group Company is duly qualified and is authorized to do business and is in good standing in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on such Group Company or its business.

3.            Corporate Power. The Company has all requisite corporate power to issue the Notes and to carry out and perform its obligations under the Transaction Documents. The Company’s board of directors has approved the issuance of the Notes and the Transaction Documents based upon a reasonable belief that the issuance of the Notes and the transactions contemplated under the Transaction Documents are appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.

4.            Capitalization. Section 4 of the Disclosure Letter sets forth the capitalization table of each Group Company as of immediately prior to the Closing Date, in each case reflecting all then outstanding and authorized Equity Securities of such Group Company, and the record and beneficial holders thereof. All share capital or registered capital, as the case may be, of each Group Company have been duly and validly issued, are fully paid and non-assessable, and are and as of the Closing Date shall be free of any and all Encumbrance. No share capital or registered capital of any Group Company was issued or subscribed to in violation of the preemptive rights of any person, terms of any contract, or any applicable laws, by which each such Group Company at the time of issuance or subscription was bound. There is no nominee, agency or entrustment or other similar arrangement with respect to the shares or equity interest of any Group Company. Except (i) as may be provided in the constitutional document of the Company and the Shareholders Agreement (as defined in the Note), and (ii) for the securities, rights and privileges described in Section 4 of the Disclosure Letter, no Group Company is a party or subject to any contract that affects or relates to the voting or giving of written consents with respect to, or the right to cause the redemption, or repurchase of, any shares or equity interest of such Group Company. Other than the Notes and the exceptions noted in this Section 4, there are no convertible loan or bond, option or other contracts that will enable any person to purchase any shares or equity interest of any Group Company.

5.            Authorization. All corporate action on the part of the Company, the board of directors and the Company’s stockholders necessary for the authorization, execution and delivery of the Transaction Documents, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Notes has been taken or will be taken prior to the applicable Closing Date. The Transaction Documents constitute a valid and binding obligation of the Company enforceable in accordance with the terms therein. Any securities issued upon conversion of the Notes, when issued in compliance with the provisions of the Notes, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable laws.

6.            Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with issuance of the Notes have been obtained or made.

7.            Books and Records. The material files, documents, instruments, papers, books and records relating to the business, operations, conditions (financial or other), results of operations, and assets and properties of each Group Company, which have been supplied to the Investor, are true, correct, complete and current in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

8.	Compliance with Anti-Corruption Laws. None of any Group Company nor any of their respective officers, employees, directors, representatives, distributors, resellers or agents, has made, offered, promised, authorized or condoned, or shall make, offer, promise, authorize or condone any Prohibited Payment in connection with any business of activities of any Group Company or the negotiation, approval or performance of the Transaction Documents. Neither the Group Companies nor the Founders, nor, while acting on behalf of any Group Company and the knowledge of the Company, any director, officer or employee of the any Group Companies, has taken any action in violation of applicable Anti-Corruption Laws.

9.	Compliance with Sanctions and Anti-Money Laundering Laws. Neither the Company nor any other Group Company or, to the knowledge of the Company, any directors, administrators, officers, board of directors (supervisory and management) members or employees of the Company or any other Group Company is a Sanctioned Person (as defined below). Except as set forth in Section 9 of the Disclosure Letter, the Group Companies and, to the knowledge of the Company, their directors, administrators, officers, board of directors (supervisory and management) members or employees are in compliance with, and have not previously violated any applicable Economic Sanctions Law, and anti-money laundering or antiterrorism financing laws and regulations of the United States, the PRC or any other jurisdiction in any material respect. None of (i) the execution, delivery and performance of the Transaction Documents, or (ii) the consummation of any transaction contemplated hereby or thereby, or the fulfillment of the terms hereof or thereof, will result in a violation by the Group Companies or Founders, of any of the Economic Sanctions Law or of any anti-money laundering or anti-terrorism financing laws and regulations of the United States, the PRC or any other jurisdiction. Neither the Company nor any other Group Company or, to the knowledge of the Company, any directors, administrators, officers, board of directors (supervisory and management) members or employees of the Company or any other Group Company (1) has engaged in any transaction or conduct that is likely to result in it or any Investor becoming a Sanctioned Person, (2) has engaged or is engaging in any transaction or behaviour which may reasonably be expected to give rise to a liability under or in connection with any Economic Sanctions law; or (3) has conducted or is conducting any business dealings or activities with or for the benefit of, or is otherwise involved in any business with, to the knowledge of the Company, any Sanctioned Person, in violation of any Economic Sanctions Law.

(a)	“Economic Sanctions Law” means any economic or financial sanctions, embargoes, import or export controls, freezing or blocking of assets, restrictions on the ability to make or receive international payments or the ability to engage in transactions, counter-sanctions measures, or any other type of restrictive measures, imposed by and/or administered by any country or territory or supranational or multilateral body, including without limitation, the United States (and its various agencies, including the Office of Foreign Assets Control (“OFAC”) of the United States Department of the Treasury, the Bureau of Industry and Security of the US Department of Commerce (“BIS”), the US State Department), the United Nations, the Hong Kong SAR and the PRC, the European Union or any of its member states, the United Kingdom, or any other national or multinational economic sanctions authority.

(b)	“Sanctioned Person” means any person, organization or vessel (i) designated on the OFAC list of Specially Designated Nationals and Blocked Persons, the BIS’s Entity List, or on any list of targeted persons issued under the Economic Sanctions Law, (ii) that is, or is part of, a government of a Sanctioned Territory, (iii) owned or controlled by, or acting on behalf of, any of the foregoing, (iv) located within or operating from a Sanctioned Territory, or (v) otherwise targeted under any Economic Sanctions Law.

(c)	“Sanctioned Territory” means any country or other territory subject to a general export, import, financial or investment embargo under Economic Sanctions Law, which countries and territories, as of the date of this Agreement, include Crimea region of Ukraine, Cuba, Iran, North Korea and Syria.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.            Financial Matters.

A.            Last Accounts: The Last Accounts:

1.            have been prepared in accordance with applicable laws and, other than as provided for in the Last Accounts, the IFRS applicable to the Group Company as at the Last Accounts Date; and

2.            give a true and fair view of the state of affairs of the Group Company and their assets and liabilities as at the Last Accounts Date and of the results of the Group Company for the financial year ended on that date, in each case, on a combined basis.

B.            Management Accounts:

1.            Management Accounts for all periods ended after the Last Accounts Date were prepared with reasonable care and attention, and in all material respects using accounting policies consistent with those applicable for the preparation of such accounts on a month to month basis.

2.            On the basis of the accounting bases, practices and policies used in their preparation and having regard to the purpose for which they were prepared:

(a)            the Management Accounts are not misleading in any material respect;

(b)            the Management Accounts do not materially over-state the value of the assets nor materially under-state the liabilities of the Group Companies; and

(c)            the Management Accounts do not materially over-state the profits or materially under-state the losses of the Group Companies.

C.            Position since Accounts Date. Since the Accounts Date, except as set out in the Restructuring Agreements:

1.            the Group Companies have carried on their business in the ordinary and usual course of business consistent with its past practice, and no Group Company has made or agreed to make any payment other than routine payments in the ordinary and usual course of business;

2.            no Group Company has issued or agreed to issue any share or loan capital or other similar interest;

3.            except in the ordinary course of business, no Group Company has entered into any contract, liability or commitment (whether in respect of capital expenditure or otherwise) which:

(a)            cannot be performed within its terms within 6 months after the date on which it was entered into or cannot be terminated on less than 6 months’ notice; or

(b)            involved or may involve expenditure of more than RMB20,000,000 or an obligation of a material nature or magnitude;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

4.            no Group Company has acquired or disposed of, or agreed to acquire or dispose of, any one or more assets in a single transaction or series of connected transactions, where the value of such assets, exceeds RMB20,000,000;

5.            no Group Company has materially increased its liabilities, except in the ordinary course of business;

6.            no Group Company has declared, authorised, paid or made any dividend or other distribution, nor has any Group Company reduced its paid-up share capital;

7.            there has been no sale, mortgage, pledge, lease, transfer or otherwise disposal of any of the Group Company’s assets which are (i) outside the ordinary course of business or (ii) in excess of RMB20,000,000 in aggregate;

8.            there has been no satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by any Group Company, except in the ordinary course of business and that is not material to the business of any Group Company, properties, prospects or financial condition of any Group Company;

9.            there has been no declaration, setting aside or payment of dividends or other distribution in respect of any of the share capital of any Group Company, or any direct or indirect redemption, purchase or other acquisition of any such share capital by any Group Company; and

10.            there has been no transaction with any related party of any of the Group Companies.

D.            No undisclosed liabilities. There are no actual or contingent liabilities of any of the Group Companies (whether or not those liabilities are required to be disclosed or provided for in accordance with generally accepted accounting principles) except for (i) liabilities disclosed or provided for in the Last Accounts, and (ii) liabilities which have been incurred in the ordinary course of business consistent with past practice since the Last Account Date and which are not, individually or in the aggregate, material in amount.

E.            Statutory books. The statutory books of each Group Company required to be kept by applicable laws in its jurisdiction of incorporation have been maintained in accordance with such laws.

11.            Financial Debt.

A.            Except for the debts, liabilities or claims set forth in the Last Accounts, as described in Section 11 of the Disclosure Letter and except for those set out in the Restructuring Agreements, (i) there are no debts, liabilities, or claims owed by or against any Group Company, whether contingent or otherwise, and (ii) the Group Company is not a guarantor or indemnitor of, nor has it provided security for, any indebtedness of any person.

B.            The total amount of Financial Debt borrowed by each Group Company does not exceed its financial facilities and the total amount of Financial Debt borrowed from whatsoever source does not exceed any limitation on its borrowing contained in the relevant Group Company’s articles of association.

C.            No Group Company has received any notice to repay any Financial Debt which is repayable on demand, except for retail deposits which, as created, are repayable on demand.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

D.            No Financial Debt of any Group Company has become due and payable, or capable of being declared due and payable, before its normal or originally stated maturity and no Group Company has received a demand or other notice requiring any Financial Debt of any Group Company to be paid or repaid before its normal or originally stated maturity.

E.            No event of default or any other event or circumstance which would entitle any person to call for early repayment of any Financial Debt of any Group Company or to enforce any security given by any Group Company (or, in either case, any event or circumstance which with the giving of notice would constitute such an event or circumstance) has occurred.

12.            Regulatory Matters.

A.            Licences. Except as described in Section 12 of the Disclosure Letter, each Group Company has obtained all licences, permissions, authorisations (public or private) or consents (together, Approvals) required for carrying on its business effectively in the places and in the manner in which it is carried on at the date of this Agreement in accordance with all applicable laws and regulations. These Approvals are in full force and effect, are not limited in duration or subject to any materially unusual or onerous conditions. There are no circumstances which indicate that any Approval will or is likely to be revoked or not renewed, in whole or in part, in the ordinary course of events (whether as a result of the proposed transaction or any of the transaction documents or otherwise).

B.            Compliance with laws. Each Group Company has at all times conducted its business and corporate affairs in accordance with its articles of association, by-laws or other equivalent constitutional documents and in accordance with all applicable laws. No Group Company is in material default of any applicable laws in any jurisdiction which applies to the Group Company.

13.            The Business Assets.

A.            Ownership. Each Group Company owns or is entitled to use all the assets necessary to carry on its business as currently carried on. No Group Company has (outside the ordinary and normal course of business) disposed of, or agreed to dispose of, any asset of its business included in the Last Accounts.

B.            Possession. The assets of the businesses of the Group Companies are in their possession or under their control and where any assets are used but not owned by a Group Company no event or circumstance has occurred which may entitle any person to terminate any agreement in respect of such use.

14.            Insurance. Except as set forth in Section 14 of the Disclosure Letter, each Group Company maintains in full force and effect such insurance policies as are normally maintained by prudent companies carrying on business similar to that of the Group Companies. The insurances are in full force and effect and are not void or voidable, all premiums payable to date have been paid and there are no circumstances which might lead to the insurers avoiding any liability under them or the premiums being increased.

15.            Contractual Matters.

A.            Material contracts. No Group Company is a party to any material agreement or arrangement:

1.            under which, by virtue of the proposed transaction, (i) any other party is likely to be relieved of any obligation or become entitled to exercise any right (including any termination or preemption right or other option); or (ii) any Group Company is likely to be in default or lose any benefit, right or licence which it currently enjoys; or (iii) a liability or obligation of a Group Company is likely to be created or increased, in each case, resulting in a material loss, liability or cost to the Group Company;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

2.            which is not on arm’s length terms;

3.            which establishes any joint venture, consortium, partnership or profit (or loss) sharing agreement or arrangement; or

4.            under which any Group Company has sold or disposed of any company or business where it remains subject to any liability (whether contingent or otherwise) which is not fully provided for in the Last Accounts.

B.            Defaults. No Group Company is in material default under any agreement or arrangement to which it is a party and there are no circumstances likely to give rise to such a default. No party with whom any Group Company has entered into any agreement or arrangement is in material default under it and there are no circumstances likely to give rise to such a default.

16.            IP

A.            Owned IP. Except as disclosed in Section 16 of the Disclosure Letter:

1.            The Owned IP is valid and subsisting and is not subject to any amendment, challenge, removal or surrender.

2.            The Owned IP is not subject to any third party right.

3.            All registry fees and relevant registration formalities in respect of the Owned IP have been paid and carried out by the due date and no registry fees are due at the date of this Agreement.

4.            Of the Owned IP which is a registered trade mark, each such trade mark has been used continuously and in good faith by the registered proprietor in relation to each of the goods and services for which it is registered at all times since it was applied for.

5.            The Group Companies are the sole legal and beneficial owners of all of the rights and interests in, or has validly licensed to it, all of the Owned IP.

6.            The Owned IP is not subject to any security interest, option, mortgage, charge or lien. The Owned IP will not be lost, or rendered liable to termination, by virtue of the performance of this Agreement.

B.            Licences. The licences of Intellectual Property Rights (i) granted to any Group Company and material to its operation, or (ii) granted by any Group Company, are in force and:

1.            none of the Intellectual Property Rights granted to any Group Company is in material default and there are no grounds on which they might be terminated; and

2.            no disputes have arisen or are foreseeable in connection with them.

3.            The Intellectual Property Rights comprise all of the Intellectual Property Rights that are required to carry on each Group Company’s business as it was carried on at the date of this Agreement and in the last 12 months.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

C.            No infringement. None of the material operations of any Group Company infringe, or have in the 12 months before the date of this Agreement infringed, the Intellectual Property Rights of a third party. To the knowledge of the Company, no third party is infringing or has in the 12 months before the date of this Agreement infringed, the Owned IP. To the knowledge of the Company, no third party has disputed the right of a Group Company to use the Owned IP and there are no circumstances likely to give rise to a dispute.

D.            Confidential information. Confidential information of, or that has been used by, any Group Company has been kept confidential and has not been disclosed to third parties except in the ordinary course of business and subject to written confidentiality obligations from the third party. These confidentiality obligations have not been breached.

E.            Encumbrances. None of the Owned IP material to the operation of the Group Companies is subject to any Encumbrance.

F.            Data protection. In connection with its collection, storage, transfer (including, without limitation, any transfer across national borders) and/or use of any personally identifiable information from any individuals, including, without limitation, any customers, prospective customers, employees and/or other third parties (collectively, “Personal Information”), the Group Companies are and have been in compliance with, in all material respects, all applicable laws in all relevant jurisdictions. The Group Companies have commercially reasonable physical, technical, organizational and administrative security measures and policies in place to protect all Personal Information collected by them or on their behalf from and against unauthorized access, use and/or disclosure. The Group Companies are and have been in compliance in all material respects with all laws relating to data loss, theft and breach of security notification obligations.

17.            Real Estate. Except as set forth in Section 17 of the Disclosure Letter, each Group Company has good and marketable title to its properties and assets, and none of its properties and assets (whether owned or used by the Group Company) is subject to any Encumbrance. There are no material facilities, services, assets or properties shared with any person other than the Group Company which are used in connection with the business of any Group Company. With respect to the properties and assets it leases, the lessors under the relevant leases have the legal right to lease such properties, and each Group Company is in compliance with each lease to which it is a party and such Group Company holds valid leasehold interests in such properties and assets. Except as disclosed in Section 17 of the Disclosure Letter, each Group Company has filed any and all leases it enters into with the relevant governmental authority pursuant to the applicable laws. There exists no pending or threatened condemnation, confiscation, dispute, claim, demand or similar proceeding with respect to, or which might adversely affect, the continued use and enjoyment of properties and assets that any Group Company owns or leases, nor is there any factual or legal basis therefor. The properties and assets owned or duly used by the Group Companies in the business of the Group Companies are sufficient for the conduct of the business of the Group Companies, and constitute all of the properties (tangible and intangible), assets, rights, interests, and claims required for the conduct of the business of the Group Companies.

18.            Employment

A.            No payments in respect of termination or suspension. The Group Companies have not made or agreed to make a payment or provided or agreed to provide a benefit to a present or former director, officer or employee or to their dependents in connection with the actual or proposed termination or suspension of employment or variation of an employment contract.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

B.            No amounts owing. There are no material sums or other liabilities owing by the Group Companies to any employee or former employee, other than amounts representing reimbursement of expenses, wages for the current salary period and accrued holiday pay for the current holiday year.

C.            Loans. There are no loans or notional loans to any current or former director or employee or any of their nominees or associates made or arranged by the Group Companies.

D.            Key Managers. No key manager of a Group Company has given or received notice terminating his or her employment.

E.            Compliance. Except as set forth in Section 18 of the Disclosure Letter, the Group Companies have in relation to each of their employees and former employees complied in all material respects with all obligations owed to and in respect of the employees and former employees, including under legislation, regulations, collective agreements, terms and conditions of employment, orders and awards relevant to their conditions of service or to the relations between the relevant Group Company and the employees or former employees or any recognised trade union or body representing the employees or former employees and has not incurred any material liability to any employee or former employee in respect of any accident or injury.

F.            Complaints. There are no material formal complaints, disputes, claims, proceedings or reviews by labour authorities, actual, pending or threatened in writing, against any of the Group Companies of any nature in relation to any employee or former employee and there are no matters which could give rise to any such material claims.

G.            Non-compete. Each of the Founder and key manager of any Group Company are subject to valid non-compete, non-solicitation, confidential information and invention assignment undertakings.

H.            Forced or compulsory labour. No Group Company has or is currently engaged in any activity which constitutes forced or compulsory labour. The term “forced or compulsory labour” shall mean any work or service which is exacted from any person under the menace of any penalty and for which the said person has not offered himself/herself voluntarily.

19.            Tax.

A.            Last Accounts. All liabilities, whether actual, deferred, contingent or disputed, of each Group Company for Tax measured by reference to income, profits or gains earned, accrued or received on or before the Last Accounts Date or arising in respect of an event occurring or deemed to occur on or before the Last Accounts Date are fully provided for or (as appropriate) disclosed in the Last Accounts in accordance with the relevant accounting policies adopted when preparing the Last Accounts.

B.            Position since Last Accounts Date. Since the Last Accounts Date no Group Company has been involved in any transaction which has given or may give rise to a liability to Tax on any Group Company other than Tax in respect of normal trading income or receipts of the Group Company concerned arising from transactions entered into by it in the ordinary course of business.

C.            Payment of taxes. All Tax or amounts in respect of Tax due and payable by any Group Company prior to the date hereof has been paid in full.

D.            Returns etc. Each Group Company has duly, and within any appropriate time limits, made all returns, given all notices and supplied all other information required to be supplied to all relevant tax authorities and has maintained all records required to be maintained for Tax purposes; all such information was and remains complete and accurate in all material respects and all such returns and notices were and remain complete and accurate in all material respects and were made on the proper basis.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

E.            Disputes, investigations. No Group Company is involved in any current dispute with any Tax Authority or is or has in the last 5 years before the date of this Agreement been the subject of any investigation, enquiry, audit or non-routine visit by any Tax Authority. In relation to each Group Company there is no planned investigation, enquiry, audit or non-routine visit by any Tax Authority and there are no facts which might cause such an investigation, enquiry, audit or non-routine visit to be instituted.

F.            Withholdings. Each Group Company has made all deductions and retentions of or on account of Tax as it was or is obliged or entitled to make and all such payments of or on account of Tax as should have been made to any Tax Authority in respect of such deductions or retentions.

G.            Residence/permanent establishment. Each Group Company is and has at all times been resident in its country of incorporation for Tax purposes and is not and has not at any time been treated as resident in any other jurisdiction for any Tax purpose (including any double taxation arrangement). No Group Company is or has been subject to Tax in any jurisdiction other than its place of incorporation by virtue of having a permanent establishment, branch, agency or other place of business in that jurisdiction.

H.            Transfer pricing. All transactions between any Group Companies, or between any Group Company and any Affiliate, have been undertaken on arm’s length terms.

I.              Entity classification. Each Group Company is and has at all times been treated as a corporation for Tax purposes. There has been no communication from any Tax Authority relating to or affecting the entity classification for Tax purposes of any Group Company.

20.            Pari passu ranking. The Company’s payment obligations under the Notes rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

21.            No proceedings pending or threatened. Except as set forth in Section 21 of the Disclosure Letter, no litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined might be expected to have a material adverse effect, have been started or, to the best knowledge of the Company, has been threatened against any Group Company.

22.            No insolvency proceedings. No petition has been presented or no proceeding has been commenced or no order has been made or no resolution has been passed or no notice has been issued convening a meeting for the purpose of passing any resolution or no step has been taken by any person for the winding-up, insolvency, administration, reorganisation, reconstruction, dissolution of any Group Company or for the appointment of a liquidator, receiver, administrator, trustee or similar officer of any Group Company or of all or any part of its business or assets.

23.            Restructuring Agreements. Other than the Restructuring Agreements, there are no other agreements or documents entered into by and among any existing shareholders of ZKH Shanghai and any Group Companies and/or the Founder related to the transactions contemplated in the Restructuring Agreements that have not been disclosed to each of the Investors in writing.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE D

DISCLOSURE LETTER

***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE E

CB PROCEEDS UTILIZATION PLAN

1.            After completion of the restructuring step 3.4 as set out in the Restructuring Memo to the reasonable satisfaction of the Security Agent (acting on the instructions of the Notes Majority), the Company shall be able to use 50% of the balance in the Designated Account at such time.

2.            After completion of the restructuring step 3.6 as set out in the Restructuring Memo to the reasonable satisfaction of the Security Agent (acting on the instructions of the Notes Majority), the Company shall be able to use the remaining balance in the Designated Account.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE F

RESERVED MATTER

1.	Articles and Shareholders Agreement: altering the articles or other constitutional documents of any Group Company (including the Shareholders Agreement) that will be prejudice to the interests of any Investors (other than those as stipulated in the Restructuring Agreements).

2.	Transactions with shareholders or Affiliates: any Group Company entering into, renewing or amending any transaction, contract or arrangement with any shareholder or its Affiliates which: (i) is outside the ordinary course of business; or (ii) is not on commercial arm’s length terms; or (iii) has a value of more than RMB20,000,000; or (iv) is not stipulated in the Restructuring Agreements.

3.	ESOP: adoption, amendment, expansion or termination of any employee stock ownership plan or any other equity incentive, purchase or participation plan for the benefit of any employees, officers, directors, contractors, advisors or consultants of any of the Group Companies (other than the adoption and issuance of the ESOP Reserved Shares).

4.	Any IPO of any Group Company that is not a Qualified IPO (as defined in the Shareholders Agreement) or any trade sale of any Group Company.

5.	M&A: any merger, scheme of arrangement, reorganization or recapitalization by any Group Company (other than those as stipulated in the Restructuring Agreements).

6.	Investment: any equity investment or acquisition of any assets or business by any Group Company with a value in excess of RMB20,000,000 or is otherwise material to the business of Group Companies (other than those as stipulated in the Restructuring Agreements).

7.	Encumbrances: creating any encumbrance in respect of all or any part of any Group Company to secure the obligations of any party, in a single transaction or in a series of connected transactions, with a value in excess of RMB20,000,000.

8.	Sale of assets: any sale, assign, pledge, lease, or other disposition of all or any of the undertaking, assets or rights of any Group Company, whether in a single transaction or a series of related transactions, the book value of which exceeding RMB20,000,000 (other than those in the ordinary course of business), or despite that the amount of which does not exceed RMB20,000,000, such undertaking, assets or rights is of importance to, or such disposition of which will have material adverse effect on such Group Company and/or its business, or any grant of right of use, operation or franchise of such undertaking, assets or rights.

9.	Any transfer of shares of any Group Company (other than those as stipulated in the Restructuring Agreements).

10.	Amendment of any Restructuring Agreements which will have any adverse effect on the Company, ZKH Holdings Limited, ZKH Hong Kong Limited or any Investors.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

3.	Any creation of loan or debt (other than those as stipulated in the Restructuring Memo and Restructuring Agreements), provided that such subclause 11 shall only apply to the Company, ZKH Holdings Limited, ZKH Hong Kong Limited.

4.	Any issuance of new shares or equity securities by any Group Company (other than any issuance of new shares or equity securities pursuant to the Transaction Documents).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE G

COMPLIANCE PROGRAM

The Company shall take the following steps to enhance its compliance program within three months after the Closing:

A.            Develop and implement reasonable compliance program to deal with sanctions, export control, and reputational risks by taking the following steps:

1.            drafting and adopting sanctions, export control and reputation related policies and procedures;

2.            providing practical guidance to the employees on the rollout and implementation of these policies and procedures;

3.            developing a training program covering sanctions, export control and reputational issues, including periodic refresher training to higher-risk business teams;

4.            establishing a process to deal with sanctions, export control and reputational issues as they arise.

B.            Enhance the policies and procedures for conducting due diligence and ongoing monitoring on the Company’s customers, suppliers, distributors and other business partners (collectively, Third Parties), including:

1.            expanding the scope of due diligence during the onboarding of new Third Parties to cover sanctions, export control and reputation related risks;

2.            implementing regular monitoring of the Third Parties commensurate with the level of risk.

C.            Develop the Company’s template contractual provisions with the Third Parties to include customary representations, warranties and covenants that the Third Parties comply with sanctions and export control laws and not act in any way that may cause the Company to be exposed to compliance and reputational risks. Such template contractual provisions shall be adopted when the Company (1) enters into new contracts and (2) renews its existing contracts with Third Parties.

D.            Make other necessary business adjustments to reduce the compliance risk exposure as requested by the Lead Investor, subject to the approval of the board of directors of the Company, which should not be unreasonably withheld.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE H

LIST OF CHARGORS

Name of the Chargors	Address
Phoenix ZKH Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2060652, with its registered address at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.
June Rain Max Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2069359, with its registered address at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.
ZKHer Wing Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2068470, with its registered address at Offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands.
SKY E&S Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2068476, with its registered address at Offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands.
Roger Yang Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2068479, with its registered address at Offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands.
Young Bie Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2068477, with its registered address at Offices of Trident Trust Company (B.V.I.) Limited, Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands.
GSC ZKH Limited	a BVI business company incorporated with limited liability under the laws of the British Virgin Islands with company number 2071788, with its registered address at Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE I

COMPLIANCE COVENANTS

1.            Compliance with Anti-Corruption Laws. The Company shall at all times ensure that the Group Companies comply, and ensure that their respective officers, employees, directors, representatives, and agents acting on their behalf, comply with the applicable Anti-Corruption Laws.

2.            Compliance with Sanctions and Anti-Money Laundering Laws. The Company shall at all times ensure that neither the Company nor any other Group Company, and use commercially reasonable efforts to ensure that none of any directors, administrators, officers, board of directors (supervisory and management) members or employees of the Company or any other Group Company becomes a Sanctioned Person. The Company shall at all times ensure that the Group Companies, and use commercially reasonable efforts to ensure that their directors, administrators, officers, board of directors (supervisory and management) members or employees acting on their behalf (1) are in compliance with, and have not violated any applicable Economic Sanctions Law, and anti-money laundering or anti-terrorism financing laws, and the laws and regulations of the United States, the PRC or any other jurisdiction in any material respect; (2) do not engage in any transaction or conduct that is likely to result in it or any Investor becoming a Sanctioned Person or violating any Economic Sanctions Law.

3.            Regulatory Matters.

A.            Licences. The the Company shall at all times ensure that each Group Company has obtained all material licences, permissions, authorisations (public or private) or consents (together, Approvals) required for carrying on its business in accordance with all applicable laws and regulations. These Approvals shall be in full force and effect and shall not be subject to any materially unusual or onerous conditions.

B.            Compliance with laws. The Company shall at all times ensure that each Group Company has at all times conducted its business and corporate affairs in accordance with its articles of association, by-laws or other equivalent constitutional documents and in accordance with all applicable laws in all material respects. The Company shall at all times ensure that no Group Company is in material default of any applicable laws in any jurisdiction which applies to the Group Company.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE J

PROTECTIVE PROVISIONS

1.	Any major matters that may result in acquisition, merger, combination, division, transfer of major assets or voting power, or increase or decrease in the authorized share capital, issued share capital or registered capital, as applicable, of the Company or investment into third parties, or that is related to the bankruptcy, dissolution, or liquidation of the Company;

2.	Any increase or decrease in the authorized share capital, the issued share capital or the registered capital, as applicable, of the Company, or any cancellation or repurchase of equity securities of the Company, or any issuance, allotment or purchase of any share warrants, option rights or other securities convertible into the Company’s shares, excluding for (x) any Ordinary Shares (and/or options or warrants therefor) issued or granted to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to the employee stock ownership plan as approved by the board of directors of the Company; or (y) pursuant to contractual rights to repurchase Ordinary Shares held by employees, directors or consultants of the Company (other than the Founder) upon termination of their employment or services under the employee stock ownership plan as approved by the board of directors of the Company;

3.	Any action that authorizes, creates or issues any class of securities (or other securities that may be converted into such class of securities) of the Company having preferences superior to or on a parity with the any series of Preferred Shares or any other securities of the Company, or reclassify any outstanding shares into shares having rights, preferences, priority or privileges senior to or on parity with any series of Preferred Shares, or any action that will alter or change the rights, preferences or privileges of the Preferred Shares;

4.	Any material change to the business scope, nature and/or activities of the Company, entering any new lines of business that are not related to the Principal Business of the Company, or any change of the company name, or termination of the Principal Business of the Company;

5.	Declaration or payment of dividends or other distributions to shareholders of the Company;

6.	Other matters that may materially affect the rights and interests of the holders of the Preferred Shares or the Notes.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit A: CONVERTIBLE PROMISSORY NOTE

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

CONVERTIBLE PROMISSORY NOTE

Note Series:

Date of Note:

Principal Amount of Note:

THIS NOTE is made on [●] 2022 by ZKH GROUP LIMITED, an exempted company of limited liability with registered number 375121 incorporated under the laws of Cayman Islands, whose registered office is at 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the “Company”).

Reference is made to the Convertible Note Subscription Agreement entered into by and among, the Company, [●] or its assignee (the “Holder”) and certain other parties thereof dated January 29, 2022 (the “Subscription Agreement”).

1.            Definitions

Unless otherwise indicated in this Section 1, capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Subscription Agreement.

“Conversion Amount” shall have the meaning given to it in Section 3(b).

“Conversion Date” shall have the meaning given to it in Section 3(c).

“Conversion Event” shall have the meaning given to it in Section 3(a).

“Deed of Adherence” shall mean the form of deed of adherence as an exhibit attached to the Shareholders Agreement.

“Default Interest” shall mean simple interest at a rate of 5 per cent per annum.

“Event of Default” shall have the meaning given to it in Section 4(a).

“Financial Debt” shall mean borrowings and indebtedness in the nature of borrowings (including by way of acceptance credits, discounting or similar facilities, loan stocks, bonds, debentures, notes, overdrafts or any similar arrangements the purpose of which is to raise money) owed to any banking, financial, acceptance credit, lending, investing or other similar intuition or organisation, other than trade receivables and overdraft credit in the ordinary course of business.

“Maturity Date” shall mean the date that falls 10 months after the Closing Date or a longer term otherwise agreed by the Company and the Holder.

“Note” or “Notes” shall have the meaning given to it respectively in Section 2(a).

“Note Subdivision” shall have the meaning given to it in Section 2(e).

“Price Per Series F Share” shall mean US$0.5659 per share of Series F Shares.

1

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Qualified IPO” shall mean an initial public offering of the Company at a listing venue duly approved by the board of the directors of the Company pursuant to Section 9.2 of the Shareholders Agreement, at a public offering price (excluding customary underwriters’ commissions and expenses) that values the Company on a per share basis at least 1.2 times the Price Per Series F Share (applicable if the Qualified IPO is consummated prior to December 31, 2022) or at least 1.4 times the Price Per Series F Share (applicable if the Qualified IPO is consummated is consummated from January 1, 2023 to December 31, 2023) or at least 2.0 times the Price Per Series F Share (applicable if the Qualified IPO is consummated from January 1, 2024 to December 31, 2024) on a fully diluted basis immediately prior to the completion of such offering.

“Register” shall have the meaning given to it in Section 2(b).

“Replacement Note” shall have the meaning given to it in Section 2(e).

“Restated Articles” shall mean the Second Amended and Restated Memorandum of Association and Articles of Association of the Company, in the form attached hereto as Schedule 1.

“Series F Shares” shall mean the Series F preferred shares of a par value of US$0.0000001 each in the Company to be issued to the Holders by the Company upon conversion of the Note.

“Subdivision Notice” shall have the meaning given to it in Section 2(e).

“Tax Deduction” shall mean a deduction or withholding for or on account of tax from a payment or a conversion of outstanding principal into Series F Shares in accordance with this Note.

2.            Basic terms.

(a)            Promise to Pay. For value received, the Company promises to pay to the Holder the principal amount set forth above with simple interest on the outstanding principal amount at the rate of 8% per annum. Interest shall commence on the Closing Date (as defined in the Subscription Agreement) and shall continue on the outstanding principal amount until paid in full in accordance with this Note. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed since and including the Closing Date and the date of repayment. For the avoidance of doubt, no interest shall accrue if the Note is converted pursuant to the Section 3 of this Note.

(b)            Series of Notes. This convertible promissory note (the “Note”) is issued as part of a series of notes designated by the Note Series above (collectively, the “Notes”) and issued in a series of multiple closings to certain persons and entities (collectively, the “Holders”) in accordance with the Subscription Agreement. The Company shall maintain a ledger of all Holders (the “Register”). Any Holder may inspect the Register on any Business Day from 9:30am to 5:30pm at the office of the Company.

(c)            Payments. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal.

(d)            Certificate. The Company shall on the Closing Date issue a Note Certificate to each of the Holders in the form set out in Schedule 2 of this Note.

(e)            Subdivision. Each of the Holders shall be entitled by written notice to the Company (which shall be irrevocable and in the form set out in Schedule 3 (a Subdivision Notice) to subdivide a Note held by it into two or more replacement Notes (each a Replacement Note) each of a smaller principal amount but having an aggregate principal amount equal to the principal amount of the Note subdivided (a Note Subdivision). A Subdivision Notice must be accompanied by the relevant Note Certificate. The Company shall, immediately upon receiving a Subdivision Notice and the relevant Note Certificate without charge register the subdivision in the Register and issue the relevant Noteholder with Note Certificates for the Replacement Notes. Each Replacement Note will have a maturity date and will be subject to terms and conditions identical to the Notes as set out herein.

2

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

3.            Conversion and repayment.

(a)            Conversion. This Note shall be converted into Series F Shares upon the occurrence of any of the following events (whichever is earlier, the “Conversion Event”), provided that there has not been any occurrence of any Event of Default on or prior to the date of the Conversion Event:

(i)            automatically, upon completion of the Group Restructuring to the reasonable satisfaction of the Notes Majority (for the avoidance of doubt, the completion of the Group Restructuring shall be deemed as to the satisfaction of the Notes Majority for so long the Group Restructuring has been carried out in accordance with the Restructuring Memo);

(ii)           automatically, immediately prior to the consummation of a Qualified IPO;

or

(iii)          at the option of the Holder, on or after the Maturity Date.

(b)            Conversion Mechanism. The outstanding principal of this Note shall be converted in whole if the conversion takes place pursuant to Section 3(a)(i) or Section 3(a)(ii) or shall be converted in whole or in part at the sole discretion of the Holder if the conversion takes place pursuant to Section 3(a)(iii) (the amount so converted, the “Conversion Amount”). The Conversion Amount of this Note shall be converted into that number of fully paid Series F Shares as is equal to the Conversion Amount divided by the Price Per Series F Share. Series F Shares shall rank senior to all the existing classes and series of equity securities issued by the Company on or prior to the conversion and shall be subject to the terms in the Shareholders Agreement and the Restated Articles.

(c)            Procedure for Conversion. The consummation of the conversion of the Notes into Series F Shares shall take place remotely via the exchange of documents and signatures: (i) on the date that is the fifth Business Day after the occurrence of the Conversion Event if the conversion takes place pursuant to Section 3(a)(i) or Section 3(a)(iii); (ii) on the date of the Conversion Event if the conversion takes place pursuant to Section 3(a)(ii); or (iii) such other date as the Company and the Holder may mutually agree (the “Conversion Date”). On the Conversion Date,

(i)            the Company shall deliver to the Holder (a) the updated register of members of the Company, certified by the registered office provider of the Company, reflecting the issuance to the Holder of Series F Shares so converted for the Holder pursuant to this Section 3, (b) a copy of the duly executed share certificate issued in the name of the Holder representing Series F Shares so converted for the Holder pursuant to this Section 3, (c) a copy of the Restated Articles, in the form attached hereto as Schedule 3, which shall have been duly adopted by the Company by all necessary action of the board of directors and the members of the Company, and such adoption shall have become effective prior to or as of the Conversion Date with no alternation or amendment to the form, (d) a copy of the compliance undertaking letter duly executed by the Company, in the form attached hereto as Schedule 4; and

(ii)            the Holder shall surrender the Note to the Company and deliver to the Company the signed Deed of Adherence to the Shareholders Agreement, reflecting that it has become a party to the Shareholders Agreement as a holder of Series F Shares.

3

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(d)            Repayment.

(i)            Repayment upon Maturity. On or after the Maturity Date any Holder shall be entitled to, by sending a written notice to the Company, request the Company to repay any or all Indebtedness of the Note held by such Holder within 30 days from its receipt of the Holder’s notice.

(ii)          Repayment upon Event of Default. Upon the occurrence of an Event of Default, unless otherwise waived in writing by the Notes Majority, any and all Indebtedness shall be immediately due and payable.

(iii)         No Prepayment. The Company shall not prepay any part of the Indebtedness or redeem the Note in whole or in part before the Maturity Date, without the prior written consent of the Notes Majority. All prepayment requests from the Company shall be made to all holders of the Notes issued pursuant to the CB Agreement concurrently and pro rata to their respective outstanding principal amounts. The Company may redeem the Note in whole or in part after the Maturity Date provided that there has not been any occurrence of any Event of Default on or prior to the date of such redemption.

(iv)          Cancellation. Any Notes so converted or repaid pursuant to this Section 3 shall be immediately cancelled and such Notes may not be reissued or resold. If any such Notes which is not at that time to be converted or repaid fully, the Company shall issue to the relevant Holders, without charge, a new Note Certificate for the balance of such Note.

4.            Events of default.

(a)            Upon any Event of Default, at the option and upon the declaration of the Notes Majority (except that the declaration of the Event of Default as described in Section 4(a)(v) shall be at the option of the Holder) and upon written notice to the Company, this Note shall accelerate and all Indebtedness shall become due and payable. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(i)            the occurrence of any of the following in respect of any Group Company:

a.	the appointment of a liquidator, provisional liquidator, receiver or administrative receiver;

b.	the agreement of any moratorium, compromise or arrangement with creditors generally or a class of creditors generally by reason of financial difficulties;

c.	any filing of any winding-up petition against any Group Company;

d.	the inability to pay any debt as it falls due which: (i) is with a value in excess of RMB20,000,000; or (ii) is with a value of no more than RMB20,000,000 and such failure to pay has not been cured within 30 days from the date that such debt falls due;

e.	any other matters or proceeds analogous to the above.

(ii)           cessation or change of Principal Business (as defined in the Shareholders Agreement) of any Group Company;

4

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)          any Financial Debt of any Group Company being declared to be or otherwise becoming due and payable prior to its specified maturity as a result of an event of default (however described) with a value in excess of RMB20,000,000;

(iv)          material breach of any warranties, undertakings or obligations of any Group Company and/or the Founders and/or the Chargors and/or any person who has received any ESOP Reserved Shares and entered into a share charge agreement pursuant to Section 6.2 of the Subscription Agreement under the Transaction Documents which may have an adverse effect on the Company, ZKH Holdings Limited, ZKH Hong Kong Limited or any Holder; or

(v)           failure of the Company to repay any Indebtedness when due under any Note issued pursuant to the CB Agreement;

(vi)          any Indebtedness under the Note becoming illegal.

5.            Default Interest

If the Company fails to pay any Indebtedness that falls due in accordance with this Note, the Company shall pay Default Interest to the Holder on that sum from but excluding the due date to and including the date of actual payment calculated on a daily basis. For the avoidance of doubt, the interest rate of 8% per annum shall continue to accrue between the due date and the date of actual payment pursuant to Section 2(a).

6.            Tax

The Company shall make all payments to be made by it to the Holder free and clear of and without any Tax Deduction in accordance with the terms of this Note, unless the Company is required to make a Tax Deduction, in which case the sum payable by the Company to the Holder shall be increased to the extent necessary to ensure that the Holder shall receive a sum net of any Tax Deduction equal to the sum which it would have received had no such Tax Deduction been made or required to be made.

Any stamp duty or other transfer taxes payable in respect of the issue of Series F Shares shall be borne by the Company.

7.            Miscellaneous provisions.

(a)            Further Assurances. From and after the date hereof, the Company and the Holder shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purpose of this Note.

(b)            Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer; provided that the foregoing shall not apply to any indirect transfer arising from the transfer of the Holder’s partnership interest. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal. For the avoidance of doubt, the Company hereby agrees that it will consent to any transfer of the Note by the Holder, in whole or in part, to any of its Affiliates and will provide such assistance as may be required for such purpose, including updating the Register. Transfer restrictions applicable to the Equity Securities of the Company held by a holder of Preferred Shares under the Shareholders Agreement shall apply to the transfer of this Note.

5

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(f)            Governing Law. This Note shall be governed by and construed in accordance with the laws of Hong Kong, without giving effect to conflicts of laws principles that would result in the application of any law other than the law of Hong Kong. Any dispute, controversy, difference or claim arising out of or in relation to this Note including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non- contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules then in force. The seat of arbitration shall be Hong Kong. The number of arbitrators shall be three. The language of the arbitration shall be English.

(g)            Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h)            Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i)            Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j)            Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto.

(k)            Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

6

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)            Pari Passu. The Company’s payment obligations under the Notes rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

(d)            Amendment. This Note can only be amended with the written consent of the Company and the Notes Majority, provided that no amendment shall be effective or enforceable if such amendment or waiver affects the Holder disproportionately and adversely differently from the other holders of the Notes issued pursuant to the CB Agreement, unless the Holder consents in writing to such amendment or waiver.

[Signature pages follow]

7

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Schedule 1

FORM OF RESTATED ARTICLES

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Schedule 2

Form of Note Certificate

Certificate No.	Date of issue	Principal Amount

ZKH GROUP LIMITED (“COMPANY”)

(an exempted company of limited liability with registered number 375121 incorporated under the laws of Cayman Islands)

CERTIFICATE OF LOAN NOTE

This is to certify that the person named below is the registered holder of a convertible loan note in the principal amount of US$[•] issued at its principal value of US$[•], which is constituted by a deed entered into by the Company on [•] (the Note) and issued with the benefit of, and subject to the provisions contained in, the Note and the conditions endorsed hereon (the Conditions).

Name of Holder:

This Note Certificate is only redeemable in accordance with the Conditions endorsed hereon.

This Note Certificate is transferable and subdivisible subject to the limitations and procedures set out in the Conditions. This Note Certificate must be surrendered before any transfer can be registered or any new Note Certificate(s) can be issued in exchange.

This Note Certificate shall be governed by and construed in accordance with the laws of the Hong Kong.

In witness whereof the Company has caused this Note Certificate to be executed in accordance with its articles of association.

SIGNED	)	SIGNATURE:
for and on behalf of	)
the Company	)	NAME:

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Schedule 3

Form of Subdivision Notice

To:         [•]

Date:      [•]

I, being the registered holder of the Note represented by this certificate, give notice that I require the Company to subdivide the said Note into [insert number] Replacement Notes in the principal amounts set out below:

SIGNED	)	SIGNATURE:
for and on behalf of	)
[•]	)	NAME:

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Schedule 4

Form of Compliance Undertaking Letter

From: ZKH Group Limited, an exempted company of limited liability with registered number 375121 incorporated under the laws of Cayman Islands, whose registered office is at 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Company); and

To:          [Name of Series F Shareholder] (the Investor)

Each of the foregoing parties to this undertaking letter is referred to herein individually as a Party and collectively as the Parties.

Date:       [☐]

Re: Compliance Undertaking Letter

We refer to the Convertible Note Subscription Agreement (the “CB Agreement”) dated as of January 29, 2022 entered into by and among, the Company, the Founder, the Investor and certain other parties thereof, pursuant to which the Company has borrowed from the Investor, and the Investor has extended to the Company, a certain amount of convertible loan (the “Convertible Loan”). Capitalised terms used but not defined herein shall have the meaning as ascribed to them in the CB Agreement.

The Investor now wishes to convert the Convertible Loan into Series F Shares in accordance with the CB Agreement and to execute a deed of adherence to the Shareholders Agreement reflecting that it has become a holder of Series F Shares. In consideration of the Investor’s efforts in making the investment in the Company, the Company hereby makes the following compliance undertaking in favor of the Investor in the Investor’s capacity as a holder of Series F Shares and as a shareholder of the Company:

1.            Compliance with Anti-Corruption Laws. The Company shall at all times ensure that the Group Companies comply, and ensure that their respective officers, employees, directors, representatives, and agents acting on their behalf, comply with the applicable Anti-Corruption Laws.

2.            Compliance with Sanctions and Anti-Money Laundering Laws. The Company shall at all times ensure that neither the Company nor any other Group Company, and use commercially reasonable efforts to ensure that none of any directors, administrators, officers, board of directors (supervisory and management) members or employees of the Company or any other Group Company becomes a Sanctioned Person. The Company shall at all times ensure that the Group Companies, and use commercially reasonable efforts to ensure that their directors, administrators, officers, board of directors (supervisory and management) members or employees acting on their behalf (1) are in compliance with, and have not violated any applicable Economic Sanctions Law, and anti-money laundering or anti-terrorism financing laws, and the laws and regulations of the United States, the PRC or any other jurisdiction in any material respect; (2) do not engage in any transaction or conduct that is likely to result in it or any Investor becoming a Sanctioned Person or violating any Economic Sanctions Law.

3.            Regulatory Matters.

A.            Licences. The the Company shall at all times ensure that each Group Company has obtained all material licences, permissions, authorisations (public or private) or consents (together, Approvals) required for carrying on its business in accordance with all applicable laws and regulations. These Approvals shall be in full force and effect and shall not be subject to any materially unusual or onerous conditions.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

B.            Compliance with laws. The Company shall at all times ensure that each Group Company has at all times conducted its business and corporate affairs in accordance with its articles of association, by-laws or other equivalent constitutional documents and in accordance with all applicable laws in all material respects. The Company shall at all times ensure that no Group Company is in material default of any applicable laws in any jurisdiction which applies to the Group Company.

The provisions of Sections 10.3 (Confidentiality), 10.5 (Governing Law) and 10.6 (Dispute Resolution) of the Shareholders Agreement shall apply to this undertaking letter, mutatis mutandis.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

In witness whereof, the undersigned has executed this undertaking letter as of the date first indicated above.

For and on behalf of

ZKH Group Limited

By:
Title: Authorized Signatory

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

In witness whereof this Note has been duly executed as a deed and is intended to be and is hereby delivered on the date first above written.

SIGNED, SEALED and	)
DELIVERED as a Deed by	)
)
and	)
)
as authorised and empowered	)
representative of	)
ZKH GROUP LIMITED	)
)
)
	)	[Insert name of person authorised]
	)	Position: Director
)
)
)
)
	)	[Insert name of person authorised]
	)	Position: Director

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit B: SHAREHOLDERS AGREEMENT

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

AMENDED AND RESTATED

SHAREHOLDERS AGREEMENT

OF

ZKH GROUP LIMITED

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

This AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into on February 24, 2022 by and among:

1.	ZKH Group Limited, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (the “Company”);

2.	ZKH Holdings Limited, a BVI business company incorporated under the Laws of the British Virgin Islands (the “BVI Company”);

3.	ZKH Hong Kong Limited, a company incorporated under the Laws of Hong Kong (the “HK Company”);

4.	Shanghai Kunshucai Supply Chain Management Co., Ltd. (上海坤数采供应链管理有限公司), a wholly foreign owned enterprise incorporated under the Laws of the PRC (the “WFOE”);

5.	ZKH Industrial Supply Co., Ltd. (震坤行工业超市（上海）有限公司), a company incorporated under the Laws of the PRC (the “Domestic Company”);

6.	Mr. CHEN Long (陈龙), a citizen of the PRC (the “Founder” or the “Actual Controller”), whose ID number is 362322196809080919;

7.	ZKHer Wing Limited, a BVI business company incorporated under the Laws of the British Virgin Islands;

8.	SKY E&S Limited, a BVI business company incorporated under the Laws of the British Virgin Islands;

9.	Roger Yang Limited, a BVI business company incorporated under the Laws of the British Virgin Islands;

10.	Young Bie Limited, a BVI business company incorporated under the Laws of the British Virgin Islands;

11.	GSC ZKH Limited, a BVI business company incorporated under the Laws of the British Virgin Islands;

12.	Loong ZKH Limited, a BVI business company incorporated under the Laws of the British Virgin Islands (the “Loong ZKH”);

13.	Phoenix ZKH Limited, a BVI business company incorporated under the Laws of the British Virgin Islands (the “Phoenix ZKH”);

(Loong ZKH and Phoenix ZKH are referred to collectively herein as the “Founder Holdcos”, and each, a “Founder Holdco”);

14.	Shanghai GBB Industrial Tech Co., Ltd.(上海工邦邦工业技术有限公司), a company incorporated under the Laws of the PRC;

1

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

15.	Shenzhen Kuntong Smart Warehousing Technology Co., Ltd. (深圳市坤同智能仓储科技有限公司), a company incorporated under the Laws of the PRC;

16.	Shanghai Kunhe Supply Chain Management Co., Ltd. (上海坤合供应链管理有限公司), a company incorporated under the Laws of the PRC;

17.	Andanda Industrial Technology (Shanghai) Co., Ltd. (安丹达工业技术（上海）有限公司);

18.	Shanghai Airley Industrial Co., Ltd. (上海航利实业有限公司), a company incorporated under the Laws of the PRC;

19.	Shanghai Kunjun Materials and Technology Co., Ltd. (上海坤骏材料科技有限公司), a company incorporated under the Laws of the PRC;

20.	Each of the Persons listed in Part A of Schedule I hereto (collectively, the “Ordinary Shareholders” and each a “Ordinary Shareholder”);

21.	Each of the Persons listed in Part B of Schedule I hereto (the “Series Seed Investor”);

22.	Each of the Persons listed in Part C of Schedule I hereto (collectively, the “Series A Investors” and each a “Series A Investor”);

23.	Each of the Persons listed in Part D of Schedule I hereto (collectively, the “Series A+ Investors” and each a “Series A+ Investor”);

24.	Each of the Persons listed in Part E of Schedule I hereto (collectively, the “Series B Investors” and each a “Series B Investor”);

25.	Each of the Persons listed in Part F of Schedule I hereto (collectively, the “Series B+ Investors” and each a “Series B+ Investor”);

26.	Each of the Persons listed in Part G of Schedule I hereto (collectively, the “Series C-1 Investors” and each a “Series C-1 Investor”);

27.	Each of the Persons listed in Part H of Schedule I hereto (collectively, the “Series C-2 Investors” and each a “Series C-2 Investor”; together with Series C-1 Investors, collectively the “Series C Investors” and each a “Series C Investor”);

28.	Each of the Persons listed in Part I of Schedule I hereto (collectively, the “Series D-1 Investors” and each a “Series D-1 Investor”);

29.	Each of the Persons listed in Part J of Schedule I hereto (the “Series D-2 Investor”; together with Series D-1 Investors, collectively the “Series D Investors” and each a “Series D Investor”); and

30.	Each of the Persons listed in Part K of Schedule I hereto (collectively, the “Series E Investors” and each a “Series E Investor”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

2

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

RECITALS

A	The Company, the Founder and the CB Investors have entered into a Convertible Note Subscription Agreement (the “CB Agreement”) dated as of January 29, 2022, pursuant to which the Company has borrowed from the CB Investors, and the CB Investors have extended to the Company, an aggregate principal amount of US$221,834,275 (the “Convertible Loan”) and upon satisfaction of certain conditions set forth in the CB Agreement, the Convertible Loan will be converted into certain number of Series F Preferred Shares of the Company.

B	The Company, the Founder, the Investors (other than the Series F Investors) and certain other parties named therein have entered into a Shareholders Agreement dated as of December 30, 2021 (the “Prior Shareholders Agreement”), which will be replaced and superseded in its entirety by this Agreement.

C	Upon conversion of the Convertible Loan in accordance with the CB Agreement, each CB Investors will execute a Deed of Adherence, substantially in the form attached hereto as Exhibit A, to this Agreement, reflecting that it has become a Party to this Agreement as the Series F Investor.

D	The Parties desire to enter into this Agreement and make the respective representations, warranties, covenants and agreements set forth herein on the terms and conditions set forth herein.

WITNESSETH

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

ARTICLE 1           DEFINITIONS

1.1.	Definitions

The capitalized terms in this Agreement shall have the meanings ascribed to them in Schedule II attached hereto. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the CB Agreement.

ARTICLE 2           INFORMATION AND INSPECTION RIGHTS

2.1.	Information Rights

The Group Companies shall, and the Actual Controller shall procure the Group Companies to, deliver to each Investor the following documents or reports:

(i)	within ninety (90) days after the end of each fiscal year of the Company, an audited annual consolidated financial statements of the Group Companies as of the end of the fiscal year, audited and certified by the Auditor, all prepared in accordance with U.S. GAAP or IFRS;

3

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	within forty-five (45) days of the end of each quarter, an unaudited quarterly consolidated financial statements of the Group Companies as of the end of such quarter, all prepared in accordance with U.S. GAAP or IFRS;

(iii)	within thirty (30) days of the end of each month, an unaudited monthly consolidated financial statements of the Group Companies as of the end of such month, all prepared in accordance with U.S. GAAP or IFRS, and key monthly operational data of the Group Companies of such month;

(iv)	a business plan and an annual budget for the forthcoming fiscal year within sixty (60) days after the beginning of such fiscal year;

(v)	within forty-five (45) days of the end of each quarter, a detailed cap table as of the end of such quarter;

(vi)	any information in relation to the contemplated IPO of the Company; and

(vii)	upon request by any Investor, any other information, statistics, transaction and financial data of the Group Company.

The Group Companies and the Actual Controller shall ensure the accuracy of the relevant financial statements and the financial indicators of the Group Companies.

2.2.	Inspection Rights

2.2.1	Each Investor shall have the right to conduct financial audit of the Group Companies each year by itself or through a qualified auditor; provided that, after the Group Companies accept the audit request from an Investor in written form (“Audit Requesting Investor”), for the audit period and until the expiration of six (6) months after the date of issuance of the audit report, the Group Companies will no longer accept any audit request from Investors other than the Audit Requesting Investor; provided, further, that the auditor engaged by the Audit Requesting Investor shall be one of the “Big Four” accounting firms or any other accounting firm jointly recognized by at least three (3) Investor Directors. The Group Companies shall actively cooperate with the auditor and provide requisite materials and resources. The Group Companies shall provide the audit report to each Investor within five (5) Business Days upon receipt of such audit report.

The Warrantors shall ensure that all financial statements are prepared in accordance with the applicable accounting standards. The Warrantors shall also ensure that the audits are performed in accordance with the applicable audit principles and are conducted by a qualified accounting firm jointly recognized by the Actual Controller and the Audit Requesting Investor.

2.2.2	Upon the reasonable request by any Investor and on the premise that such request will not interfere with the normal production and operation of the Group Companies, the Group Companies shall, and the Warrantors shall procure the Group Companies to, provide such Investor with material information regarding the production, operation, compliance, reputation and/or financial management of the Group Companies; the Group Companies shall permit each Investor to, during the normal working hours of the Group Companies, inspect the property, real estate, accounts and books and operating records (including compliance related records), internal policies, of the Group Companies, copy and summarize the relevant documents, discuss the business, finance, compliance, reputation and conditions of the Group Companies with the relevant management of the Group Companies, and consult with the advisors, employees, independent accountants and lawyers of the Group Companies in connection with matters relating to the operations of the Group Companies.

4

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

ARTICLE 3           POST-CLOSING COVENANTS AND REDEMPTION

3.1.	IPO Commitment

(i)	The Warrantors acknowledge and warrant that (i) if the Company fails to consummate the Qualified IPO or the Qualified Buyout Event on or prior to December 31, 2024 (the “Target IPO Period”), or (ii) upon the occurrence of any of the Redemption Events set forth in Section 3.2 hereof, the relevant Investors shall have the right to request the Company and/or the Actual Controller (as applicable) to redeem all or any part of the outstanding Preferred Shares held by such Investors in accordance with Section 3.2 of this Agreement.

(ii)	The Actual Controller agrees to procure the Company to consummate the Qualified IPO and do his best to cooperate with the preparation and application for the Qualified IPO of the Company, including making necessary and reasonable supplements and revisions to this Agreement and the Restated M&A of the Company in accordance with the then-effective listing rules and guidance promulgated by the China Securities Regulatory Commission and/or overseas securities regulatory commission where the Company is to be listed and the requirements of the underwriters engaged by the Company in connection with the Qualified IPO.

3.2.	Redemption

(i)	The right of redemption of Series Seed Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series Seed Redemption Event”; collectively the “Series Seed Redemption Events”), the Series Seed Investors (each a “Series Seed Redemption Party”; collectively the “Series Seed Redemption Parties”) shall have the right to request the Actual Controller to redeem all or any part of the outstanding Series Seed Preferred Shares held by such Series Seed Redemption Party; (the “Series Seed Redemption Right”):

(1)	Before the expiration of the Target IPO Period, the Company fails to have a registration statement filed to and accepted by the China Securities Regulatory Commission or the overseas securities regulatory institution or fails to consummate a Qualified Buyout Event;

5

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(2)	The Actual Controller no longer devotes his full time and energy into the Group Companies;

(3)	The Company or the Domestic Company becomes bankrupt, is liquidated or has a receiver/trustee take possession of all or substantially all of its assets;

(4)	Material changes occur to the core business or the controlling shareholder of the Group Companies;

(5)	Without the approval of the Board of Directors of the Group Company, the Actual Controller engages in any Related-party Transaction and the Group Company outside the ordinary course of business, and such Related-party Transaction would cause material adverse impact upon the benefits and interests of the Series Seed Investors; or the Actual Controller seriously violates any laws or regulations;

(6)        The Actual Controller pledges all or any of its Equity Securities of the Group Companies, and the pledgee enforces such pledge over all or any of the Equity Securities held by the Actual Controller in the Group Companies.

(b)        Redemption Price

The redemption price for each of the Series Seed Preferred Shares held by the Series Seed Redemption Parties (the “Series Seed Redemption Price”) shall be calculated in accordance with the following formula:

Series Seed Redemption Price = I* (1+10%*N) + A - M

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series Seed Issue Price.

N = a fraction, the numerator of which is the number of calendar days between the Deemed Series Seed Issue Date and the date of redemption and the denominator of which is 365.

A = any declared but unpaid dividends for each of the Series Seed Preferred Shares held by the Series Seed Redemption Party.

M = any performance bonus or cash proceeds received from each of the Series Seed Preferred Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies, which are actually received by the Series Seed Redemption Party, during the period from the Deemed Series Seed Issue Date until the date of receipt of the full amount of the Series Seed Redemption Price.

6

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

The Parties hereby acknowledge and agree that the Series Seed Redemption Price calculated under this Section 3.2(i)(b) represents the fair market value of the outstanding Series Seed Preferred Shares which the Series Seed Redemption Party proposes to be redeemed.

(ii)	The right of redemption by Series A Investors and Series A+ Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series A Redemption Event”; collectively the “Series A Redemption Events”), each of the Series A Investors and Series A+ Investors (each a “Series A Redemption Party”; collectively the “Series A Redemption Parties”) shall have the right to request the Company and/or the Founder to redeem all of the outstanding Series A Preferred Shares and/or Series A+ Preferred Shares held by such Series A Redemption Parties (the “Series A Redeemed Shares”) and the total amount of the Series A Redemption Price (as defined below) shall be paid in full within one hundred twenty (120) Business Days after the Series A Redemption Parties deliver their request for redemption (the “Series A Redemption Right”):

(1)	Before the expiration of the Target IPO Period, the Company fails to have a registration statement filed to and accepted by the China Securities Regulatory Commission or the overseas securities regulatory institution or fails to consummate a Qualified Buyout Event;

(2)	There is a material issue that prevents the Company from consummating the IPO, and such material issue fails to be resolved before the expiration of the Target IPO Period;

(3)	There is a breach by the Founder of any then-effective provisions of any agreements between the Series A Redemption Parties or their Affiliates and the Founder, which causes material adverse effect upon the normal operation of the Group Companies or causes material losses to the benefits and interests of the Series A Redemption Parties;

If the Series A Redemption Parties request the Founder to redeem all or any part of the outstanding Series A Redeemed Shares, the Founder shall procure the Board of Directors of the Company to vote for such redemption and execute all necessary legal instruments in connection with such redemption.

(b)	Redemption Price

The redemption price for each of the Series A Redeemed Shares held by the Series A Redemption Parties (the “Series A Redemption Price”) shall be calculated in accordance with the following formula:

Series A Redemption Price = I * (1+6%*T) + A - M

7

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series A Issue Price or Deemed Series A+ Issue Price (as applicable).

T = a number, the numerator of which is the number of calendar days between the Deemed Series A Issue Date or Deemed Series A+ Issue Date (as applicable) and the date of receipt by the Series A Redemption Party of the full amount of the Series A Redemption Price and the denominator of which is 365.

A = any declared but unpaid dividends for each of the Series A Redeemed Shares held by the Series A Redemption Party.

M = any performance bonus or cash proceeds received from each of the Series A Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies, which are actually received by the Series A Redemption Party, during the period from Deemed Series A Issue Date or Deemed Series A+ Issue Date (as applicable) until the date of receipt by the Series A Redemption Party of the full amount of the Series A Redemption Price.

The Parties hereby acknowledge and agree that the Series A Redemption Price calculated under this Section 3.2 (ii)(b) represents the fair market value of the outstanding Series A Redeemed Shares which the Series A Redemption Party proposes to be redeemed.

(iii)	The right of redemption by Series B Investors, Series B+ Investors and Series C Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following events (each a “Series BC Redemption Event”; collectively the “Series BC Redemption Events”), each of the Series B Investors, Series B+ Investors and Series C Investors (each a “Series BC Redemption Party”; collectively the “Series BC Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series BC Repurchaser”; collectively the “Series BC Repurchasers”) to redeem all or any part of the outstanding Series B Preferred Shares and/or Series B+ Preferred Shares and/or Series C Preferred Shares held by such Series BC Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receiving such written notice to review and approve the IPO-related matters, and if the Series BC Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, which results in the failure of the Company to launch the IPO in a timely manner;

8

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to receive any written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series BC Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) any shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series BC Redemption Parties;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of any act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Group Companies (including without limitation termination of the employment between the Actual Controller and the Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series BC Redemption Parties;

(9)	Without the approval by the Board of the Group Company, the Group Company enters into a Related-party Transaction outside the ordinary course of business of the Group Company, or the Group Company provides guarantee for any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series BC Redemption Parties;

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

9

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(11)	The Company terminates its listing plan during the listing process, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series BC Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after the Series BC Redemption Party delivers a written notice on the breach;

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations.

(b)	Redemption Method

At any time after the occurrence of any of the Series BC Redemption Events, the Series BC Redemption Party may deliver a written notice to the Actual Controller (the “Series BC Redemption Notice”), requesting any of the Series BC Repurchasers to redeem all or any of the outstanding Series B Preferred Shares and/or Series B+ Preferred Shares and/or Series C Preferred Shares held by such Series BC Redemption Party (the “Series BC Redeemed Shares”) at the Series BC Redemption Price (as defined below) (the “Series BC Redemption Right”). The Series BC Repurchasers shall redeem all of the Series BC Redeemed Shares held by the Series BC Redemption Parties and pay the full amount of the Series BC Redemption Price within three (3) months after receipt of the Series BC Redemption Notice (regardless of whether the registration and/or filing with the relevant Government Authorities has been completed in respect of such redemption or repurchase, to the extent such registration and/or filing is required under applicable laws). If the Series BC Redemption Parties request the Company to redeem the Series BC Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company for a period of two (2) years after the delivery of the Series BC Redemption Notice by the Series BC Redemption Parties; if the Series BC Redemption Parties request the Founder to redeem the Series BC Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder for a period of two (2) years after the delivery of the Series BC Redemption Notice by the Series BC Redemption Parties.

The other Shareholders of the Company hereby agree to unconditionally take any necessary measures and actions for exercise of the Series BC Redemption Right under this Section 3.2(iii).

(c)	Redemption Price

The redemption price for each of the Series BC Redeemed Shares held by the Series BC Redemption Parties (the “Series BC Redemption Price”) shall be calculated in accordance with the following formula:

Series BC Redemption Price = I * (1+8% or 6%*T) + A - M

10

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series B Issue Price, or Deemed Series B+ Issue Price, Deemed Series C Issue Price (as applicable).

6% is applicable to Series B Investors and Series B+ Investors; 8% is applicable to Series C Investors.

T = a number, the numerator of which is the number of calendar days between the Deemed Series B Issue Date, Deemed Series B+ Issue Date, or Deemed Series C Issue Date (as applicable) and the date of receipt by the Series BC Redemption Party of the full amount of the Series BC Redemption Price and the denominator of which is 365.

A = any declared but unpaid dividends for each of the Series BC Redeemed Shares held by the Series BC Redemption Party.

M = any performance bonus and cash proceeds received from each of the Series BC Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies due to the occurrence of the Series BC Redemption Events, which are actually received by the Series BC Redemption Party, during the period from the Deemed Series B Issue Date, Deemed Series B+ Issue Date, or Deemed Series C Issue Date (as applicable) until the date of receipt by the Series BC Redemption Party of the full amount of the Series BC Redemption Price. For the avoidance of doubt, only if the Series BC Redemption Event is the cause of action that triggers the compensation or indemnification from the Founder or the Group Companies, such compensation or indemnification to the Series BC Redemption Party should be included in M.

The Parties hereby acknowledge and agree that the Series BC Redemption Price calculated under this Section 3.2(iii) represents the fair market value of the Series BC Redeemed Shares which the Series BC Redemption Party proposes to be redeemed.

(iv)	The right of redemption by Series D Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series D Redemption Event”; collectively the “Series D Redemption Events”), each of the Series D Investors (each a “Series D Redemption Party”; collectively the “Series D Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series D Repurchaser”; collectively the “Series D Repurchasers”) to redeem all or any of the outstanding Series D Preferred Shares held by such Series D Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

11

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receipt of the written notice to review and approve the IPO-related matters, and if the Series D Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, resulting in the failure for the Company to launch the IPO in a timely manner;

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to obtain the written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series D Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) the shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series D Redemption Parties;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of the act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Company (including without limitation termination of the employment between the Actual Controller and the Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series D Redemption Parties;

(9)	Without the approval by the Board of the Group Company, the Group Company enters into a Related-party Transaction outside the ordinary course of business of the Group Company, or the Group Company provides guarantee for any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series D Redemption Parties;

12

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

(11)	The Company terminates its listing plan in the listing process, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series D Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after the Series D Redemption Party delivers a written notice on the breach;

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations;

(14)	Any of the Series E Redemption Events (as defined below), Series BC Redemption Events, Series A Redemption Events or Series Seed Redemption Events occur, to the extent that such event is not listed under this Section 3.2(iv).

(b)	Redemption Method

At any time after the occurrence of any of the Series D Redemption Events, any of the Series D Redemption Parties may deliver a written notice to the Actual Controller (the “Series D Redemption Notice”), requesting any of the Series D Repurchasers to redeem all or any of the outstanding Series D Preferred Shares held by such Series D Redemption Party (the “Series D Redeemed Shares”) at the Series D Redemption Price (as defined below) (the “Series D Redemption Right”). The Series D Repurchasers shall redeem all of the Series D Redeemed Shares that the Series D Redemption Parties propose to be redeemed and pay the full amount of the Series D Redemption Price within two (2) months after receipt of the Series D Redemption Notice (regardless of whether the registration and/or filing with the relevant Government Authorities has been completed in respect of such redemption, to the extent such registration and/or filing is required under applicable laws). If the Series D Redemption Parties request the Company to redeem the Series D Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company; if the Series D Redemption Parties request the Founder to redeem the Series D Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder.

The other Shareholders of the Company hereby agree to unconditionally take any necessary measures and actions for exercise of the Series D Redemption Right under this Section 3.2(iv).

13

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)	Redemption Price

The redemption price for each of the Series D Redeemed Shares held by the Series D Redemption Parties (the “Series D Redemption Price”) shall be calculated in accordance with the following formula:

Series D Redemption Price = I * (1+8%)N + A - M

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series D Issue Price.

N = a number, the numerator of which is the number of calendar days between the Deemed Series D Issue Date and the date of receipt by the Series D Redemption Party of the full amount of the Series D Redemption Price and the denominator of which is 365.

A = any declared but unpaid dividends for each of the Series D Redeemed Shares held by the Series D Redemption Party.

M = any cash proceeds received from each of the Series D Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies due to the occurrence of the Series D Redemption Events, which are actually received by the Series D Redemption Party, during the period from the Deemed Series D Issue Date until the date of receipt by the Series D Redemption Party of the full amount of the Series D Redemption Price. For the avoidance of doubt, only if the Series D Redemption Event is the cause of action that triggers the compensation or indemnification from the Founder or the Group Companies, such compensation or indemnification to the Series D Redemption Party should be include in M.

The Parties hereby acknowledge and agree that the Series D Redemption Price calculated under this Section 3.2 (iv) represents the fair market value of the outstanding Series D Redeemed Shares which the Series D Redemption Party proposes to be redeemed.

(v)	The right of redemption by Series E Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series E Redemption Event”; collectively the “Series E Redemption Events”), each of the Series E Investors (each a “Series E Redemption Party”; collectively the “Series E Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series E Repurchaser”; collectively the “Series E Repurchasers”) to redeem all or any of the outstanding Series E Preferred Shares held by such Series E Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

14

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receipt of the written notice to review and approve the IPO-related matters, and if any Series E Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, which results in the failure for the Company to launch the IPO in a timely manner;

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to obtain the written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series E Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) the shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series E Redemption Parties in writing;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of the act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Group Company (including without limitation termination of the employment between the Actual Controller with the Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series E Redemption Parties in writing;

(9)	Without the approval by the Board of the Group Company, any Group Company enters into a Related-party Transaction with its Affiliate outside the ordinary course of business of such Group Company, or any Group Company provides guarantee for any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series E Redemption Parties;

15

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

(11)	The Company terminates its listing plan in the listing process, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series E Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after any Series E Redemption Party delivers a written notice on the breach;

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations;

(14)	Any of the Series D Redemption Events, Series BC Redemption Events, Series A Redemption Events or Series Seed Redemption Events occur, to the extent that such event is not listed under this Section 3.2(v).

(b)	Redemption Method

At any time after the occurrence of any of the Series E Redemption Events, any of the Series E Redemption Parties may deliver a written notice to any of the Series E Repurchasers (the “Series E Redemption Notice”), requesting such Series E Repurchasers to redeem all or any of the outstanding Series E Preferred Shares held by such Series E Redemption Party (the “Series E Redeemed Shares”) at the Series E Redemption Price (as defined below) (the “Series E Redemption Right”). The Series E Repurchasers shall redeem all of the Series E Redeemed Shares that the Series E Redemption Parties propose to be redeemed and pay the full amount of the Series E Redemption Price within three (3) months after receipt of the Series E Redemption Notice (regardless of whether the registration and/or filing with the relevant Government Authorities has been completed in respect of such redemption, to the extent such registration and/or filing is required under applicable laws). If the Series E Redemption Parties request the Company to redeem the Series E Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company; if the Series E Redemption Parties request the Founder to redeem the Series E Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder.

The other Shareholders of the Company hereby agree to unconditionally take any measures and actions to facilitate the redemption under this Section 3.2(v).

16

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)	Redemption Price

The redemption price for each of the Series E Redeemed Shares held by the Series E Redemption Parties (the “Series E Redemption Price”) shall be calculated in accordance with the following formula:

Series E Redemption Price = I * (1+8%) N+A-M

For purposes of the foregoing formula, the following definitions shall apply,

I = Deemed Series E Issue Price.

N = a number, the numerator of which is the number of calendar days between the Deemed Series E Issue Date and the date of receipt by the Series E Redemption Party of the full amount of the Series E Redemption Price and the denominator of which is 365.

A = any dividends declared but unpaid for each of the Series E Redeemed Shares held by the Series E Redemption Party.

M = any cash proceeds received from each of the Series E Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds received from the Founder and the Group Companies due to the occurrence of the Series E Redemption Events (if any), which are actually received by the Series E Redemption Party, during the consecutive period from the Deemed Series E Issue Date until the date of receipt by the Series E Redemption Party of the full amount of the Series E Redemption Price. For the avoidance of doubt, only if the Series E Redemption Price is the same cause of action that triggers the compensation or indemnification from the Company and the Founder to the Series E Redemption Party, such compensation or indemnification should be included in M.

The Parties hereby acknowledge and agree that the Series E Redemption Price calculated under this Section 3.2(v) represents the fair market value of the outstanding Series E Redeemed Shares which the Series E Redemption Party proposes to be redeemed.

The other Shareholders of the Company hereby agree to unconditionally take any necessary measures and actions for exercise of the Series E Redemption Right under this Section 3.2(v).

(vi)	The right of redemption by Series F Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series F Redemption Event”; collectively the “Series F Redemption Events”), each of the Series F Investors (each a “Series F Redemption Party”; collectively the “Series F Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series F Repurchaser”; collectively the “Series F Repurchasers”) to redeem all or any of the outstanding Series F Preferred Shares held by such Series F Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

17

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receipt of the written notice to review and approve the IPO-related matters, and if, although any Series F Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, which results in the failure for the Company to consummate the IPO in a timely manner;

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to obtain the written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series F Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) the shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series F Redemption Parties in writing;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of an act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Group Company (including without limitation termination of the employment between the Actual Controller with the given Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series F Redemption Parties in writing;

18

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(9)	Without the approval by the Board of the Group Company, any Group Company enters into a Related-party Transaction with its Affiliate outside the ordinary course of business of such Group Company, or any Group Company provides guarantee in favor of any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series F Redemption Parties;

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

(11)	The Company terminates its listing plan in the process for application of an IPO, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series F Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after any Series F Redemption Party delivers a written notice requesting correction of such breach;

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations; and

(14)	Any of the Series E Redemption Events, Series D Redemption Events, Series BC Redemption Events, Series A Redemption Events or Series Seed Redemption Events occur, to the extent that such event is not listed under this Section 3.2(vi).

(b)	Redemption Method

At any time after the occurrence of any of the Series F Redemption Events, any of the Series F Redemption Parties may deliver a written notice to any of the Series F Repurchasers (the “Series F Redemption Notice”), requesting such Series F Repurchasers to redeem all or any of the outstanding Series F Preferred Shares held by such Series F Redemption Party (the “Series F Redeemed Shares”) at the Series F Redemption Price (as defined below) (the “Series F Redemption Right”). The Series F Repurchasers shall redeem all of the Series F Redeemed Shares that the Series F Redemption Parties propose to be redeemed and pay the full amount of the Series F Redemption Price within three (3) months after receipt of the Series F Redemption Notice. If the Series F Redemption Parties request the Company to redeem any Series F Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company; if the Series F Redemption Parties request the Founder to redeem the Series F Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder.

19

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

The other Shareholders of the Company hereby agree to unconditionally take any measures and actions to facilitate the redemption under this Section 3.2(vi).

(c)	Redemption Price

With respect to each Series F Preferred Share, the redemption price (the “Series F Redemption Price”) shall be the sum of (i) the Series F Issue Price (adjusted for any share splits, share dividends, combinations, recapitalizations and similar transactions), (ii) an interest at the compound interest rate of 8% per annum accrued thereon calculating from the Deemed Series F Issue Date to the date of the full payment of the Series F Redemption Price, and (iii) all dividends declared and unpaid with respect thereto per Series F Preferred Share then held by the Series F Redemption Party, less any cash proceeds received from each of the Series F Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds received from the Founder and the Group Companies due to the occurrence of the Series F Redemption Events (if any), which are actually received by the Series F Redemption Party, during the consecutive period from the Deemed Series F Issue Date until the date of receipt by the Series F Redemption Party of the full amount of the Series F Redemption Price. For the avoidance of doubt, only if the Series F Redemption Price is the same cause of action that triggers the compensation or indemnification from the Company and the Founder to the Series F Redemption Party, such compensation or indemnification should be deducted from the Series F Redemption Price.

(vii)	If any Shareholders which have the right of redemption (the “Redemption Right Holders”) request to exercise the right of redemption (including without limitation Series Seed Redemption Right, Series A Redemption Right, Series BC Redemption Right, Series D Redemption Right, Series E Redemption Right and Series F Redemption Right), the Company and the Actual Controller shall, within one (1) Business Day after receipt of such request by the Redemption Right Holders to exercise their right of redemption, notify the Series B Investors, the Series B+ Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors, in each case, which may elect to exercise their right of redemption in accordance with the relevant provisions of this Agreement.

20

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(viii)	Payment of Redemption Price

The Parties agree that, on the applicable date of the redemption (the “Redemption Date”), the redemption payment shall be made to the Investors as follows:

(a)	The assets or funds of the Group Companies and/or the Founder, as applicable, (the “Repurchaser”) which are legally available on the applicable Redemption Date shall be first used to pay the Series F Redemption Price due on the applicable Redemption Date on the Series F Preferred Shares under Section 3.2(vi). If the assets or funds of the Repurchaser which are legally available on the applicable Redemption Date are insufficient to pay the full amount of the Series F Redemption Price, those assets or funds shall be used to pay the Series F Redemption Price on the Series F Preferred Shares, pari passu with each other, in proportion to the full amount to which Series F Investor would otherwise be respectively entitled under Section 3.2(vi). Series F Investors shall have the right to request the un-redeemed Series F Preferred Shares to be redeemed as soon as possible when the Repurchaser has sufficient funds to pay the full amount of the Series F Redemption Price for each un-redeemed Series F Preferred Shares. The un-redeemed Series F Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Series F Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Series F Preferred Shares.

(b)	After the full payment of the Series F Redemption Price, the remaining assets or funds of the Repurchaser which are legally available on the applicable Redemption Date shall be used to pay the Series E Redemption Price due on such Redemption Date. If the assets or funds of the Repurchaser are insufficient to pay the full amount of the Series E Redemption Price, those assets or funds shall be used to pay the Series E Redemption Price on the Series E Preferred Shares, pari passu with each other, in proportion to the full amount to which Series E Investor would otherwise be respectively entitled under Section 3.2(v). Series E Investors shall have the right to request the un-redeemed Series E Preferred Shares to be redeemed as soon as possible when the Repurchaser has the funds in the future. The un- redeemed Series E Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Series E Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Series E Preferred Shares.

(c)	After the full payment of the Series F Redemption Price and the Series E Redemption Price, the remaining assets or funds of the Repurchaser which are legally available on the applicable Redemption Date shall be used to pay the Series D Redemption Price due on such Redemption Date. If the assets or funds of the Repurchaser are insufficient to pay the full amount of the Series D Redemption Price, those assets or funds shall be used to pay the Series D Redemption Price on the Series D Preferred Shares, pari passu with each other, in proportion to the full amounts to which the Series D Investor would otherwise be respectively entitled under Section 3.2(iv). Series D Investors shall have the right to request the un-redeemed Series D Preferred Shares to be redeemed as soon as possible when the Repurchaser has the funds in the future. The un-redeemed Series D Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Series D Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Series D Preferred Shares.

21

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(d)	After the full payment of the Series F Redemption Price, the Series E Redemption Price and the Series D Redemption Price, the remaining assets or funds of the Repurchaser which are legally available on the applicable Redemption Date shall be used to pay the Redemption Price for the other Redemption Right Holders due on such Redemption Date. If the assets or funds of the Repurchaser are insufficient to pay the full amount of the Redemption Price for the other Redemption Right Holders, those assets or funds shall be used to pay the Redemption Price for the other series of Preferred Shares, pari passu with each other, in proportion to the full amounts to which the other Redemption Right Holders would otherwise be respectively entitled under the relevant provision of Section 3.2. The other Redemption Right Holders shall have the right to request the un-redeemed Preferred Shares to be redeemed as soon as possible when the Repurchaser has the funds in the future. The un-redeemed Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Preferred Shares.

(ix)	Obligation of Cooperation

After the Redemption Right Holder issues the relevant redemption notice to the Repurchaser, each Repurchaser shall, with all its efforts and in a timely manner, take any or all of the following actions to ensure that the Redemption Right Holder is able to exercise its right of redemption under this Section 3.2:

(a)	to execute the relevant agreements and documents with the relevant Redemption Right Holder as soon as possible;

(b)	to actively raise funds (including but not limited to sale of assets, distribution of dividends, liquidation or other methods) to pay the relevant Redemption Price;

(c)	to take all steps necessary and/or reasonably requested by the Redemption Right Holder (including but not limited to granting consents, adopting resolutions, signing or amending other relevant documents and/or urging the Company and its appointed directors to take the same action); and

(d)	to take all necessary measures to assist the Company in completing the capital reduction procedures and registering and filing with the relevant Governmental Authorities (if necessary), and execute all documents or applications to be submitted to the relevant Governmental Authorities during the implementation of the foregoing.

22

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

After the Redemption Right Holder delivers the redemption notice to the Repurchaser, the Redemption Right Holder shall cooperate with the Repurchaser to perform the redemption procedures, including to sign any relevant documents and to take any necessary measures. If the Repurchaser fails to pay the relevant Repurchase Price due to any reasons attributable to the Redemption Right Holder, it shall not be deemed as a breach by the Repurchaser and the Repurchaser shall not be liable.

3.3.	Other Post-Closing Covenant

If, on or prior to the date of this Agreement, any Shareholder of the Company is granted any privileges and/or rights under any agreements other than the Transaction Documents, the Series B Investors, the Series B+ Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors shall automatically be granted the same privileges and/or rights pari passu with such Shareholder of the Company.

3.4.	ESOP Expansion

The Parties hereby agree that, as soon as practicable and in no event later than one month after the Conversion Date (as defined in the Notes), the Company shall have reserved for the ESOP an additional number of 176,086,067 Ordinary Shares, after the completion of which the total number of Ordinary Shares reserved for ESOP shall be equal to 512,273,667 (“ESOP Expansion”), provided that such ESOP Expansion shall require the Shareholders Level Approval.

ARTICLE 4           SPECIAL ARRANGEMENTS

4.1.	Conversion Rights

4.1.1	Conversion Price. Each Preferred Share shall be convertible, at the option of the holder thereof, without the payment of any additional consideration, into such number of fully paid and non-assessable Ordinary Shares equivalent to the quotient of the applicable Deemed Issue Price divided by the then effective conversion price (the “Conversion Price”), which shall initially be such Deemed Issue Price, and shall be adjusted from time to time as provided below in Section 4.1.5, resulting in an initial conversion ratio for Preferred Shares of 1:1, and shall be subject to adjustment based on adjustments of the Conversion Price as set forth below.

4.1.2	Optional Conversion. Subject to applicable Laws and the Restated M&A of the Company, any Preferred Share may, at the option of the Preferred Shareholder thereof, be converted at any time after the date of issuance of such Preferred Shares, without the payment of any additional consideration, into fully-paid and non-assessable Ordinary Shares based on the then-effective Conversion Price. Any conversion pursuant to this Section 4.1.2 shall be referred to as an “Optional Conversion”.

4.1.3	Automatic Conversion. Each Preferred Share shall automatically be converted, based on the then-effective Conversion Price, without the payment of any additional consideration, into fully-paid and non-assessable Ordinary Shares upon the Qualified IPO. Any conversion pursuant to this Section 4.1.3 shall be referred to as an “Automatic Conversion”.

23

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

4.1.4	Conversion Mechanism. The conversion hereunder of any applicable Preferred Share shall be effected in the following manner:

(i)	Except as provided in Section 4.1.4(ii) and Section 4.1.4(iii) below, before any Preferred Shareholder shall be entitled to convert the same into Ordinary Shares, such Preferred Shareholder shall surrender the certificate or certificates therefor (if any) (or in lieu thereof shall deliver an affidavit of lost certificate and indemnity therefor) at the office of the Company or of any transfer agent for such share to be converted and shall give notice to the Company, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Ordinary Shares are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such Preferred Shareholder of applicable Preferred Shares, or to the nominee(s) of such Preferred Shareholder, a certificate or certificates for the number of Ordinary Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such notice and such surrender of the Preferred Shares to be converted, the register of members of the Company shall be updated accordingly to reflect the same, and the Person(s) entitled to receive the Ordinary Shares issuable upon such conversion shall be treated for all purposes as the record holder(s) of such Ordinary Shares as of such date.

(ii)	If the conversion is in connection with an IPO of securities, the conversion will be conditioned upon the closing with the underwriter(s) of the sale of securities pursuant to such offering and the Person(s) entitled to receive the Ordinary Shares issuable upon such conversion shall not be deemed to have converted the applicable Preferred Shares until immediately prior to the closing of such sale of securities.

(iii)	Upon the occurrence of an event of Automatic Conversion, all Preferred Shareholders to be automatically converted will be given at least ten (10) days' prior written notice of the date fixed (which date shall in the case of an IPO be the latest practicable date immediately prior to the closing of the IPO) and the place designated for automatic conversion of all such Preferred Shares pursuant to this Section 4.1.4. On or before the date fixed for conversion, each Preferred Shareholder shall surrender the applicable certificate(s) (if any) (or in lieu thereof shall deliver an affidavit of lost certificate and indemnity therefor) for all such Shares to the Company at the place designated in such notice. On the date fixed for conversion, the Company shall promptly effect such conversion and update its register of members to reflect such conversion, and all rights with respect to such Preferred Shares so converted will terminate, with the exception of the right of a holder thereof to receive the Ordinary Shares issuable upon conversion of such Preferred Shares, and upon surrender of the certificate or certificates therefor (if any) (or in lieu thereof shall deliver an affidavit of lost certificate and indemnity therefor), to receive certificates (if applicable) for the number of Ordinary Shares into which such Preferred Shares have been converted. All certificates evidencing such Preferred Shares shall, from and after the date of conversion, be deemed to have been retired and cancelled and the Preferred Shares represented thereby converted into Ordinary Shares for all purposes, notwithstanding the failure of the holder(s) thereof to surrender such certificates on or prior to such date.

24

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iv)	The Company may effect the conversion of Preferred Shares in any manner available under applicable Laws, including redeeming or repurchasing the relevant Preferred Shares and applying the proceeds thereof towards payment for the new Ordinary Shares. For purposes of the repurchase or redemption, the Company may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of its capital.

4.1.5	Adjustment of the Conversion Price. The Conversion Price shall be adjusted and readjusted from time to time as provided below:

(i)	Adjustment for Share Splits and Combinations. If the Company shall at any time, or from time to time, effect a subdivision of the outstanding Ordinary Shares, the Conversion Price in effect immediately prior to such subdivision with respect to each Preferred Share shall be proportionately decreased. Conversely, if the Company shall at any time, or from time to time, combine the outstanding Ordinary Shares into a smaller number of shares, the Conversion Price in effect immediately prior to such combination with respect to each Preferred Share shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii)	Adjustment for Ordinary Share Dividends and Distributions. If the Company makes (or fixes a record date for the determination of Ordinary Shareholders entitled to receive) a dividend or other distribution to the Ordinary Shareholders payable in additional Ordinary Shares, the Conversion Price then in effect with respect to each Preferred Share shall be decreased as of the time of such issuance (or in the event such record date is fixed, as of the close of business on such record date) by multiplying such conversion price by a fraction (i) the numerator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution.

(iii)	Adjustments for Reorganizations, Mergers, Consolidations, Reclassifications, Exchanges, Substitutions. If at any time, or from time to time, any capital reorganization or reclassification of the Ordinary Shares (other than as a result of a share dividend, subdivision, split or combination otherwise treated above) occurs or the Company is consolidated, merged or amalgamated with or into another Person (other than a consolidation, merger or amalgamation treated as a liquidation in Section 4.6(ii)), then in any such event, provision shall be made so that, upon conversion of any Preferred Share thereafter, the holder thereof shall receive the kind and amount of shares and other securities and property which the holder of such shares would have received in connection with such event had the relevant Preferred Shares been converted into Ordinary Shares immediately prior to such event.

25

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iv)	Adjustments to Conversion Price for Dilutive Issuance.

(1)	Definition. For the purpose of this Section 4.1.5(iv), the following definitions shall apply:

(a)	“Options” mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Ordinary Shares or Convertible Securities.

(b)	“Convertible Securities” shall mean any indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Ordinary Shares, including the Convertible Loan.

(c)	“New Securities” shall mean any Ordinary Shares issued (or, pursuant to Section 4.1.5(iv)(3) below, deemed to be issued) by the Company after the relevant Deemed Issue Date, other than the following Ordinary Shares, and Ordinary Shares deemed issued pursuant to the following Options and Convertible Securities:

1)	any Ordinary Shares issued as a dividend or distribution on the Preferred Shares;

2)	any Ordinary Shares issued to employees, officers, directors, contractors, advisors or consultants of the Group Companies pursuant to the ESOP duly approved in accordance with this Agreement and the Restated M&A;

3)	any Ordinary Shares issued or issuable upon the conversion of the Preferred Shares;

4)	any Ordinary Shares issued in connection with any share split, share dividend, reclassification or other distribution;

5)	any Ordinary Shares issued under this Section 4.1.5;

6)	any Ordinary Shares issued pursuant to the Qualified IPO;

7)	any Ordinary Shares issued pursuant to the bona fide acquisition of another corporation or entity by the Company, by consolidation, merger, purchase of assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all assets of such other corporation or entity, or fifty percent (50%) or more of the equity ownership or voting power of such other corporation or entity, as duly approved in accordance with this Agreement and the Restated M&A;

8)	any Ordinary Shares issued or deemed issued pursuant to the conversion of the Convertible Loan.

26

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(2)	No Adjustment of Conversion Price. No adjustment in the Conversion Price with respect to any Preferred Share shall be made in respect of the issuance of New Securities unless the consideration per Ordinary Share (determined pursuant to Section 4.1.5(iv)(5) hereof) for the New Securities issued or deemed to be issued by the Company is less than such Conversion Price in effect immediately prior to such issuance, as provided for by Section 4.1.5(iv)(4). No adjustment or readjustment in the Conversion Price with respect to any Preferred Share otherwise required by this Section 4.1.5 shall affect any Ordinary Shares issued upon conversion of any applicable Preferred Share prior to such adjustment or readjustment, as the case may be.

(3)	Deemed Issuance of New Securities. In the event the Company at any time or from time to time after the relevant Deemed Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any series or class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of Ordinary Shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number for anti-dilution adjustments) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities or the exercise of such Options, shall be deemed to be New Securities issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which New Securities are deemed to be issued:

(i)	no further adjustment in the Conversion Price with respect to any Preferred Share shall be made upon the subsequent issue of Convertible Securities or Ordinary Shares upon the exercise of such Options or conversion or exchange of such Convertible Securities or upon the subsequent issue of Options for Convertible Securities or Ordinary Shares;

(ii)	if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Ordinary Shares issuable, upon the exercise, conversion or exchange thereof, the then effective Conversion Price with respect to any Preferred Share computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(iii)	no readjustment pursuant to Section 4.1.5(iv)(3)(ii) shall have the effect of increasing the then effective Conversion Price with respect to any Preferred Share to an amount which exceeds the Conversion Price with respect to such Preferred Share that would have been in effect had no adjustments in relation to the issuance of the Options or Convertible Securities as referenced in Section 4.1.5(iv)(3)(ii) been made;

27

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iv)	upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that have not been exercised, the then effective Conversion Price with respect to any Preferred Share computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:

a	in the case of Convertible Securities or Options for Ordinary Shares, the only New Securities issued were the Ordinary Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of such exercised Options plus the consideration actually received by the Company upon such exercise or for the issue of all such Convertible Securities that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

b	in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the New Securities deemed to have been then issued was the consideration actually received by the Company for the issue of such exercised Options, plus the consideration deemed to have been received by the Company (determined pursuant to Section 4.1.5(iv)(5)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

(v)	if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price with respect to any Preferred Share which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price with respect to such Preferred Share shall be adjusted pursuant to this Section 4.1.5(iv)(3) as of the actual date of their issuance.

(4)	Adjustment of the Conversion Price upon Issuance of New Securities. In the event of any issuance of New Securities, without consideration or for a consideration per Ordinary Share received by the Company less than the applicable Conversion Price for any series of Preferred Shares in effect immediately prior to such issuance, then and in such event, the applicable Conversion Price for such series of Preferred Shares shall be reduced, concurrently with such issue, to a price determined as set forth below:

P2 = P1 * (A + B) ÷ (A + C).

28

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

For the purpose of the foregoing formula, the following definitions shall apply:

“P2” shall mean the Conversion Price in effect immediately after such issuance of New Securities;

“P1” shall mean the Conversion Price in effect immediately prior to such issuance of New Securities;

“A” shall mean the number of Ordinary Shares outstanding immediately prior to such issuance of New Securities on a fully-diluted and as-converted basis (treating for this purpose as outstanding all shares of Ordinary Shares issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Preferred Shares) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

“B” shall mean the number of shares of Ordinary Shares that would have been issued if such New Securities had been issued at a price per share equal to P1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by P1); and

“C” shall mean the number of New Securities issued in such transaction.

(5)	Determination of Consideration. For purposes of this Section 4.1.5(iv), the consideration received by the Company for the issuance of any New Securities shall be computed as follows:

(i)	Cash and Property. Such consideration shall:

a)	insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends and excluding any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance of any New Securities;

b)	insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined and approved in good faith by the Board of Directors; provided, however, that no value shall be attributed to any services performed by any employee, officer or director of any Group Company;

c)	in the event New Securities are issued together with other Shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received which relates to such New Securities, computed as provided in Section 4.1.5(i) and Section 4.1.5(ii) above, as reasonably determined in good faith by the Board of Directors.

29

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	Options and Convertible Securities. The consideration per Ordinary Share received by the Company for New Securities deemed to have been issued pursuant to Section 4.1.5(iv)(3) hereof relating to Options and Convertible Securities, shall be determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by (b) the maximum number of Ordinary Shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v)	Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 4.1.5 are not strictly applicable, but the failure to make any adjustment to the Conversion Price with respect to any Preferred Share, would not fairly protect the conversion rights of the Preferred Shareholders in accordance with the essential intent and principles hereof, then the Company, in good faith, shall determine the appropriate adjustment to be made, on a basis consistent with the essential intent and principles established in this Section 4.1.5, necessary to preserve, without dilution, the conversion rights of the Preferred Shareholders.

(vi)	No Impairment. The Company will not, by amendment of the Restated M&A or through any reorganization, recapitalization, transfer of assets, consolidation, merger, amalgamation, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4.1 and in the taking of all such action as may be necessary or appropriate to protect the conversion rights of the Preferred Shareholders against impairment.

(vii)	Reservation of Shares Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares, solely for the purpose of effecting the conversion of the Preferred Shares, such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares. If at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the Preferred Shareholders, the Company and its Shareholders will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purpose.

30

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(viii)	Indemnification. The Company and the Actual Controller shall jointly and severally reimburse the Investors against any subscription price paid by such Investors due to the adjustment of the Conversion Price in accordance with Section 4.1.5. The Company will pay all taxes that may be imposed upon the Investors due to the adjustment of the Conversion Price in accordance with Section 4.1.5.

4.2.            Preemptive Right

(i)	In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give each of the Investors written notice of its intention to issue New Securities (the “First Participation Notice”), describing the following: (i) the number and type of New Securities, (ii) the price and the general terms upon which the Company proposes to issue such New Securities, (iii) the identity of the third party to which the Company proposes to issue such New Securities; and (iv) other matters relating to the New Securities. Each Investor shall have the right (but no obligation) to, within thirty (30) days from the date of receipt of any such First Participation Notice, purchase up to such Investor’s Pro Rata Share of such New Securities upon the terms and conditions specified in the First Participation Notice by giving written notice to the Company, stating therein the quantity of New Securities to be purchased (not to exceed such Investor’s Pro Rata Share) (the “Preemptive Rights”). If any Investor fails to so respond in writing within such thirty (30) day period, then such Investor’s right to purchase its Pro Rata Share of such New Securities hereunder shall be forfeited, but such Investor shall not be deemed to forfeit any right with respect to any other issuance of New Securities.

(ii)	If any Investor fails or declines to exercise its Preemptive Rights or does not exercise its Preemptive Rights in full in accordance with Section 4.2(i) above, the Company shall promptly give written notice (the “Second Participation Notice”) to other Investors who exercised in full their Preemptive Rights (the “Oversubscription Participants”) in accordance with Section 4.2(i) above, describing the following: (i) the number of the remaining New Securities available for oversubscription and (ii) the list of Oversubscription Participants. Each Oversubscription Participant shall have the right (but no obligation) to, within ten (10) days from the date of the Second Participation Notice (the “Second Participation Period”, together with the First Participation Period, the “Participation Period”), notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to purchase (the “Additional Number”). If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities available for purchase, each Oversubscription Participant will be cut back by the Company with respect to its oversubscription to such number of remaining New Securities equal to the lesser of (x) the Additional Number and (y) the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by (ii) a fraction, the numerator of which is the number of Ordinary Shares on an as-converted basis held by such Oversubscription Participant and the denominator of which is the total number of Ordinary Shares on an as-converted basis held by all the Oversubscription Participants.

31

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	If any change is made to the terms or conditions specified in the First Participation Notice, or if the Company has not consummated the sale of such New Securities within ninety (90) day period after the expiration of the Participation Period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Investors pursuant to this Section 4.2.

(iv)	Notwithstanding anything to the contrary in this Agreement, and subject to the Applicable Securities Law, the Company will grant and issue an option to each Series F Investor, each Investor whose appointee remains a director of the Board, each Investor whose appointee remains an Observer and each Investor that holds 5% or more of the total issued shares of the Company immediately prior to the completion of the IPO (each such Investor, a “Major Investor”), pursuant to which each such Major Investor and/or its respective designated Affiliate is entitled to, as a cornerstone investor or as a placee of the IPO, purchase its Pro Rata Share of the Ordinary Shares (or securities of the Company representing the Ordinary Shares) to be offered by the Company for sale in the IPO at the same offering price per share at which the securities offered in the IPO are being offered to the public (the “IPO Anti-dilution Right”). All shares of the Company held by an Investor and its Affiliates shall be aggregated together for the purpose of determining the availability of the IPO Anti-dilution Right for such Investor under this Section 4.2(iv). Each Major Investor shall have the right to elect to terminate its IPO Anti-dilution Right under this Section 4.2(iv) immediately before the Company files an A-1 Listing Application in connection with an IPO on Hong Kong Stock Exchange. Notwithstanding anything to the contrary in this Agreement, for purpose of this Section 4.2(iv), “Pro Rata Share” of a Major Investor shall mean the ratio of (a) the number of Ordinary Shares on an as-converted basis held by such Investor, to (b) the total number of Ordinary Shares on an as-converted basis held by all Shareholders immediately prior to the completion of the IPO.

4.3.            Restriction on Transfers

(i)	At any time prior to a Qualified IPO or a Qualified Buyout Event (the “Restriction Period”), without the prior written consent of each Investor holding shares of the Company and unless otherwise set forth in this Agreement or under other Transaction Documents, the Actual Controller shall not directly or indirectly assign, sell, transfer, grant, pledge, hypothecate, mortgage, encumber or otherwise dispose of any Equity Securities held by the Actual Controller in the Company to any Person. For the avoidance of doubt, “any Equity Securities held by the Actual Controller” referred to in the foregoing provision shall include any shares held by the Actual Controller in the Company, directly or indirectly through another Person (including the Founder Holdcos) in whatever manner. Notwithstanding the foregoing, the transfer restrictions contained in this Section 4.3 shall not apply to any transfer of shares from the Actual Controller to any Investor as a result of adjustments of conversion price set forth under Section 4.1.5 (Adjustment of the Conversion Price).

32

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	The Parties agree that, within the Restriction Period, without the prior written consents of at least three (3) Investor Directors, Mr. LI Junyu and the ESOP SPVs shall not directly or indirectly, assign, sell, transfer, grant, pledge, hypothecate, mortgage, encumber or otherwise dispose of any Equity Securities held by Mr. LI Junyu or any of the ESOP SPVs in the Company or any interest therein to any third party. For the avoidance of doubt, “any Equity Securities held by Mr. LI Junyu or any of the ESOP SPVs” referred to in the foregoing provision shall include any shares held by Mr. LI Junyu or any of the ESOP SPVs in the Company, directly or indirectly through another Person in whatever manner.

(iii)	Within the term of this Agreement, without the prior written consent of the Company, none of the Shareholders shall assign, transfer, pledge or otherwise encumber any Equity Securities held by it in the Company to any of the Company’s Competitors or any other third party that, pursuant to the applicable rules of the relevant stock exchange on which the IPO is proposed to occur (e.g., Hong Kong Stock Exchange, New York Stock Exchange, NASDAQ or such other reputable stock exchanges, as applicable), may directly cause any material adverse effect upon, or the failure of, the IPO of the Company. If any share transfer as contemplated by the Investor involves trading on an asset exchange in accordance with relevant laws and regulations on state-owned assets transaction, such Investor shall consult with the Company and the Actual Controller in advance on such share transfer and, to the extent permitted by the relevant laws and regulations on state-owned assets transactions and requirements of state-owned assets supervision and administration authorities, the relevant parties shall use reasonable efforts to effect such share transfer in accordance with this Agreement. The Company may amend the List of Company’s Competitors on a quarterly basis, provided that (i) the List of the Company’s Competitors as amended by the Company shall be approved by three (3) or more Investor Directors; (ii) the number of the Company’s Competitors on the List as amended by the Company shall not exceed the number of the Company’s Competitors set forth in Schedule III; (iii) in no event shall the Company’s Competitors include Tencent Holdings Limited or any of its directly or indirectly controlled Affiliates; and (iv) the Company shall notify each Shareholder of the Company of the List of the Company’s Competitors immediately after such List is amended by the Company.

33

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iv)	So long as Tencent holds 197,441,300 or more Series D-1 Preferred Shares (as adjusted in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series D-1 Preferred Shares), which represents fifty percent (50%) or more of the total number of the outstanding Series D-1 Preferred Shares acquired by it, Tencent shall have the unilateral right to amend the List of Restricted Parties, provided that such amendment to the List of Restricted Parties shall be made by Tencent only once a year in January of such year; and in no event shall the total number of the Restricted Parties set forth in the List of Restricted Parties set forth in Schedule IV exceed four; provided that each Person, any of the Affiliates of such Person and any other entity in which such Person owns, directly or indirectly, 20% or more of the registered capital, voting rights, equity or decision-making power shall be deemed as one Restricted Party; provided further that the following shall also apply:

(a)	Without the prior written consent of Tencent, none of the Company and Shareholders shall approve or consent to any subscription or holding by any Restricted Party of any Equity Securities in the Company (except for the holding of the shares of the Company in accordance with Section 4.3(iv)(b) hereof), and any Shareholder of the Company shall ensure that the director appointed by it shall not approve or consent to any subscription or holding by any Restricted Party of any shares, equity interests, stocks, or convertible securities or bonds in the Company (except for the holding of the shares of the Company in accordance with Section 4.3(iv)(b) hereof). If the share transfer as contemplated by the Investor involves trading on an asset exchange in accordance with relevant laws and regulations on state-owned assets transaction, such Investor shall consult with the Company and the Actual Controller in advance on such share transfer and, to the extent permitted by the relevant laws and regulations on state-owned assets transactions and relevant requirements of state-owned assets supervision and administration authorities, the relevant parties shall use reasonable efforts to effect such share transfer in accordance with this Agreement.

(b)	If any Shareholder of the Company other than Tencent (the “Selling Shareholder”) proposes to transfer all or any part of the shares of the Company held by such Selling Shareholder to any Restricted Party, Tencent shall have the right of first refusal to purchase all of such shares of the Company to be transferred by the Selling Shareholder on the same terms and conditions (the “Tencent Right of First Refusal”). The other Shareholders of the Company hereby agree to the Tencent Right of First Refusal and the other Shareholders of the Company acknowledge and agree that they shall not have any right of first refusal, right of co-sale or any other rights with respect to the shares of the Company to be transferred by the Selling Shareholder under this Section 4.3(iv). The other Shareholders of the Company hereby further agree that upon request by Tencent, they shall execute any legal instruments to waive or exempt any preemptive rights of such Shareholders, to the extent that such preemptive rights are granted under the then effective laws and regulations or upon requirements by the competent governmental authorities. If the Selling Shareholder is the Actual Controller, Mr. LI Junyu or any of the ESOP SPVs, all Investors may exercise the Right of First Refusal or Right of Co-Sale in accordance with procedures set forth under Section 4.4 and Section 4.5, as applicable. To the extent that there are any remaining shares of the Company to be transferred by the Selling Shareholder after all the Investors exercise their respective Right of First Refusal and/or the Right of Co-Sale, Tencent shall have the right to exercise the Right of First Refusal or the Right of Co-Sale with respect to such remaining shares of the Company.

If the Selling Shareholder desires to transfer all or any of its shares to any Restricted Party, such Selling Shareholder shall deliver a written notice (the “Sale Notice”) to Tencent, stating its desires to transfer certain number of shares of the Company (the “To-be-Sold Shares”). The Sale Notice shall state (i) the total number of the To-be-Sold Shares, (ii) the price or other consideration of any nature, (iii) material terms and conditions, (iv) the Tencent Offer Period (as defined below), and (v) the identity of the prospective transferee, and to the best knowledge of the Selling Shareholder, the identity of actual controller of the prospective transferee and the beneficial owner of the To-be-Sold Shares after the sale is consummated. Once the Sale Notice is issued, the Sale Notice shall become irrevocable.

34

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Tencent shall have an option for a period of thirty (30) days following receipt of the Sale Notice (the “Tencent Option Period”) to elect to purchase all of the To-be-Sold Shares at the same price and subject to the same terms and conditions as described in the Sale Notice, by notifying the Selling Shareholder and the Company in writing (the “Tencent Acceptance Notice”) before the expiration of the Tencent Option Period. Within forty (40) Business Days after Tencent sends out the Tencent Acceptance Notice, Tencent shall enter into a share transfer agreement with the Selling Shareholder at the same or higher price and upon nonprice terms no less favorable than those specified in the Sale Notice.

The Selling Shareholder may, within ninety (90) days after receipt of the written notice by Tencent stating its desire not to purchase all of the To-be-Sold Shares, or if Tencent fails to so respond, within ninety (90) days after the expiration of the Tencent Option Period, enter into a share transfer agreement with the prospective transferee with respect to the sale of all of the To-be-Sold Shares at the same or higher price and upon terms and conditions no less favorable than those specified in the Sale Notice, and update the register of members of the Company accordingly; provided however, that if the register of members of the Company fails to be updated with such ninety (90) days’ period due to reasons attributable to any Shareholders of the Company (other than the Selling Shareholder), the Company or Governmental Authority, each Shareholder and the Company agree to use their best efforts to coordinate with the Company to update the register of members of the Company as soon as practicable.

If Tencent fails to enter into a share transfer agreement with the Selling Shareholder with respect to sale of all of the To-be-Sold Shares within forty (40) Business Days after Tencent sends out the Acceptance Notice or within any other period as agreed between Tencent and the Selling Shareholder (the “Tencent Performance Period”), Tencent shall be deemed as having waived the Tencent Right of First Refusal, and the Selling Shareholder shall have the right to sell all of the To-be-Sold Shares to the prospective transferee, subject to terms and conditions no less favorable than those specified in the Sale Notice.

Upon occurrence of any of the following circumstances, the Selling Shareholder shall not transfer any of the To-be-Sold Shares without again first offering such To-be-Sold Shares in accordance with Section 4.3(iv),: (i) if any change is made to the terms or conditions set forth in the Sale Notice, or (ii) if the Selling Shareholder fails to execute a share transfer agreement with respect to the sale of the To-be-Sold Shares and update the register of members of the Company accordingly within ninety (90) days after the expiration of the Tencent Option Period (applicable if Tencent fails to send out the Acceptance Notice) or the Tencent Performance Period (applicable if Tencent sends out the Acceptance Notice), except that register of members of the Company fails to be duly updated due to reasons attributable to any Shareholders of the Company (other than the Selling Shareholder), the Company or Governmental Authority, in which situation each Shareholder and the Company agree to use their best efforts to coordinate with the Company to update the register of members of the Company as soon as possible, or (iii) if the Selling Shareholder fails to execute a share transfer agreement with respect to the sale of the To-be-Sold Shares and update the register of members of the Company accordingly within one hundred twenty (120) days after the expiration of the Tencent Option Period (applicable if Tencent fails to send out the Acceptance Notice) or the Tencent Performance Period (applicable if Tencent sends out the Acceptance Notice) for whatever reasons.

35

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(v)	For the avoidance of doubt, subject to Section 4.3(iii) and Section 4.3(iv), share transfer by any Investors to their respective Affiliates or any other third party shall not be subject to any restrictions, and the other Shareholders shall not have any right of first refusal or co-sale right over the share transfer by any Investor (and the share transfer by any Investor shall not be subject to the approval by the Board of Directors of the Company). If the share transfer by the Investor is subject to any right of first refusal or other restrictions under the Laws or the Restated M&A of the Company, each other Shareholder of the Company hereby agrees and undertakes that by execution of this Agreement, it has granted its consent or waiver in whatever form as required by Laws or the Restated M&A of the Company, including waiver of the right of first refusal or any other privileges. Each other Shareholder of the Company further agrees that it shall, upon request by the Investor, execute any legal instruments as required under the then effective Laws or by Governmental Authority to waive or exempt any right of first refusal or other privileges that may restrict the share transfer by the Investor and use its best effort to assist in updating the register of members of the Company accordingly.

4.4.            Rights of First Refusal

Subject to the prior written consent of each Investor, if any of the Founder, Mr. LI Junyu, the Founder Holdcos, or any of the ESOP SPVs (each, a “Transferor”) proposes to sell, assign or transfer to any third party all or any part of the shares directly or indirectly held by such Transferor in the Company (the “Offered Shares”), then the Investor (the “ROFR Right Holder”) shall have the right of first refusal (the “Right of First Refusal”) to purchase all or any part of the Offered Shares upon the same terms and conditions upon which the proposed Transfer is to be made. The transfer by the Transferor with respect to the Offered Shares shall be conducted in accordance with the following procedures.

(i)	Transferor shall give each of the ROFR Right Holder written notice of the Transferor’s intention to make the transfer of the Offered Shares (the “Transfer Notice”), which shall include (i) the number of the Offered Shares, (ii) the price or any other consideration of any nature, (iii) the material terms and conditions upon which the proposed transfer is to be made, (iv) the Option Period (as defined in Section 4.4(ii) below), and (v) the identity of the prospective transferee, and to the best knowledge of the Transferor, the identity of actual controller of the prospective transferee and the beneficial owner of the Offered Shares after the transfer is completed. Once the Transfer Notice is issued, the Transfer Notice shall become irrevocable.

36

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	Each ROFR Right Holder shall have an option for a period of thirty (30) days following receipt of the Transfer Notice (the “Option Period”) to elect to purchase all or any portion of its respective Pro Rata Share of the Offered Shares at the same price and subject to the same terms and conditions as described in the Transfer Notice, by notifying the Transferor and the Company in writing (the “Acceptance Notice”) before expiration of the Option Period as to the number of such Offered Shares that it wishes to purchase.

(iii)	For the purposes of Section 4.4(ii), each ROFR Right Holder’s “Pro Rata Share” of such Offered Shares shall be equal to (i) the total number of such Offered Shares, multiplied by (ii) a fraction, the numerator of which shall be the aggregate number of Ordinary Shares held by such ROFR Right Holder and the denominator of which shall be the total number of Ordinary Shares held by all Exercising Shareholder (as defined below), in each case, calculated on an as-converted basis.

(iv)	If any ROFR Right Holder declines or fails to exercise or fully exercise its right to purchase its entire Pro Rata Share of such Offered Shares, or if any ROFR Right Holders fails to respond before the expiration of the Option Period, the Transfer may, within thirty (30) days after the expiration of the Option Period, effect a Transfer of the remaining Offered Shares to the prospective transferee at the same or higher price and upon nonprice terms no more favorable than those specified in the Transfer Notice.

(v)	If, within forty (40) Business Days after the ROFR Right Holder sends the Acceptance Notice (the “ROFR Exercise Period”) or within any other period otherwise agreed by the Transferor and the given ROFR Right Holder, the Transferor and the ROFR Right Holder that sends the Acceptance Notice within the Option Period (the “Exercising Shareholder”) fail to execute a share transfer agreement with respect to the Offered Shares, the Exercising Shareholder shall be deemed as having waived the Right of First Refusal, and subject to Section 4.5 (Right of Co-Sale), the Transferor shall have the right to transfer the Offered Shares (with respect to which the Right of First Refusal was not exercised) upon the terms and conditions no more favorable than those specified in the Transfer Notice.

(vi)	If any change is made to the terms or conditions specified in the Transfer Notice, or if the Transferor has not consummated the transfer of the Offered Shares (including by execution of a share transfer agreement with respect to the transfer of the Offered Shares and update of the register of members of the Company to reflect the prospective transferee as a shareholder of the Company within ninety (90) day period after the expiration of the Option Period, then the Transferor shall not thereafter transfer any Offered Shares without again first offering such Offered Shares in accordance with this Section 4.3, Section 4.4 and Section 4.5.

37

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

4.5.            Right of Co-Sale

To the extent the Investors do not exercise their respective Rights of First Refusal (the “Co-Sale Right Holders”) as to the Offered Shares proposed to be sold by the Transferor to the third party transferee identified in the Transfer Notice in accordance with Section 4.4, such Co-Sale Right Holder shall have the right (but no obligation) to participate in, and the Transferor shall have the obligation to procure the third party transferee to accept, the transfer of any Offered Shares to the extent that such Co-Sale Right Holder’s Pro Rata Co-Sale Share (defined as below) will be transferred at the same price and subject to the same terms and conditions as specified in the Transfer Notice (the “Right of Co-Sale”). For the purpose of this Section 4.5, a Co-Sale Right Holder’s “Pro Rata Co-Sale Share” shall mean that number of Ordinary Shares (calculated on an as-converted basis) which equals the number of the Offered Shares specified in the Transfer Notice multiplied by a fraction equal to (i) the total number of Ordinary Shares (calculated on an as-converted basis) then held by such Co-Sale Right Holder at the time of the transfer, divided by (ii) the total number of Ordinary Shares (calculated on an as-converted basis) held by the Co-Sale Right Holders that have elected to exercise the Right of Co-Sale plus the total number of Ordinary Shares (calculated on an as-converted basis) then held by the Transferor.

The Co-Sale Right Holder shall deliver, within the Option Period, a written notice (the “Co-Sale Notice”) to the Transferor, stating (i) its decision to exercise the Right of Co-Sale as specified in the Co-Sale Notice, and (ii) the number of Shares that such Co-Sale Right Holder elects to transfer, in order to effect its Right of Co-Sale.

If the Co-Sale Right Holder sends out the Co-Sale Notice within the Option Period, and provided, however, that the Co-Sale Right Holder fails to effect its Right of Co-Sale due to failure to obtain the consent of the third party transferee or the approval, consent or exemption (if necessary) from the Governmental Authority, notwithstanding anything to the contrary in this Agreement, the Transferor shall not effect any transfer of the Offered Share of the Company to the third party transferee without the prior written consent of the Co-Sale Right Holders, unless the Transferor purchases the number of the Shares that such Co-Sale Right Holder elects to transfer at the same price and subject to the same terms and conditions as specified in the Transfer

Notice.

4.6.            Liquidation Preference

(i)	In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all assets and funds of the Company legally available for distribution to the Shareholders (after satisfaction of all creditors' claims and claims that may be preferred by applicable Law) shall be distributed to the Shareholders as follows:

(a)	Series F Liquidation Preference. First the holders of Series F Preferred Shares shall be entitled to receive for each Series F Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to any other holders of the Preferred Shares and Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series F Issue Price, plus all dividends declared and unpaid with respect thereto per Series F Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the compound rate of eight percent (8%) per annum (calculated from the Deemed Series F Issue Date until the date of full payment of the Series F Preference Amount) (collectively, the “Series F Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series F Preference Amount on all Series F Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series F Preferred Shares shall be distributed ratably among the holders of the Series F Preferred Shares in proportion to the aggregate Series F Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(a).

38

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	Series E Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount has been paid in full pursuant to Section 4.6(i)(a) above, the holders of Series E Preferred Shares shall be entitled to receive for each Series E Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to any other holders of the Preferred Shares (other than Series F Preferred Shares) and Ordinary Shares, the amount equal to the sum of (i) 110% of the Deemed Series E Issue Price, plus all dividends declared and unpaid with respect thereto per Series E Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the compound rate of eight percent (8%) per annum (calculated from the Deemed Series E Issue Date until the date of receipt by holders of Series E Preferred Shares of the full amount of the Series E Preference Amount) (collectively, the “Series E Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series E Preference Amount on all Series E Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series E Preferred Shares shall be distributed ratably among the holders of the Series E Preferred Shares in proportion to the aggregate Series E Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(b).

(c)	Series D Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount and the Series E Preference Amount has been paid in full pursuant to Section 4.6(i)(a) and Section 4.6(i)(b), the holders of Series D Preferred Shares shall be entitled to receive for each Series D Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of the Preferred Shares (other than Series F Preferred Shares and Series E Preferred Shares) and Ordinary Shares, the amount equal to the sum of (i) 110% of the Deemed Series D Issue Price, plus all dividends declared and unpaid with respect thereto per Series D Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the compound rate of eight percent (8%) per annum (calculated from the Deemed Series D Issue Date until the date of receipt by holders of Series D Preferred Shares of the full amount of the Series D Preference Amount) (collectively, the “Series D Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series D Preference Amount on all Series D Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series D Preferred Shares shall be distributed ratably among the holders of the Series D Preferred Shares in proportion to the aggregate Series D Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(c).

39

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(d)	Series C Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount, the Series E Preference Amount and the Series D Preference Amount have been paid in full pursuant to Section 4.6(i)(a) through (c) above, respectively, the holders of Series C Preferred Shares shall be entitled to receive for each Series C Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of the Preferred Shares (other than Series F Preferred Shares, Series E Preferred Shares and Series D Preferred Shares) the and Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series C Issue Price, plus all dividends declared and unpaid with respect thereto per Series C Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the simple rate of eight percent (8%) per annum (calculated from the Deemed Series C Issue Date until the date of receipt by holders of Series C Preferred Shares of the full amount of the Series C Preference Amount) (collectively, the “Series C Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series C Preference Amount on all Series C Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series C Preferred Shares shall be distributed ratably among the holders of the Series C Preferred Shares in proportion to the aggregate Series C Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(d).

(e)	Series B+ Liquidation Preference. If there are any assets or funds remaining after the Series F Preference Amount, the Series E Preference Amount, the Series D Preference Amount and the Series C Preference Amount have been paid in full pursuant to Section 4.6(i)(a) through (d) above, the holders of Series B+ Preferred Shares shall be entitled to receive for each Series B+ Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of Series B Preferred Shares, Series A+ Preferred Shares, Series A Preferred Shares, Series Seed Preferred Shares and Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series B+ Issue Price, plus all dividends declared and unpaid with respect thereto per Series B+ Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the simple rate of six percent (6%) per annum (calculated from the Deemed Series B+ Issue Date until the date of receipt by holders of Series B+ Preferred Shares of the full amount of the Series B+ Preference Amount) (collectively, the “Series B+ Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series B+ Preference Amount on all Series B+ Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series B+ Preferred Shares shall be distributed ratably among the holders of the Series B+ Preferred Shares in proportion to the aggregate Series B+ Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(e).

40

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(f)	Series B, Series A+, Series A and Series Seed Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount, the Series E Preference Amount, the Series D Preference Amount, the Series C Preference Amount and the Series B+ Preference Amount have been paid in full pursuant to Section 4.6(i)(a) through (d) above, the holders of Series B Preferred Shares, Series A+ Preferred Shares, Series A Preferred Shares and Series Seed Preferred Shares (collectively, “Remaining Preferred Shares”) shall be entitled to receive for each Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series B Issue Price, Deemed Series A+ Issue Price, Deemed Series A Issue Price, and Deemed Series Seed Issue Price, plus all dividends declared and unpaid with respect thereto per Preferred Share as approved by the Board of the Company, as applicable, plus (ii) an interest accrued thereon at the simple rate of six percent (6%) per annum (calculated from the Deemed Series B Issue Date, Deemed Series A Issue Date, Deemed Series A+ Issue Date or Deemed Series Seed Issue Date until the date of receipt of the full amount of the Series B Preference Amount, Series A Preference Amount, Series A+ Preference Amount and Series Seed Preference Amount, as applicable) (collectively, the “Outstanding Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Outstanding Preference Amount on all of the Remaining Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Remaining Preferred Shares shall be distributed ratably among the holders of the Remaining Preferred Shares in proportion to the aggregate Outstanding Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(f).

(g)	Participation. If there are any remaining assets or funds after the Preference Amount has been paid in full to the applicable holders of the Preferred Shares pursuant to Section 4.6(i)(a) through (f) above, the remaining assets and funds of the Company available for distribution to the Shareholders shall be distributed ratably among all Shareholders (including all Investors) according to the relative number of Shares held by such Shareholder on a fully-diluted and an as-converted basis.

For the avoidance of doubt, before the relevant Investor receives the full amount of their respective Preference Amount pursuant to Section 4.6(i)(a) through (f) above, none of the Founder, the Founder Holdcos and the ESOP SPVs shall be entitled to receive any remaining assets and funds of the Company available for distribution under this Section 4.6(i)(g).

(ii)	Deemed Liquidation Event

(a)	Any Trade Sale of any Existing Group Company shall constitute and be treated as a “Deemed Liquidation Event”, unless otherwise waived in writing by three (3) or more Investor Directors.

41

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Notwithstanding the foregoing, each of the following events shall be deemed as a “Deemed Liquidation Event”, no matter whether otherwise waived by the Investor Directors: (i) any consolidation, reorganization, amalgamation or merger of the Company, with or into any Person, or any other corporate reorganization or scheme of arrangement, including a sale or acquisition of the Equity Securities of the Company, in which the Shareholders of the Company immediately before such transaction own less than fifty percent (50%) of the equity ownership or voting power of the surviving company immediately after such transaction; (ii) change of Control of the Company; (iii) a sale, lease, transfer or other disposition of by any Group Company of all or substantially all of the assets and/or business of such Group Company to any Person, the effect of which is the disposition of all or substantially all of the assets and/or business of the Group Companies taken as a whole; and (iv) a sale, transfer, exclusive license or other disposition of by any Group Company of all or substantially all of the intellectual properties of such Group Company to any Person, the effect of which is the disposition of all or substantially all of the intellectual properties of the Group Companies taken as a whole. A Deemed Liquidation Event shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of Section 4.6(i), and any proceeds, whether in cash or properties, resulting from a Deemed Liquidation Event shall be distributed in accordance with Section 4.6(i).

(b)	Valuation of Properties. In the event that any Group Company receives from the Trade Sale consideration in the form of other equity interest, stock or other equity securities of other companies (the “Securities”), the Investors shall have the option to elect the Securities, cash or a combination of both as the form of payment for their applicable Preference Amount under Section 4.6(i). The value of the Securities shall be the higher of the following: (i) the value determined by the Company and the acquirer in the acquisition agreement (if any): or (ii) as of the date of payment of the applicable Preference Amount, in case of Securities tradable on the open market, the open market price of such Securities or, in the case of securities that cannot be traded on the open market, the valuation determined by an appraiser jointly appointed by more than two thirds (2/3) of the directors of the Board of Directors of the Company (including the affirmative votes of three (3) Investor Directors).

4.7.            Drag-Along Right

(i)	Notwithstanding anything to the contrary contained herein, at any time (i) if each of the Actual Controller, Genesis Capital, Tencent, Tiger Fund and Eastern Bell and the Series F Lead Investor (collectively the “Drag Holders”) approves a Trade Sale of the Group Companies, and (ii) provided that (X) the valuation of the Group Companies immediately prior to such Trade Sale is no less than 1.2 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price, in case of any Trade Sale occurring prior to December 31, 2022, or (Y) the valuation of the Group Companies immediately prior to such Trade Sale is no less than 1.4 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price, in case of any Trade Sale occurring on or after January 1, 2023 and prior to December 31, 2023, or (Z) the valuation of the Group Companies immediately prior to such Trade Sale is no less than 2.0 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price, in case of any Trade Sale occurring on or after January 1, 2024, then the Drag Holders shall have the right to deliver a written notice to notify each other Shareholder of the Company of such Trade Sale, whereupon each such Shareholder shall, in accordance with the instructions received from the Drag Holders, take each of the actions set forth in clauses (a) and (b) below:

(a)	vote all of its Equity Securities of the Company in favor of such Trade Sale;

42

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	sell such Shareholder’s pro rata portion of the Equity Securities of the Company, on the same terms and conditions and at the sale price as approved by the Drag Holders.

Any proceeds received from the Trade Sale shall be distributed among the Shareholders of the Company in accordance with Section 4.6(i).

In no event shall the Shareholders’ obligations under this Section 4.7(i) result in violation of any laws and regulations with respect to the transfer of state-owned assets or any requirements of state-owned assets supervision and administration authorities; provided, however, that the Shareholders shall use their reasonable efforts to cause such Trade Sale to be consummated in accordance with the relevant provisions of this Agreement.

4.8.            Share Charge Each Shareholder hereby agrees that, and shall procure any directors appointed or nominated by it and/or its Affiliates to the Board of the Company to agree that, Phoenix ZKH, June Rain and ESOP SPVs charge all of their shares in the Company, and the holder(s) of the ESOP Reserved Shares charge all of their ESOP Reserved Shares (once they are issued), to secure the Secured Liabilities (as defined in the CB Agreement) in favour of the Security Agent (as defined in the CB Agreement) pursuant to the CB Agreement (collectively, the Share Charge). Each Shareholder hereby waives, and shall procure any directors appointed or nominated by it and/or its Affiliates to the Board of the Company to waive, its consent right, Preemptive Right, Right of First Refusal, Right of Co-Sale or any other rights it may have under this Agreement and the Restated M&A if any or all of the shares in the Company held by Phoenix ZKH, June Rain and ESOP SPVs and the ESOP Reserved Shares (once they are issued) are transferred to any Person as a result of an enforcement of the relevant Share Charge.

ARTICLE 5           CHANGE OF KEY TERMS

5.1.	Sections 2, 3.2, and 4.2 through 4.7 shall automatically terminate and be of no further force upon the consummation of an IPO as duly approved in accordance with Section 9 (or, to the extent explicitly required by the rules of the relevant stock exchange on which such IPO will occur, such earlier time as may be required by such rules, but subject to such IPO ultimately being consummated).

5.2.	Subject to Section 5.3, in the event where the Company files an A-1 Listing Application in connection with an IPO on Hong Kong Stock Exchange, (A) the redemption right pursuant to Section 3.2 shall terminate immediately before such filing, and (B) each Investor shall have the right to elect to terminate any special rights (other than the redemption right pursuant to Section 3.2) granted to such Investor pursuant to this Agreement upon such filing by serving a written notice to the Company prior to such filing. The Company further agrees that before it files an A-1 Listing Application in connection with an IPO on Hong Kong Stock Exchange, it shall involve a Major Investor on any Pre-A1 Submission and any consultation with Hong Kong Stock Exchange that may affect the right of such Major Investor to participate in the IPO.

43

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

5.3.	If, however, any of the following circumstances occur, the Parties agree that the validity of the relevant provisions of the Agreement, which were terminated in accordance with Section 5.1 or Section 5.2 above, shall be automatically restored, as if such provisions have never been terminated, immediately upon the occurrence of any such circumstance (whichever is earlier):

(i)	after the Company submits the application for the IPO to the securities regulatory authority where the Company is to be listed, the Company has applied to withdraw such application for whatever reasons or such application materials become invalid;

(ii)	the application for the IPO of the Company is not accepted or is dismissed by the securities regulatory authority or is withdrawn by the Company, or the application for the IPO of the Company is not approved by the securities regulatory authority after twelve (12) months from the date that Company submits the application for the IPO; or

(iii)	the securities regulatory authority has rejected the application for the IPO of the Company, or the Company is unable to consummate a Qualified IPO due to any other reason within six (6) months of such termination in accordance with Section 5.1 or Section 5.2 above.

5.4.	In no event shall the addition of any new investor (including through acquisition of existing outstanding shares or issuance of new shares) affect the provisions of this Agreement or the rights entitled to any Investor hereunder (and/or pursuant to any other agreements). The Warrantors shall ensure that the other Shareholders and the new investor agree and undertake not to interfere with the implementation of this Agreement, and such new investor shall execute and deliver a Deed of Adherence (as defined below) substantially in the form attached hereto as Exhibit A to become a party to this Agreement, unless a new agreement is reached by all Parties in lieu of this Agreement.

ARTICLE 6           CORPORATE GOVERNANCE

6.1.	Composition of Board

(i)	The Company’s Board shall consist of up to eleven (11) directors with the composition as follows: (i) the Founder shall have right to appoint, remove and replace six (6) directors; and (ii) each of Tiger Fund, Eastern Bell, Genesis Capital, Tencent and YF Capital shall have right to appoint, remove and replace one (1) director (each a “Investor Director”; collectively the “Investor Directors”), so long as they continue to hold shares in the Company.

44

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	Each of Tembusu, Shell, Skycus, CSRF, CIC and the Series F Lead Investor shall have right to appoint, remove and replace one (1) observer (each an “Observer”; collectively the “Observers”), so long as they continue to hold shares in the Company. The Observers shall be entitled to attend all meetings of the Board and all of the Subsidiary Board (as defined below) (including in-person meetings or, in lieu of in-person meetings, execution of Board resolutions by remotely exchanging signatures) in a non-voting capacity, receive copies of materials and minutes for the meetings of the Board (including notices, proposals and resolutions for the meetings of the Board), and raise suggestions and inquiries regarding the proposals to be reviewed and approved at the meetings of the Board of the Company.

(iii)	Upon request of any Investor Director, subject to applicable Laws, each Group Company shall, and the Parties hereto shall, as soon as possible, cause each Group Company to, (i) have a board of directors or similar governing body (the “Subsidiary Board”), (ii) the authorized size of each Subsidiary Board at all times be the same authorized size as the Board, and (iii) the composition of each Subsidiary Board at all times consist of the same persons as directors as those then on the Board of the Company.

(iv)	The quorum necessary for the transaction of the business of the directors may be fixed by the Board, and unless so fixed, the quorum shall be a majority of directors then in office (including all Investor Directors).

ARTICLE 7           KEY EMPLOYEES

7.1.	Non-Compete

7.1.1	The Warrantors covenant that, as long as the Actual Controller is a shareholder, director or employee of the Group Company or its Affiliates, the Actual Controller shall, and the Warrantors shall procure the Actual Controller to, devote his full time and attention to the business development of the Group Company and use his best efforts to promote the development of the Group Company. For so long as the Actual Controller is a shareholder, director or employee of a Group Company and until two (2) years from the date on which the Actual Controller is no longer a director, officer or employee of the Group Companies or from the date on which Actual Controller no longer directly or indirectly holds any Equity Securities of a Group Company, whichever comes later, without the prior written consent of each Series E Investor and each Series F Investor, none of the Actual Controller and his family members that have close relationship with the Actual Controller (i.e. spouse, children at the age of 18 or above and their spouses, parents and spouses’ parents, brothers and sisters and their spouses, spouse’s brothers and sisters, and parents of the children’s spouses), the Affiliate of the Actual Controller, and the directors (other than the directors appointed by the Investors), supervisors (other than the supervisors appointed by the Investors) and senior officers of any Group Company and any of their respective family members that have close relationship with such directors, supervisors and senior officers and any of the Affiliate of such directors, supervisors and senior officers shall, directly or indirectly, engage in the activities that are the same as, or similar to, or compete with the Principal Business of the Group Companies, or provide services in any manner to the Persons that engage in the foregoing activities (the “Competing Business”); provided that if the Principal Business of the Group Companies changes in the future, the scope of the Competing Business shall be adjusted accordingly. For the avoidance of doubt, for the purpose of the development of the Group Companies, provision of any services to or making investment in any Subsidiaries controlled by the Company shall not be deemed as a Competing Business. The Actual Controller will not engage in, by himself or in partnership with other Person, any of the following competing activities:

(i)	To own, hold or control, directly or indirectly, any company or entity that engages in the Competing Business;

45

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	To provide loans, customer information, consultancy or any other form of assistance to any company or entity that engages in the Competing Business;

(iii)	To act in the capacity as the principal, agent, shareholder, joint venture partner, licensee, licensor, or otherwise partner with any other Person, to engage in any activity that competes with the business as currently conducted and to be conducted by the Group Companies or to own any interest in or benefit from the foregoing competing activity;

(iv)	Within the territory of the countries and places where the Group Companies conduct the business, (i) to directly or indirectly engage in any Competing Business; (ii) to directly or indirectly make investment in any company or entity that conducts any Competing Business, except that such investment has obtained the prior written consent of each Series E Investor and each Series F Investor and such company or entity would be controlled by the Group Companies after the consummation of the investment; or (iii) to assist in any manner whatsoever (in any capacity such an owner, partner, shareholder, director, officer, and consultant) with any business competitive with the Principal Business of the Group Companies;

(v)	To solicit or induce the Key Employees or senior officers to resign from the Group Companies or engage in any Competing Business, or to solicit or induce the customers, suppliers, distributors or agents of the Group Company to engage in any Competing Business or to terminate their contractual relationship with the Group Companies; to hire, through any individual or organization directly or indirectly controlled by the Actual Controller or in which the Actual Controller has an interest, any of Key Employees or senior officers who terminate their employment relationship with the Group Company, or to conduct, or attempt to conduct, business with any customers, suppliers, distributors or agents of the Group Companies;

The Warrantors shall ensure that none of the Key Employees and senior offices of the Group Companies shall take any part-time jobs in any other companies in the same industry that directly competes with the Group Companies. Nor shall the Key Employees or senior offices engage, directly or indirectly via any other Person, in any Competing Business.

The Warrantors and Mr. LI Junyu covenant that for so long as Mr. LI Junyu is a shareholder, director or employee of a Group Company and until two (2) years from the date on which Mr. LI Junyu is no longer a director, officer or employee of the Group Companies or from the date on which Mr. LI Junyu no longer directly or indirectly holds any Equity Securities of the Group Companies, whichever comes later, Mr. LI Junyu shall not engage, in his own name or through any other Person, in any Competing Business, unless such business is conducted for the benefits of the Group Companies and has obtained the prior written consent of the Company and each Series E Investor and Series F Investor. The Warrantors shall ensure that the Key Employees listed in Schedule V will not engage, in their own name or through any other Person, in any Competing Business during their employment with the Group Companies or within two (2) years after the termination of their employment with the Group Companies, unless such business is conducted for the benefits of the Group Companies and has obtained the prior written consent of the Company and each Series E Investor and Series F Investor.

46

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

The Warrantors shall ensure that each of the directors nominated by the Actual Controller, the senior officers, the Key Employees, core technical personnel and core sale personnel shall enter into a labor contract, confidentiality agreement, non-competition agreement and an intellectual property right ownership agreement (or a labor contract containing the confidentiality, non-compete and intellectual property right clauses), and agree in writing that he or she shall not engage in any Competing Business during his or her employment with the Group Companies or within two (2) years after the termination of his or her employment with the Group Companies.

7.2.	The Parties agree that none of the Actual Controller and the Key Employees shall take any positions in companies or entities other than the Group Companies.

7.3.	The Group Companies shall cause each of the Key Employees and other relevant employees to enter into agreements regarding patents and other intellectual property rights to ensure that the Group Companies shall retain the ownership, title and interest in and to any inventions and other intellectual property rights obtained by the Key Employees and other relevant employees, during their employment with the Group Companies or obtained by taking advantage of the information and resources available during their employment with the Group Companies, without any consideration.

ARTICLE 8           LIABILITIES FOR BREACH OF CONTRACT

8.1.	If any of the Parties hereto (the “Breaching Party”) fails to perform any covenant or agreement hereunder, it shall be deemed to have constituted a breach of this Agreement, and the Breaching Party shall indemnify and hold harmless the other non-breaching Parties against any losses, claims, damages, or liabilities arising from such breach.

If any Warrantor constitutes a material breach of this Agreement with respect to any Series B Investors, the Series B+ Investors, the Series C Investors, the Series D Investors, the Series E Investors and/or the Series F Investors, with respect to such Investor only, such Investor shall have the right: (1) to request the Warrantors to jointly and severally indemnify such Investor against any losses, liabilities, costs and expenses (including investigation fees and attorneys’ fees incurred to pursue the Warrantors’ liabilities) incurred by such Investor as a result of the material breach of the Warrantor; and (2) to request the Company and the Actual Controller to redeem all or any part of the shares held by such Investor in the Company in accordance with the relevant provisions of this Agreement.

The Warrantors shall assume joint and several liabilities with respect to the obligations and covenants of the Warrantors.

47

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

8.2.	If the Company and the Founder fail to perform the provisions of Section 3 (Post-Closing Covenants and Redemption) within the prescribed time limit thereunder, the Company and the Founder shall assume the liabilities for breach of contract and pay the non-breaching Investors a late fee in the amount of 0.05% of the overdue payment per day.

ARTICLE 9           PROTECTIVE PROVISIONS

9.1.	Notwithstanding anything to the contrary provided herein, the Company shall not, directly or indirectly, by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative votes of more than two thirds (2/3) of the directors of the Board of the Company; provided further that, item (i), (ii), (iii), (vii), (xiii), (xviii), (xix) and (xx) shall require the Shareholders Level Approval. For the purpose of this Section 9, (a) the term “Company” shall mean the Company itself as well as any and all of the other Group Companies, to the extent where applicable, and (b) for any time during the period from the Closing Date to the earlier of (x) the Conversion Date (as defined in the Notes) and (y) the date of the repayment in full of the Indebtedness under the Notes, Notes Majority shall be deemed as the majority of the Series F Preferred Shares:

(i)	Any major matters that may result in acquisition, merger, combination, division, transfer of major assets or voting power, or increase or decrease in the authorized share capital, issued share capital or registered capital, as applicable, of the Company or investment into third parties, or that is related to the bankruptcy, dissolution, or liquidation of the Company;

(ii)	Any increase or decrease in the authorized share capital, the issued share capital or the registered capital, as applicable, of the Company, or any cancellation or repurchase of equity securities of the Company, or any issuance, allotment or purchase of any share warrants, option rights or other securities convertible into the Company’s shares, excluding for (x) any Ordinary Shares (and/or options or warrants therefor) issued or granted to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to the ESOP as approved by the Board; or (y) pursuant to contractual rights to repurchase Ordinary Shares held by employees, directors or consultants of the Company (other than the Founder) upon termination of their employment or services under the ESOP as approved by the Board; provided, however, that any future equity financing by the Company with a pre-money valuation of Company representing a per share price below the Deemed Series D Issue Price applicable to the Series D-2 Investor shall be jointly approved by Tiger Fund, Eastern Bell, Genesis Capital and Tencent; provided, however, further that any future equity financing by the Company with a pre-money valuation of Company representing a per share price below the Deemed Series E Issue Price shall be jointly approved by YF Capital, Tencent and Genesis Capital; provided, however, further that any future equity financing by the Company with a pre-money valuation of Company representing a per share price below the Deemed Series F Issue Price shall be approved by the holders of a majority of Series F Preferred Shares.

48

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	Any action that authorizes, creates or issues any class of securities (or other securities that may be converted into such class of securities) of the Company having preferences superior to or on a parity with the any series of Preferred Shares or any other securities of the Company, or reclassify any outstanding Shares into Shares having rights, preferences, priority or privileges senior to or on parity with any series of Preferred Shares, or any action that will alter or change the rights, preferences or privileges of the Preferred Shares;

(iv)	Any Related-party Transactions outside the ordinary course of business of the Company, or regardless of whether it is a Related-party Transaction, any unfair transactions between the Company and any other Person (including but not limited to any non-arm’s length transaction, any transaction under which the Company bears all obligations, any transaction with no value to the Company, or any other transaction which reduces or damages the economic benefits of the Company);

(v)	Creation of any mortgage, charge, guarantee, lien, warranty or other encumbrance over the self-owned assets of the Company in favor of any other Person; for the purpose of this provision, “any other Person” shall mean any Person other than the Company itself and any of its Subsidiaries indicated in the consolidated financial statements;

(vi)	Incurrence of any loan or advance to any Person in excess of RMB 20 million, except for advances and similar expenditures incurred in the ordinary course of business of the Company;

(vii)	Any material change to the business scope, nature and/or activities of the Company, entering any new lines of business that are not related to the Principal Business of the Company, or any change of the company name, or termination of the Principal Business of the Company;

(viii)	Any sale, assignment, lease or disposal of any assets or business where the value of such assets or business would exceed RMB 20 million, except for any transactions made in the ordinary course of business of the Company;

(ix)	Incurrence of any investment or other capital expenditure by the Company in excess of RMB 1 million in a single transaction or in excess of RMB 20 million in the aggregate in any fiscal year;

(x)	Conclusion of any debt settlement agreement or other arrangement with any creditor or debtor of the Company where the amount exceeds RMB 20 million (including any debt settlement agreement between the Group Company, as a creditor, and the Actual Controller or any of its Affiliate, as a debtor, regardless of the amount of the debt settlement agreement), except for settlement of any dispute brought by the Company with respect to account receivables to be received in the ordinary course of business;

(xi)	Execution, alteration or termination of any contracts or agreements by the Company, which would bring material adverse effect upon the business operation of the Company;

(xii)	Execution, alteration, suspension or termination of any sale, license (except for those made in the ordinary course of business of the Company) or assignment of or relating to any intellectual property rights of the Company;

49

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(xiii)	Declaration or payment of dividends or other distributions to shareholders of the Company;

(xiv)	Appointment or removal of the chief financial officer and senior officers at the level of vice president or above, including the chairman, chief executive officer, general manager, deputy general manager and chief financial officer, and determination of their remuneration;

(xv)	Any plan or arrangement for capital market financing (including IPO and over-the-counter trading) by the Company at any domestic and/or overseas capital markets;

(xvi)	Review and approval of the annual financial budget and annual account report of the Company;

(xvii)	Appointment or replacement of the accounting firm of the Company;

(xviii)	Amendment to the articles of association of the Company;

(xix)	Formulation and implementation of the employee stock option plans or other incentive arrangements (other than the ESOP already established as of the date of this Agreement), amendment to the ESOP already established as of the date of this Agreement, or increase of the shares reserved for the ESOP already established as of the date of this Agreement; and

(xx)	Other matters that may seriously affect the rights and interests of the Investors.

9.2.	In addition to Section 9.1,

(i)	the listing venue of an IPO by the Company shall be subject to no more than one of the following six entities having notified its objection to the Company in relation to such venue: (i) Tiger Fund, (ii) Eastern Bell, (iii) Genesis Capital, (iv) Tencent, (v) YF Capital and (vi) the holders of a majority of Series F Preferred Shares from time to time. If any of the person set out in (i) to (vi) above ceases to hold any shares issued by the Company, it shall be removed from this list; and

(ii)	any IPO by the Company that does not meet the valuation threshold provided in the definition of the Qualified IPO shall also be subject to the approval by the holders of a majority of the Ordinary Shares and the holders of a majority of Series F Preferred Shares.

ARTICLE 10       MISCELLANEOUS

10.1.	Registration Rights

The Parties hereby acknowledge and agree to the terms set forth in Schedule VI attached hereto, making provision for certain registration rights, and such terms in Schedule VI hereto form an integral part of this Agreement and are binding on the Parties as if such terms were set forth in the body of this Agreement.

50

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.2.	Shareholders Agreement to Control

If and to the extent that there are inconsistencies between the provisions of this Agreement and those of the Restated M&A, the terms of this Agreement shall control. The Parties agree to take all actions necessary or advisable, as promptly as practicable after the discovery of such inconsistency, to amend the Restated M&A of the Company so as to eliminate such inconsistency.

10.3.	Confidentiality

(i)	Non-Disclosure of Confidential Information. Except as set forth in this Section 10.3, each of the Parties shall (i) not use or disclose to any person that is not a Party the Confidential Information it has or acquires; (ii) make every effort to prevent the unauthorized use or disclosure of Confidential Information; and (iii) cause each of its Affiliates to comply with (i) and (ii) in this Section 10.3(i).

(ii)	Press Releases. No announcement regarding any of the Confidential Information (including the Investors’ subscription of share interest of the Company) or any other kind of information relating to or in connection with an Investor hereunder in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of such Investor hereunder.

(iii)	Permitted Disclosures. Notwithstanding the foregoing, Section 10.3(i) shall not apply to (a) Confidential Information which a restricted party learns from a third party which such third party reasonably believes to have the right to make the disclosure, provided that the restricted party complies with any restrictions imposed by such third party; (b) Confidential Information which is rightfully in the restricted party’s possession prior to the time of disclosure by the protected party and not acquired by the restricted party under a confidentiality obligation; (c) Confidential Information which enters the public domain without breach of confidentiality by the restricted party; (d) disclosures of Confidential Information by a Party to its current or bona fide prospective investor, Affiliates and their respective employees, directors, members and observers of investment committees, bankers, lenders, accountants, legal counsels, business partners, investors, representatives or advisors who need to know such information, in each case only where such persons or entities are informed of the confidential nature of the Confidential Information and are under appropriate nondisclosure obligations substantially similar to those set forth in Section 10.3; (e) disclosures of Confidential Information to a bona fide purchaser or transferee of the Shares held by an Investor hereunder where such purchaser or transferee is informed of the confidential nature of the Confidential Information and are under appropriate nondisclosure obligations substantially similar to those set forth in this Section 10.3; (f) disclosures of Confidential Information if such disclosure is approved in writing by the Company and the Investors hereunder; and (g) disclosures of Confidential Information to the extent required pursuant to applicable Law (including the applicable rules of any Governmental Authority or stock exchange), in which case the party required to make such disclosure (the “Disclosing Party”) shall, to the extent permitted by such applicable laws and practicable, provide the other Parties hereto with prompt written notice of that fact, shall consult with the other Parties hereto regarding such disclosure, and shall, to the extent reasonably possible and with the cooperation and reasonable efforts of the other Parties, seek a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required to be disclosed.

51

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.4.	Investor’s Name and Trade Name

(i)	Use of Tencent’s Name and Trade Name

Without the prior written consent of Tencent and regardless of whether Tencent then holds, directly or indirectly, any Equity Securities of the Company, the Parties other than Tencent shall not, and the Warrantors shall procure any Group Company not to:

(a)	For any marketing, advertising, promotion or other purposes, use, publish, reproduce, distribute, or display (publicly or non-publicly) the name of Tencent or any of its Affiliates (including but not limited to, in combination or individually, Tencent (腾讯), QQ, WeChat (微信), 应用宝, 财付通, WeBank (微众), 广点通, QQ 手机管家, 安全管家, QQ 浏览器, QQmusic (QQ 音乐), Qzone (QQ 空间), 微云, 腾讯微云, 同步助手, Tencent Literature (腾讯文学)) or any similar company name, trade name, trademark, product or service name, domain name, image logo, symbol, mark, or any certain descriptions that enable a third party to identify Tencent or any of its Affiliates;

(b)	Directly or indirectly declare that any product or service provided by the Company or any of its Controlled Affiliates has been recognized or supported by Tencent or any of its Affiliates; or

(c)	Issue any press release, public announcement or other public disclosure in connection with the transactions contemplated under this Agreement. If the proposed press release, announcement or other information involves the names, logos or information of any Investor, the consent of such Investor shall be obtained, in addition to Tencent’s consent.

(ii)	Use of YF Capital’s Name and Trade Name

Without the prior written consent of YF Capital or its Affiliate, regardless of whether YF Capital then holds any Equity Securities of the Company, the Parties hereto (other than YF Capital) shall not (and shall cause its respective Affiliates not to), in each instance, (a) use in marketing, advertising, publicity, promotion or otherwise the name of “云锋” (Chinese equivalent for “Yunfeng”), “云锋基金” (Chinese equivalent for “Yunfeng Capital”)” or any Affiliate of YF Capital, or any partner or employee of any Affiliate of YF Capital, nor any trade name, trademark, trade device, service or product mark, symbol, logo, brand, domain name, icon or any abbreviation, contraction or simulation thereof owned by YF Capital or its Affiliates, or (b) represent, directly or indirectly, that any product or any service provided by the Company has been approved or endorsed by YF Capital or an Affiliate of YF Capital.

52

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	Use of CSRF Fund’s Name and Trade Name

Without the prior written consent of CSRF or its Affiliates, regardless of whether CSRF holds, directly or indirectly, any Equity Securities of the Company at the time, the Parties hereto (other than CSRF) shall not (and shall cause their respective Affiliates not to) use, disclose or reproduce the names of CSRF or any of its Affiliates for any marketing, advertising, promotion or other purposes, including but not limited to, individually or in combination, “中国国有企业结构调整基金,” “国调基金,” “国调,” “诚通基金,” “诚通,” “CCT” “China Structural Reform Fund,” “CCT Fund” or any marks or logos relating to the aforementioned trade names, or any similar company name, tradename, trademark, product or service name, domain, image logo, symbol, mark, or other certain descriptions that enable a third party to identify CSRF or any of its Affiliates.

(iv)	Use of CIC’s Name and Trade Names

Without the prior written consent of CIC or its Affiliates, regardless of whether CIC holds, directly or indirectly, any Equity Securities of the Company at the time, the Party hereto (other than CIC) shall not, and shall cause its respective Affiliates not to, use, disclose or reproduce the names of CIC or any of its Affiliates for any marketing, advertising, promotion or other purposes, including but not limited to, individually or in combination, “中投,” “中投公司,” “中投海外,” “CIC”, “CIC Capital” or any marks or logos relating to the aforementioned trade names, or any similar company name, tradename, trademark, product or service name, domain, image logo, symbol, mark, or certain descriptions that enable a third party to identify CIC or any of its Affiliates.

(v)	Use of Genesis Capital’s Name and Trade Name

Without the prior written consent of Genesis Capital or its Affiliates, regardless of whether Genesis Capital holds any Equity Securities of the Company directly or indirectly at the time, the Parties hereto (other than Genesis Capital) shall not (and shall cause their respective Affiliates not to): (a) use the names of Genesis Capital or any of its Affiliates or any of the partners or employees of any Affiliate of Genesis Capital for advertisements, marketing, or other purposes, or use any trade name, trademark, design, service mark or symbol owned by Genesis Capital or its Affiliates or any abbreviated, simplified or imitative forms of the foregoing (including, but not limited to, individually or in combination, “元生,” “元生资本,” “Genesis”, and “Genesis Capital”), or (b) directly or indirectly declare that any goods or services provided by the Group Companies have been approved or recognized by Genesis Capital or any of its Affiliates. The Group Companies further agree that they shall obtain written consent from Genesis Capital or its Affiliates, as applicable, before the Group Companies make any public announcement regarding the details of equity purchase or sale by Genesis Capital or its Affiliates in accordance with this Agreement.

53

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(vi)	Use of GLP’s Name and Trade Name

Without the prior written consent of GLP or its Affiliate, regardless of whether GLP holds any Equity Securities of the Company directly or indirectly at the time, the Parties hereto (other than GLP) shall not (and shall procure their respective Affiliates not to): (a) use, publish or reproduce the name or logo (including but not limited to, individually or in combination, “普洛斯,” “普洛斯建发”, “GLP” and “Global Logistic Properties”) of GLP or any of its Affiliates for marketing, advertising, promotional or other purposes, and any ancillary marks and symbols associated with the aforesaid names and logos, or any similar company name, trade name, trademark, product or service mark, domain, image logo, mark, mark or certain descriptions that enable a third party to identify GLP or any of its Affiliates. The Group Companies further agree that they shall obtain written consent of GLP or its Affiliates, as applicable, before the Group Companies issue any public statement regarding the details of equity purchase or sale by GLP or its Affiliates in accordance with this Agreement.

(vii)	Use of CPPIB’s Name and Trade Name

Without the prior written consent of the Series F Lead Investor or its Affiliate, regardless of whether the Series F Lead Investor then holds any Equity Securities of the Company, the Parties hereto (other than the Series F Lead Investor) shall not (and shall cause its respective Affiliates not to), in each instance, (a) use in marketing, advertising, publicity, promotion or otherwise the name of “CPP,” “CPPIB,” “Canadian Pension Plan Investment Board” or any Affiliate of the Series F Lead Investor, or any partner or employee of any Affiliate of the Series F Lead Investor, nor any trade name, trademark, trade device, service or product mark, symbol, logo, brand, domain name, icon or any abbreviation, contraction or simulation thereof owned by the Series F Lead Investor or its Affiliates, or (b) represent, directly or indirectly, that any product or any service provided by the Company has been approved or endorsed by the Series F Lead Investor or its Affiliate. The Group Companies further agree that they shall obtain written consent of the Series F Lead Investor or its Affiliates, as applicable, before the Group Companies issue any public statement regarding the details of equity purchase or sale by the Series F Lead Investor or its Affiliates in accordance with this Agreement.

10.5.	Governing Law

Except with respect to the references in this Agreement to the Applicable Securities Laws, this Agreement shall be governed by and construed exclusively in accordance with the Laws of Hong Kong, without regard to principles of conflict of Laws thereunder.

10.6.	Dispute Resolution

(i)	Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (each, a “Dispute”) shall be referred to and finally resolved by arbitration administered by the Hong Kong International Arbitration Centre (the “HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The seat of arbitration shall be in Hong Kong. The number of arbitrators shall be three (3).

(ii)	To the extent that the HKIAC Administered Arbitration Rules are in conflict with the provisions of this Section 10.6, the provisions of this Section 10.6 shall prevail.

54

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	The arbitration shall be conducted in English. Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party.

(iv)	The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(v)	The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive Laws of Hong Kong (without regard to principles of conflict of Laws thereunder) and shall not apply any other substantive Law.

(vi)	Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(vii)	Unless otherwise ruled by the arbitration award, the cost of arbitration and the attorney’s fees shall be borne by the non-prevailing party.

10.7.	Entire Agreement

This Agreement, the CB Agreements and any other Transaction Documents, together with all the exhibits and schedules hereto and thereto, constitute and contain the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof. The Parties hereto further agree that the Prior Shareholders Agreement shall be terminated with no further effect and shall be replaced and superseded in its entirety by this Agreement.

10.8.	Successors and Assigns

Subject to the provisions of Section 4.2 through 4.5 and Section 4.7, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto, but shall not otherwise be for the benefit of any third party. Subject to the provisions of Section 4.2 through 4.5 and Section 4.7, the rights of any Investor hereunder (including, without limitation, registration rights) are assignable (together with the related obligations) to its Affiliate or a third party in connection with the transfer of Equity Securities of the Company held by such Preferred Shareholder, and any such transferee shall execute and deliver to the Company and the other parties hereto a deed of adherence or joinder becoming a party hereto as a “Shareholder” subject to the terms and conditions hereof (if not already so bound). This Agreement and the rights and obligations of each other party hereunder shall not otherwise be assigned without the approval by two thirds (2/3) or more Directors of the Board of the Company.

55

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.9.	Severability

In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

10.10.	Adjustments for Share Splits, Etc

Wherever in this Agreement there is a reference to a specific number of Preferred Shares or Ordinary Shares of the Company, then, upon the occurrence of any subdivision, combination or share dividend of the Preferred Shares or Ordinary Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of shares by such subdivision, combination or share dividend.

10.11.	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

10.12.	Notices

Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other Party, upon delivery; or (ii) three (3) Business Days after deposit with an internationally-recognized overnight delivery service, postage prepaid, addressed to the Parties as set forth in Schedule VII attached hereto with next-business-day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the delivery service provider; or (iii) when sent by e-mail if sent to the address set forth in Schedule VII attached hereto, and a receipt of the e-mail is requested and received. The address of each Party is set forth in Schedule VII attached hereto and a Party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 10.12 by giving the other Party written notice of the new address in the manner set forth above.

10.13.	Holding Companies

Each ultimate beneficiary of a Founder or Ordinary Shareholder shall use its reasonable best efforts to procure any corporate controlled by him or her to fully comply with and perform all of the obligations, covenants, undertakings and commitments of such corporate Ordinary Shareholder under this Agreement.

56

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.14.	Further Assurances

Upon the terms and subject to the conditions herein, each of the Parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done, to execute such further instruments, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

10.15.	Successor Indemnification

If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Restated M&A, or elsewhere, as applicable.

10.16.	Independent Nature of Investors’ Obligations and Rights

The obligations of each Investor under this Agreement are several and not joint, and no Investor is responsible in any way for the performance or conduct of any other Investor in connection with the transactions contemplated hereby. Nothing contained herein and no action taken by any Investor pursuant hereto shall be or shall be deemed to constitute a partnership, association, joint venture, or joint group with respect to the Investors. Each Investor agrees that no other Investor has acted as an agent for such Investor in connection with the transactions contemplated hereby.

10.17.	Amendment

(i)	No amendment shall be effective or enforceable in respect of any Investor if such amendment imposes any adverse impact upon the rights, preferences, or privileges with respect to such Investor, unless such Investor consents to amendment in writing. Any amendment effected in accordance with this Section 10.17 shall be binding upon each Party hereto and their respective successors and transferees; provided that the Company shall promptly give a written notice thereof to any Party hereto that has not consented to such amendment.

(ii)	For any transfer of shares to be deemed effective, the transferee shall assume the obligations of the transferor under this Agreement by executing and delivering to the Company a Deed of Adherence substantially in the form attached hereto as Exhibit A (the “Deed of Adherence”). Upon the execution and delivery of a Deed of Adherence by any transferee, and subject to compliance with terms and conditions of this Agreement, such transferee shall be deemed to be a Shareholder of the Company. By their execution thereof, each of the Parties hereto appoints the Company as its attorney-in-fact for the limited purpose of executing any Deed of Adherence which may be required to be delivered pursuant to this Section 10.17(ii).

57

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.18.	Foreign Corrupt Practices Act

None of the Company, any of its affiliates or any director, officer, employee, stockholder or agent or other person acting on behalf of the Company or any of its affiliates has made, offered, promised or authorized, or shall make, offer, promise or authorize, directly or indirectly, any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. None of the Company, any of its affiliates or any director, officer, employee, stockholder or agent or other person acting on behalf of the Company or any of its affiliates has made or authorized or shall make or authorize any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company further represents that it has maintained and caused its affiliates to maintain, and shall maintain and cause its affiliates to maintain, written policies and procedures and systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA and other applicable anti-bribery or anti-corruption laws.

10.19.	Controlled Foreign Corporation

The Company shall make due inquiry with its tax advisors on at least an annual basis regarding the Company’s status as a “Controlled Foreign Corporation” (“CFC”) as defined in the U.S. Internal Revenue Code of 1986, as amended (or any successor thereto) (the “Code”) and regarding whether any portion of the Company’s income is “subpart F income” (as defined in Section 952 of the Code) (“Subpart F Income”), income described in Section 951A of the Code (“GILTI”) or any other type of income attributable to a U.S. person by reason of being a shareholder of the Company. Each Investor shall reasonably cooperate with the Company to provide information about such Investor and such Investor’s Partners in order to enable the Company’s tax advisors to determine the status of such Investor and/or any of such Investor’s Partners as a “United States Shareholder” within the meaning of Section 951(b) of the Code. No later than 60 days following the end of each Company taxable year, the Company shall provide the following information to the Investors: (i) the Company’s capitalization table as of the end of the last day of such taxable year and (ii) a report regarding the Company’s status as a CFC. In addition, the Company shall provide the Investors with access to such other Company information in the Company’s possession as may be necessary for the Investors to determine the Company’s status as a CFC and to determine whether Investor or any of Investor’s Partners is required to report its pro rata portion of the Company’s Subpart F Income, GILTI or other income on its United States federal income tax return, or to allow such Investor or such Investor’s Partners to otherwise comply with applicable United States federal income tax laws. For purposes of the foregoing as well as the representations contained in this Agreement, (i) the term “Investor’s Partners” shall mean each of the Investor’s partners and any direct or indirect equity owners of such partners and (ii) the “Company” shall mean the Company and any of its subsidiaries.

58

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.20.	Passive Foreign Investment Company

The Company shall make due inquiry with its tax advisors on at least an annual basis regarding the Company’s status as a “passive foreign investment company” within the meaning of Section 1297 of the Code (“PFIC”). In connection with a “Qualified Electing Fund” election made by any of Investor’s Partners pursuant to Section 1295 of the Code or a “Protective Statement” filed by any of Investor’s Partners pursuant to Treasury Regulation Section 1.1295-3, as amended (or any successor thereto), the Company shall provide annual financial information to Investor in the form provided in the attached Exhibit B (or in such other form as may be required to reflect changes in applicable law) as soon as reasonably practicable following the end of each taxable year of the Company (but in no event later than 60 days following the end of each such taxable year), and shall provide Investor with access to such other Company information as may be required for purposes of filing U.S. federal income tax returns of Investor’s Partners in connection with any such Qualified Electing Fund election or Protective Statement.

10.21.	Corporation. The Company shall take such actions, including making an election to be treated as an association taxable as a corporation or refraining from making an election to be treated as a partnership, as may be required to ensure that at all times the Company is classified as corporation for both United States federal income tax purposes; and for purposes of, and in accordance with the tax law of, the country in which the Company is organized.

For purposes of Sections 10.18, 10.19, 10.20 and 10.21 and Exhibit B, (a) the term “Investor’s Affiliates” shall mean each of the Investor’s partners and any direct or indirect equity owners of such partners; and (ii) “Company” shall mean the Company and any of its subsidiaries.

10.22.	Tax Indemnification. If any payments are made by the Group Companies as set out below (the “Tax Indemnification Amount”), the Group Companies shall indemnify and pay each Series F Investor a cash amount which equals the percentage of the Company’s share capital owned by such Series F Investor at such time (on an as converted basis) times the Tax Indemnification Amount:

(i)	any tax payment made by any Group Companies to the PRC tax authorities in connection with its failure to perform any tax withholding obligations relating to the capital reduction by any Investors in the Group Restructuring; and

(ii)	any payment or indemnity made by any Group Companies in accordance with section 1.1 of the Tax Indemnify Agreements entered into by and among the Company, Domestic Company and certain Investors (or its Affiliate) or any similar arrangement, to any Investors in connection with their loss of tax base in the Group Restructuring.

The Group Companies agree that they shall make all payments to be made by them to the Series F Investors in accordance with this Section 10.22, if any, free and clear of and without any tax deduction, unless the Group Companies are required to make a tax deduction in accordance with applicable Laws, in which case the sum payable by the Group Companies to the Series F Investors shall be increased to the extent necessary to ensure that the Series F Investors shall receive a sum net of any tax deduction equal to the sum which it would have received had no such tax deduction been made or required to be made.

59

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

10.23.	Effectiveness. Save as otherwise provided herein, this Agreement should take effect and become binding on and enforceable against the Parties hereto upon the date first above written and shall terminate upon the completion of the IPO except for provisions that, by their nature, are intended to survive such termination, including, without limitation, the provisions set forth in Sections 10.1 (Registration Rights), Schedule VI, provided however, Section 10.1 (Registration Rights) and Schedule VI shall terminate upon the completion of an IPO on Hong Kong Stock Exchange, 10.3 (Confidentiality), 10.5 (Governing Law) and 10.6 (Dispute Resolution), 10.22 (Tax Indemnification), 10.23 (Effectiveness), provided, however, that in the event that any Shareholder ceases to be a Shareholder of the Company, it shall no longer be bound by the provisions of this Agreement and such Shareholder’s name shall be removed from any list or register of members of the Company, provided that it shall still be bound by Sections 10.3 (Confidentiality), 10.5 (Governing Law), 10.6 (Dispute Resolution) and 10.23 (Effectiveness). Notwithstanding the foregoing, upon the repayment in full of the Indebtedness under the Notes, (i) this Agreement shall automatically terminate in its entirety and the Prior Shareholders Agreement shall be automatically restored, and (ii) the Company and the Shareholders shall promptly take all actions necessary to amend the Restated M&A so as to make them in the same form and substance of the First Amended and Restated Memorandum of Association of the Company and the First Amended and Restated Articles of Association of the Company. For the avoidance of doubt, the provision in the foregoing sentence shall not apply in the event any Note is converted into Series F Preferred Shares.

[The remainder of this page has been intentionally left blank.]

60

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

ZKH Group Limited

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Director

ZKH Holdings Limited

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Director

ZKH Hong Kong Limited

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Director

Shanghai Kunshucai Supply Chain Management Co., Ltd. (SEAL)
(上海坤数采供应链管理有限公司)(盖章)

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Legal Representative

ZKH Industrial Supply Co, Ltd. (SEAL)
(震坤行工业超市（上海）有限公司)(盖章)

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shanghai GBB Industrial Tech Co., Ltd. (SEAL)
(上海工邦邦工业技术有限公司) (盖章)

By:	/s/ YANG Changxiang
Name:	YANG Changxiang
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shenzhen Kuntong Smart Warehousing Technology Co., Ltd. (SEAL)
(深圳市坤同智能仓储科技有限公司) (盖章)

By:	/s/ TIAN Tingting
Name:	TIAN Tingting
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shanghai Kunhe Supply Chain Management Co., Ltd. (SEAL)
(上海坤合供应链管理有限公司) (盖章)

By:	/s/ YE Yajuan
Name:	YE Yajuan
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Andanda Industrial Technology (Shanghai) Co., Ltd. (SEAL)
(安丹达工业技术（上海）有限公司) (盖章)

By:	/s/ YANG Changxiang
Name:	YANG Changxiang
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shanghai Airley Industrial Co., Ltd. (SEAL)
(上海航利实业有限公司) (盖章)

By:	/s/ BIE Fengyi
Name:	BIE Fengyi
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

Shanghai Kunjun Materials and Technology Co., Ltd. (SEAL)
(上海坤骏材料科技有限公司) (盖章)

By:	/s/ LI Junyu
Name:	LI Junyu
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

FOUNDER HOLDCOS:

Loong ZKH Limited

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Director

Phoenix ZKH Limited

By:	/s/ CHEN Long
Name:	CHEN Long
Title:	Director

FOUNDER:

/s/ CHEN Long
CHEN Long

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ESOP SPV:

ZKHer Wing Limited

By:	/s/ Authorized Signatories
Name:	T Proteus Limited
Title:	Authorized Signatories

SKY E&S Limited

By:	/s/ Authorized Signatories
Name:	T Proteus Limited
Title:	Authorized Signatories

Roger Yang Limited

By:	/s/ Authorized Signatories
Name:	T Proteus Limited
Title:	Authorized Signatories

Young Bie Limited

By:	/s/ Authorized Signatories
Name:	T Proteus Limited
Title:	Authorized Signatories

GSC ZKH Limited

By:	/s/ CHEN Guangshun
Name:	CHEN Guangshun
Title:	Authorized Signatory

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

ORDINARY SHAREHOLDERS:

June Rain Max Limited

By:	/s/ LI Junyu
Name:	LI Junyu
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

YIII Limited

By:	/s/ WU Xiaoyi
Name:	WU Xiaoyi
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Shandong Hongqiao Venture Capital Co., Ltd.(SEAL)
(山东红桥创业投资有限公司)(盖章)

By:	/s/ LI Gongchen
Name:	LI Gongchen
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

YSC Investment III (BVI) Limited

By:	/s/ Si Tu Jian Hui
Name:	Si Tu Jian Hui(司徒健辉)
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Shandong He An Holdings Limited

By:	/s/ LIU Wei
Name:	LIU Wei
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Shandong Kerong Angel Venture Capital Partnership (L.P.)(SEAL)
(山东科融天使创业投资合伙企业(有限合伙))(盖章)

By:	/s/ Authorized Signatory
Name:	LI Gongchen
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Mercury Qing Limited

By:	/s/ SHU Qing
Name:	SHU Qing
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Tembusu ZKH Holdings Limited

By:	/s/ David Su Tuong Sing
Name:	David Su Tuong Sing
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Shenzhen Huiyou Chuangjia Venture Investment Partnership (L.P.)(SEAL)
(深圳市惠友创嘉创业投资合伙企业(有限合伙))(盖章)

By:	/s/ YANG Longzhong
Name:	YANG Longzhong
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Cowin ZKH I Limited

By:	/s/ ZHANG Wenjun
Name:	ZHANG Wenjun
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Shanghai Xiuying Enterprise Management Consulting Partnership (Limited Partnership)(SEAL)
(上海琇营企业管理咨询合伙企业(有限合伙))(盖章)

By:	/s/ ZHU Yingchun
Name:	ZHU Yingchun
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Gongqingcheng Yuanxi Investment Management Partnership (Limited Partnership)(SEAL)
(共青城元熙投资管理合伙企业(有限合伙))(盖章)

By:	/s/ PENG Xueqin
Name:	PENG Xueqin
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

YSC Investment II (BVI) Ltd.

By:	/s/ Si Tu Jian Hui(司徒健辉 )
Name:	Si Tu Jian Hui(司徒健辉 )
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Internet Fund IV Pte. Ltd.

By:	/s/ Venkatagiri Mudeliar
Name:	Venkatagiri Mudeliar
Title:	Authorized Signatory

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Suzhou Industrial Park Yuanhe Bingsheng Equity Investment Fund Partnership (L.P.)(SEAL)
(苏州工业园区元禾秉胜股权投资基金合伙企业(有限合伙))(盖章)

By:	/s/ LIU Chengwei
Name:	LIU Chengwei
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Shell Ventures Company Limited (SEAL)
(壳牌资本有限公司)(盖章)

By:	/s/ REN Qi
Name:	REN Qi
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

X Adventure Fund I L.P.

By:	/s/ XUBIN YAN
Name:	XUBIN YAN
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Ningbo Huichen Runze Investment Partnership (L.P.)(SEAL)
(宁波汇辰润泽投资合伙企业(有限合伙))(盖章)

By:	/s/ TANG Tao
Name:	TANG Tao
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Alliance Force Limited

By:	/s/ XUE Long
Name:	XUE Long
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Jiaxing Shangqi Qixi Equity Investment Partnership (L.P.)(SEAL)
(嘉兴尚颀颀曦股权投资合伙企业(有限合伙))(盖章)

By:	/s/ LIU Zhibin
Name:	LIU Zhibin
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Eastern Bell International XIII Limited

By:	/s/ ZHU Yingchun
Name:	ZHU Yingchun
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

MC1 (Hong Kong) Limited

By:	/s/ Chi Man Edmond Ng
Name:	Chi Man Edmond Ng
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Tencent Mobility Limited

By:	/s/ authorized signatory
Name:
Title:

[Signature Page to Amended and Restated Shareholders Agreement]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Skycus China Fund,L.P.

By:	/s/ WU Xiaobo
Name:	WU Xiaobo
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Cowin ZKH II Limited

By:	/s/ ZHANG Wenjun
Name:	ZHANG Wenjun
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

C&D No.3 Holdings Limited

By:	/s/ CAI Xiaofan
Name:	CAI Xiaofan
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

YF Hephaestus (HK) Limited

By:	/s/ HUANG Xin
Name:	HUANG Xin
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

EverestLu Holding Limited

By:	/s/ HOU Xinmiao
Name:	HOU Xinmiao
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Stable Investment Corporation (SEAL)
(史泰宝投资有限责任公司)(盖 章)

By:	/s/ Guo Xiangjun
Name:	GUO Xiangjun
Title:	Legal Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Global Logistic Properties Jianfa (Xiamen) Equity Investment Funds Partnership (L.P.)(SEAL)
(普洛斯建发(厦门)股权投资基金合伙企业(有限合伙))(盖章)

By:	/s/ XIAO Shijun
Name:	XIAO Shijun
Title:	Authorized Representative

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTOR:

Cherry Tomatoes International Limited

By:	/s/David Su Tuong Sing
Name:	David Su Tuong Sing
Title:	Director

[Signature Page to Amended and Restated Shareholders Agreement]
[ZKH Group Limited]

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE I
LIST OF ORDINARY SHAREHOLDERS AND INVESTORS

i

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE I
LIST OF ORDINARY SHAREHOLDERS AND INVESTORS

PART A:       LIST OF ORDINARY SHAREHOLDERS

Ordinary Shareholder	Ordinary Shares
Mr.CHEN Long (PRC identity card number ***, or its holding company Phoenix ZKH Limited, a BVI business company incorporated under the laws of the British Virgin Islands (the “Phoenix ZKH”)	890,677,378
Mr. LI Junyu (PRC identity card number ***, or its holding company June Rain Max Limited, a BVI business company incorporated under the laws of the British Virgin Islands (the “June Rain”)	50,000,000
ESOP SPV 1	187,927,002
ESOP SPV 2	20,000,000
ESOP SPV 3	4,158,540
ESOP SPV 4	4,158,540
ESOP SPV 5	4,158,540

PART B:       LIST OF SERIES SEED INVESTOR

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
YIII Limited	57,541,800	Series Seed Preferred Share	***

PART C:       LIST OF SERIES A INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Shandong Hongqiao Venture Capital Co., Ltd.	28,096,600	Series A Preferred Share	***
YSC Investment III (BVI) Limited	30,383,400	Series A Preferred Share	***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

PART D:       LIST OF SERIES A+ INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Shandong Kerong Angel Venture Capital Partnership (L.P.)	28,600,000	Series A+ Preferred Share	***
Shandong He An Holdings Limited	14,300,000	Series A+ Preferred Share	***
YSC Investment III (BVI) Limited	41,580,000	Series A+ Preferred Share	***

PART E:       LIST OF SERIES B INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Tembusu ZKH Holdings Limited	129,950,000	Series B Preferred Share	***
Shanghai Xiuying Enterprise Management Consulting Partnership (Limited Partnership)	467,830,000	Series B Preferred Share	***
Shenzhen Huiyou Chuangjia Venture Investment Partnership (L.P.)	32,469,000	Series B Preferred Share	***
Cowin ZKH I Limited	83,170,000	Series B Preferred Share	***
Mercury Qing Limited	20,790,000	Series B Preferred Share	***

2

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

PART F:       LIST OF SERIES B+ INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Gongqingcheng Yuanxi Investment Management Partnership (Limited Partnership)	164,391,000	Series B+ Preferred Share	***
Tembusu ZKH Holdings Limited	17,820,000	Series B+ Preferred Share	***
Shanghai Xiuying Enterprise Management Consulting Partnership (Limited Partnership)	44,560,000	Series B+ Preferred Share	***
YSC Investment III (BVI) Limited	50,959,000	Series B+ Preferred Share	***

PART G:      LIST OF SERIES C-1 INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Tembusu ZKH Holdings Limited	74,995,500	Series C-1 Preferred Share	***
Shanghai Xiuying Enterprise Management Consulting Partnership (Limited Partnership)	137,991,600	Series C-1 Preferred Share	***
Internet Fund IV Pte. Ltd.	249,348,600	Series C-1 Preferred Share	***
YSC Investment II (BVI) Ltd.	142,484,900	Series C-1 Preferred Share	***

3

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

PART H:      LIST OF SERIES C-2 INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Alliance Force Limited	178,106,200	Series C-2 Preferred Share	***
Shell Ventures Company Limited	68,446,300	Series C-2 Preferred Share	***
Ningbo Huichen Runze Investment Partnership (L.P.)	32,140,900	Series C-2 Preferred Share	***
Suzhou Industrial Park Yuanhe Bingsheng Equity Investment Fund Partnership (L.P.)	83,479,200	Series C-2 Preferred Share	***
X Adventure Fund I L.P.	10,686,400	Series C-2 Preferred Share	***

PART I:         LIST OF SERIES D-1 INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Alliance Force Limited	36,361,400	Series D-1 Preferred Share	***
Jiaxing Shangqi Qixi Equity Investment Partnership (L.P.)	52,651,000	Series D-1 Preferred Share	***
Shanghai Xiuying Enterprise Management Consulting Partnership (Limited Partnership)	56,547,200	Series D-1 Preferred Share	***
Eastern Bell International XIII Limited	49,906,500	Series D-1 Preferred Share	***
MC1 (Hong Kong) Limited	26,325,500	Series D-1 Preferred Share	***
Tencent Mobility Limited	394,882,600	Series D-1 Preferred Share	***
X Adventure Fund I L.P.	15,795,300	Series D-1 Preferred Share	***
YSC Investment II (BVI) Ltd.	73,054,100	Series D-1 Preferred Share	***

4

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

PART J:        LIST OF SERIES D-2 INVESTOR

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Skycus China Fund,L.P.	105,302,000	Series D-2 Preferred Share	***

PART K:      LIST OF SERIES E INVESTORS

Investors	Purchased Shares	Class of Preferred Shares	Deemed Issue Price
Alliance Force Limited	14,597,000	Series E Preferred Share	***
Cowin ZKH II Limited	14,597,000	Series E Preferred Share	***
C&D No.3 Holdings Limited	14,597,000	Series E Preferred Share	***
Global Logistic Properties Jianfa (Xiamen) Equity Investment Funds Partnership (L.P.)	72,985,200	Series E Preferred Share	***
Stable Investment Corporation	116,776,300	Series E Preferred Share	***
CSRF	129,803,400	Series E Preferred Share	***
Eastern Bell International XIII Limited	29,194,100	Series E Preferred Share	***
Internet Fund IV Pte. Ltd.	29,194,100	Series E Preferred Share	***
Skycus China Fund, L.P.	14,597,000	Series E Preferred Share	***
Cherry Tomatoes International Limited	13,137,300	Series E Preferred Share	***
Tencent Mobility Limited	74,940,700	Series E Preferred Share	***
X Adventure Fund I L.P.	16,056,700	Series E Preferred Share	***
YF Hephaestus (HK) Limited	204,358,500	Series E Preferred Share	***
YSC Investment III (BVI) Limited	58,388,200	Series E Preferred Share	***

5

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

PART L:       LIST OF CB INVESTORS

CB Investors	Principal Amount of the Convertible Loan
Canada Pension Plan Investment Board	US$150,000,000
Fidelity Investment Trust: Fidelity Emerging Markets Fund	US$21,461,870
Fidelity Investment Trust: Fidelity China Region Fund	US$1,771,978
Fidelity Advisor Series VIII: Fidelity Advisor Emerging Asia Fund	US$2,658,520
Fidelity Far East Fund	US$1,413,551
Fidelity Investment Trust: Fidelity Emerging Asia Fund	US$4,868,356
Fidelity Securities Fund: Fidelity Blue Chip Growth Fund	US$12,068,042
Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund	US$26,509
Fidelity Blue Chip Growth Commingled Pool	US$520,008
Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund	US$1,427,037
Fidelity Blue Chip Growth Institutional Trust	US$33,707
FIAM Target Date Blue Chip Growth Commingled Pool	US$924,697
Tencent Mobility Limited	US$19,660,000
Internet Fund IV Pte. Ltd.	US$5,000,000

6

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE II

DEFINITION

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE II

DEFINITION

“A-1 Listing Application”	Shall mean the submission of the Form A-1 Listing Application Form by the Company to apply for listing of its equity securities on the Main Board of Hong Kong Stock Exchange.
“Actual Controller” or “Founder”	Mr. CHEN Long
“as-converted”

shall mean that the calculation should be made assuming that all the issued and outstanding Preferred Shares have been converted into Ordinary Shares based on their respective then applicable conversion prices pursuant to the Restated M&A but not assuming exercise or conversion of any other outstanding option, warrants, or other convertible securities.

“Additional Number”	shall have the meaning ascribed to it in Section 4.2(ii).
“Affiliate”

shall include affiliated entities and affiliated persons.  Any entity shall be deemed to be an affiliated entity of a certain entity in any of the following circumstances: (i) any entity directly or indirectly Controls, is Controlled by, or is under common Control with such entity; or (ii) fifty percent (50%) or more of the registered capital, voting, equity or decision-making power of any entity is owned, directly or indirectly, by such entity (and vice versa); or (iii) such entity, by contract, directorship or otherwise, directs, influences or sets the direction of the decision-making, development, management and policies of the entity (and vice versa); or (iv) any entity with respect to which the affiliated person of such entity serve as a director, partner, shareholder, senior management; “affiliated person” means the close relative of a natural person, including parents, spouse, siblings and their spouses, and adult children and their spouses.

With respect to YF Capital, its Affiliates mean: (i) any of YF RMB Funds or YF USD Funds; (ii) any other fund or special purpose investment vehicle managed or sponsored by any YF Advisor; or (iii) any portfolio company Controlled by any of the foregoing. For the purpose of this definition, “YF RMB Fund” shall mean any of the following: (i)上海云锋创业投资中心（有限合伙）; (ii)上海云锋新创股权投资中心（有限合伙）; (iii)上海云锋新呈投资中心（有限合伙）; (iv)上海云锋麒泰投资中心（有限合伙）; and (v) 海南云锋基金中心（有限合伙）. “YF USD Fund” shall mean any of the following: (i) Yunfeng Fund, L.P., (ii) Yunfeng Fund II, L.P.; (iii) Yunfeng Fund III, L.P.; and (iv) Yunfeng Fund IV, L.P. “YF Advisor” means “Yunfeng Offshore Advisor” or “Yunfeng Onshore Advisor”. “YF Offshore Advisor” means Yunfeng Capital Limited. “YF Onshore Advisor” means 上海云锋投资管理有限公司 or 上海云锋新创投资管理有限公司, as the case may be. For the avoidance of doubt, YF Capital shall not be deemed an Affiliate of Alibaba Group Holding Limited or 蚂蚁科技集团股份有限公司.

With respect to CSRF, its “Affiliates” mean China Chengtong Holding Group Co., Ltd. ( 中国诚通控股集团有限公司), Chengtong Fund Management Co., Ltd.( 诚通基金管理有限公司), EverestLu Holding Limited, or subsidiaries wholly owned or controlled by any of them, and funds or special purpose investment entities managed or initiated by any of the foregoing entities individually or jointly; or portfolio companies which are controlled by any of the foregoing entities alone or under common control.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Agreement”	shall have the meaning ascribed to it in the preamble.
“Applicable Securities Laws”

shall mean, (i) with respect to any offering of securities in the United States, or any other act or omission within that jurisdiction, the securities laws of the United States, including the Exchange Act and the Securities Act, and any applicable Law of any state of the United States, and (ii) with respect to any offering of securities in any jurisdiction other than the United States, or any related act or omission in that jurisdiction, the applicable Laws of that jurisdiction.

“Auditor”	shall mean, any independent certified public accounting firm as approved by all Parties.
“Big Four”	shall mean, any of the following accounting firms: (a) Deloitte & Touche LLP, (b) Ernst & Young LLP, (c) KPMG LLP and (d) PricewaterhouseCoopers LLP, or any of their branch offices.
“Board” or “Board of Directors”	shall mean, the board of directors of the Company.
“Business Day” or “ Business Days”	shall mean, any day that is not a Saturday, Sunday, statutory holiday or other day on which commercial banks are required or authorized by law to be closed in the PRC, Hong Kong and Cayman Islands.

2

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“CB Investor”	shall mean each of the Persons listed in Part L of Schedule I hereto, collectively, the “CB Investors” and each a “CB Investor”.
“CIC”	shall mean Stable Investment Corporation (史泰宝投资有限责任公司).
“Commission”

shall mean, (i) with respect to any offering of securities in the United States, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the United States, the regulatory body of the jurisdiction with authority to supervise and regulate the offering or sale of securities in that jurisdiction.

“Company”	shall have the meaning ascribed to it in the preamble.
“Company’s Competitors”	shall mean any or all of the entities as set forth in Schedule III.
“Confidential Information”

shall mean the following: (i) information in connection with the trade secrets of any Party or any other information of a confidential nature, (ii) information in connection with the business, properties, financial conditions or other affairs of any Party, (iii) the terms and conditions of the Transaction Documents, all exhibits and schedules attached thereto, (iv) the existence of any of the foregoing, and (v) information relating to the negotiations therefor.

“Control” of a given Person

shall mean, the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Convertible Loan”	shall have the meaning ascribed to it in the preamble.
“Co-Sale Notice”	shall have the meaning ascribed to it in Section 4.5.
“CSRF”	shall mean EverestLu Holding Limited.
“Deed of Adherence”	shall have the meaning ascribed to it in Section 10.17(ii).
“Deemed Liquidation Event”	shall have the meaning ascribed to it in Section 4.6(ii)(a).
“Deemed Issue Date”

shall mean, collectively, the Deemed Series Seed Issue Date, the Deemed Series A Issue Date, the Deemed Series A+ Issue Date, the Deemed Series B Issue Date, the Deemed Series B+ Issue Date, the Deemed Series C Issue Date, the Deemed Series D Issue Date, the Deemed Series E Issue Date, and the Deemed Series F Issue Date.

3

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Deemed Issue Price”

shall mean, collectively, the Deemed Series Seed Issue Price, the Deemed Series A Issue Price, the Deemed Series A+ Issue Price, the Deemed Series B Issue Price, the Deemed Series B+ Issue Price, the Deemed Series C Issue Price, the Deemed Series D Issue Price, the Deemed Series E Issue Price, and the Deemed Series F Issue Price.

“Deemed Series Seed Issue Date”

shall mean with respect to each of the Series Seed Investors, the date on which such Series Seed Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated December 22, 2015.

“Deemed Series A Issue Date”

shall mean with respect to each of the Series A Investors, the date on which such Series A Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated April 8, 2016.

“Deemed Series A+ Issue Date”

shall mean with respect to each of the Series A+ Investors, the date on which such Series A+ Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated May 18, 2017.

“Deemed Series B Issue Date”

shall mean with respect to each of the Series B Investors, the date on which such Series B Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated August 14, 2017.

“Deemed Series B+ Issue Date”

shall mean with respect to each of the Series B+ Investors, the date on which such Series B+ Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated December 27,2017.

“Deemed Series C Issue Date”

shall mean with respect to each of the Series C-1 Investors, the date on which such Series C-1 Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated July 3, 2018; with respect to each of the Series C-2 Investors, the date on which such Series C-2 Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated August 6, 2018.

“Deemed Series D Issue Date”

shall mean with respect to each of the Series D Investors, the date on which such Series D Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated June 5, 2019.

“Deemed Series E Issue Date”

shall mean with respect to each of the Series E Investors, the date on which such Series E Investor or its Affiliate fully paid to the Domestic Company the consideration for capital increase under the Capital Increase Agreement dated October 27, 2020.

4

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Deemed Series F Issue Date”	shall mean with respect to each of the Series F Investors, the Closing Date (as defined in the CB Agreements) by and among the Company, the Actual Controller and such Series F Investors.
“Deemed Series Seed Issue Price”

shall mean RMB0.1800 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series Seed Preferred Shares).

“Deemed Series A Issue Price”

shall mean RMB0.3078 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series A Preferred Shares).

“Deemed Series A+ Issue Price”

shall mean RMB0.3420 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series A+ Preferred Shares).

“Deemed Series B Issue Price”

shall mean RMB0.3848 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series B Preferred Shares).

“Deemed Series B+ Issue Price”

shall mean RMB0.6733 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series B+ Preferred Shares).

“Deemed Series C Issue Price”

shall mean RMB0.9334 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series C Preferred Shares).

“Deemed Series D Issue Price”

shall mean US$0.1899 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series D Preferred Shares).

“Deemed Series E Issue Price”

shall mean (i) for any Series E Preferred Share held by CSRF, RMB2.3119 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series E Preferred Shares), and (ii) for any Series E Preferred Share held by any other holder, US$0.3425 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series E Preferred Shares).

“Deemed Series F Issue Price”

shall mean US$0.5659 per share (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series F Preferred Shares).

5

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Director”	shall mean, a director serving on the Board.
“Dispute”	shall have the meaning ascribed to it in Section 10.6.
“Domestic Company”	shall have the meaning ascribed to it in the preamble.
“Equity Securities”

shall mean, with respect to any Person that is a legal entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing, or any Contract providing for the acquisition of any of the foregoing.

“Eastern Bell”	shall mean collectively Shanghai Xiuying Enterprise Management Consulting Partnership (Limited Partnership) (上海琇营企业管理咨询合伙企业（有限合伙）) and Eastern Bell International XIII Limited.
“ESOP”	shall mean, the Company’s employee share option plans as duly adopted by the Company upon approval by the Board in accordance with this Agreement and the Restated M&A.
“ESOP Reserved Shares”	shall have the meaning ascribed to it in the CB Agreement.
“ESOP SPV 1”	shall mean ZKHer Wing Limited, an exempted limited liability company incorporated under the British Virgin Islands.
“ESOP SPV 2”	shall mean SKY E&S Limited, an exempted limited liability company incorporated under the British Virgin Islands.
“ESOP SPV 3”	shall mean Roger Yang Limited, an exempted limited liability company incorporated under the British Virgin Islands.
“ESOP SPV 4”	shall mean Young Bie Limited, an exempted limited liability company incorporated under the British Virgin Islands.
“ESOP SPV 5”	shall mean GSC ZKH Limited, an exempted limited liability company incorporated under the British Virgin Islands.
“ESOP SPVs”	shall mean collectively, ESOP SPV 1, ESOP SPV 2, ESOP SPV 3, ESOP SPV 4 and ESOP SPV 5.
“Exchange Act”	shall mean, the United States Securities Exchange Act of 1934, as amended.
“Exempt Registrations”	shall have the meaning ascribed to it in Section 3.4 of the Schedule VI.
“Exercising Shareholder”	shall have the meaning ascribed to it in Section 4.4(v).

6

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“First Participation Notice”	shall have the meaning ascribed to it in Section 4.2(i).
“Form F-3”	shall mean, Form F-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.
“Form S-3”	shall mean, Form S-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.
“Founder”	shall have the meaning ascribed to it in the preamble.
“Founder Holdco” or “Founder Holdcos”	shall have the meaning ascribed to it in the preamble.
“fully-diluted”	shall mean with respect to the capitalization of the Company, all warrants, options and convertible securities of the Company are taken into account and assumed to be exercised.
“Genesis Capital”	shall mean collectively YSC Investment II (BVI) Ltd., YSC Investment III (BVI) Limited, and Gongqingcheng Yuanxi Investment Management Partnership (Limited Partnership) (共青城元熙投资管理合伙企业（有限合伙）).
“GLP”	shall mean Global Logistic Properties Jianfa (Xiamen) Equity Investment Funds Partnership (L.P.)(普洛斯建发(厦门)股权投资基金合伙企业(有限合伙)).
“Governmental Authority” or “ Governmental Authorities”

shall mean, any government of any nation or any federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the PRC or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“Group Company”

shall mean each of the Existing Group Companies, together with each Subsidiary of any of the Existing Group Companies, and “Group Companies” refer to all of Group Companies collectively. For purpose of this Agreement, “Existing Group Company” shall mean each of the Company, the BVI Company, the HK Company, the WFOE, the Domestic Company, Shanghai GBB Industrial Tech Co., Ltd.(上海工邦邦工业技术有限公司), Shenzhen Kuntong Smart Warehousing Technology Co., Ltd. (深圳市坤同智能仓储科技有限公司), Shanghai Kunhe Supply Chain Management Co., Ltd. (上海坤合供应链管理有限公司), Andanda Industrial Technology (Shanghai) Co., Ltd. (安丹达工业技术（上海）有限公司), Shanghai Airley Industrial Co., Ltd. (上海航利实业有限公司) and Shanghai Kunjun Materials and Technology Co., Ltd. (上海坤骏材料科技有限公司), and “Existing Group Companies” refer to all of Existing Group Companies collectively.

7

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Group Restructuring”	Shall have the meaning ascribed to it in the CB Agreement.
“HK Company”	Shall have the meaning ascribed to it in the preamble.
“HKIAC”	shall have the meaning ascribed to it in Section 10.6(i).
“Holders”	shall mean, the holders of Registrable Securities who are parties to this Agreement from time to time, and their permitted transferees that become parties to this Agreement from time to time.
“Hong Kong”	shall mean, the Hong Kong Special Administrative Region of the People’s Republic of China.
“IFRS”

shall mean, International Financial Reporting Standards promulgated by the International Accounting Standards Board (IASB) (which includes standards and interpretations approved by the IASB and International Accounting Principles issued under previous constitutions), together with its pronouncements thereon from time to time.

“Initiating Holders”	shall mean, with respect to a request duly made under Section 2.1 or Section 2.2 of Schedule VI hereto to Register any Registrable Securities, the Holders initiating such request.
“Investors”

shall means collectively the Series Seed Investor, the Series A Investors, the Series A+ Investors, the Series B Investors, the Series B+ Investors, the Series C-1 Investors, the Series C-2 Investors, the Series D-1 Investors, the Series D-2 Investor, the Series E Investors and the Series F Investors, and “Investor” means each or any of the foregoing.

“Investor Directors” or “Investor Director”	shall have the meaning ascribed to it in Section 6.1.
“IPO”

shall mean, the first firm underwritten registered public offering by the Company of its Ordinary Shares pursuant to a Registration Statement that is filed with and declared effective by either the Commission under the Securities Act or another Governmental Authority for a public offering in a jurisdiction other than the United States.

“Key Employee”	shall mean any of the employees of the Group Companies listed in Schedule V.
“Law” or “Laws”

shall mean, any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

8

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“New Securities”	shall have the meaning ascribed to it in Section 4.1.5(iv)(1)(c).
“Observer” or “ Observers”	shall have the meaning ascribed to it in Section 6.1(ii).
“Offered Shares”	shall have the meaning ascribed to it in Section 4.4.
“Option Period”	shall have the meaning ascribed to it in Section 4.4(i).
“Ordinary Shareholder”	shall have the meaning ascribed to it in the preamble.
“Ordinary Shares”	shall mean the ordinary shares of the Company, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Ordinary Share Equivalents”

shall mean, any Equity Security which is by its terms convertible into or exchangeable or exercisable for Ordinary Shares or other share capital of the Company, including without limitation, the Preferred Shares.

“Oversubscription Participants”	shall have the meaning ascribed to it in Section 4.2(ii).
“Party” or “Parties”	shall have the meaning ascribed to it in the preamble.
“Person”	shall mean, any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity.
“Pre-A1 Submission”	shall mean any informal and confidential guidance from the Hong Kong Stock Exchange regarding specific issues prior to the formal submission of a A-1 Listing Application.
“PRC”	shall mean, the People’s Republic of China, but solely for the purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.
“Preemptive Right”	shall have the meaning ascribed to it in Section 4.2.
“Preferred Shareholder”	shall mean, a holder of any Preferred Shares.
“Preferred Shares”

shall mean, collectively, the Series Seed Preferred Shares, the Series A Preferred Shares, the Series A+ Preferred Shares, the Series B Preferred Shares, the Series B+ Preferred Shares, the Series C-1 Preferred Shares, the Series C-2 Preferred Shares, the Series D-1 Preferred Shares, the Series D-2 Preferred Shares, the Series E Preferred Shares, and the Series F Preferred Shares.

“Principal Business”	shall mean the offline sale and e-commerce business of the industrial product.

9

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Pro Rata Share”

for purposes of the Preemptive Rights, shall mean the ratio of (a) the number of Ordinary Shares on an as-converted basis held by such Investor, to (b) the total number of Ordinary Shares on an as-converted basis held by all Investors immediately prior to the issuance of New Securities giving rise to the Preemptive Rights.

“Qualified IPO”

shall mean a firm commitment underwritten registered initial public offering by the Company of its Ordinary Shares (or securities of the Company representing the Ordinary Shares) in the United States, Hong Kong or mainland China (excluding the National Equities Exchange and Quotations), or other jurisdiction which is recognized by the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors pursuant to a registration statement (or any analogous document, if applicable) that is filed with and declared effective in accordance with the securities laws of relevant jurisdiction, at a public offering price (prior to customary underwriters’ commissions and expenses) that values the Company at least 1.2 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price (applicable if the Qualified IPO is consummated prior to December 31, 2022) or at least 1.4 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price (applicable if the Qualified IPO is consummated from January 1, 2023 to December 31, 2023) or at least 2.0 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price (applicable if the Qualified IPO is consummated from January 1, 2024 to December 31, 2024) on a fully diluted basis immediately prior to the completion of such offering.

“Qualified Buyout Event”

shall mean any acquisition of the Company by, or the consolidation or merger of the Company with or into, another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of 100 percent (100%) of the outstanding shares of the Company; provided that such acquisition, consolidation or merger with the equity valuation of the Company of at least 1.2 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price (applicable if such acquisition, consolidation or merger is consummated prior to December 31, 2022) or at least 1.4 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price (applicable if such acquisition, consolidation or merger is consummated from January 1, 2023 to December 31, 2023) or at least 2.0 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price (applicable if such acquisition, consolidation or merger is consummated from January 1, 2024 to December 31, 2024) on a fully diluted basis immediately prior to the completion of such acquisition, consolidation or merger.

“Redemption Price”

shall mean, individually or collectively, Series Seed Redemption Price, Series A Redemption Price, Series BC Redemption Price, Series D Redemption Price, Series E Redemption Price and the Series F Redemption Price.

10

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Redemption Event”	shall mean any of the Series Seed Redemption Events, Series A Redemption Events, Series BC Redemption Events, Series D Redemption Events, Series E Redemption Events and the Series F Redemption Price.
“Registrable Securities”

shall mean, the Shares held by the Investors, excluding Shares sold by the Investors in a transaction other than an assignment pursuant to Section 10.8. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when such Registrable Securities have been disposed of pursuant to an effective Registration Statement.

“Registration”

shall mean, a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement; and the terms “Register” and “Registered” have meanings concomitant with the foregoing.

“Registration Statement”

shall mean, a registration statement prepared on Form F1, F-3, S-1, or S-3 under the Securities Act, or a prospectus or other similar document registered in a jurisdiction other than the United States.

“Related-party Transaction”	shall mean any transaction between any Party and any of its Affiliates.
“Restated M&A”

shall mean, the Second Amended and Restated Memorandum of Association of the Company and the Second Amended and Restated Articles of Association of the Company, as each may be amended and/or restated from time to time.

“Restricted Parties”	shall mean any or all of the entities as set forth in Schedule IV.
“Second Participation Period”	shall have the meaning ascribed to it in Section 4.2(ii).
“Securities Act”	shall mean, the United States Securities Act of 1933, as amended.
“Selling Shareholder”	shall have the meaning ascribed to it in Section 4.3(iv)(c).
“Series Seed Preferred Shares”	shall mean, the Series Seed Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series A Preferred Shares”	shall mean, the Series A Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series A+ Preferred Shares”	shall mean, the Series A+ Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.

11

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Series B Preferred Shares”	shall mean, the Series B Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series B+ Preferred Shares”	shall mean, the Series B+ Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series C-1 Preferred Shares”	shall mean, the Series C-1 Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series C-2 Preferred Shares”	shall mean, the Series C-2 Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series C Preferred Shares”	shall mean, collectively, Series C-1 Preferred Shares and Series C-2 Preferred Shares.
“Series D-1 Preferred Shares”	shall mean, the Series D-1 Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series D-2 Preferred Shares”	shall mean, the Series D-2 Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series D Preferred Shares”	shall mean, collectively, Series D-1 Preferred Shares, and Series D-2 Preferred Shares.
“Series E Preferred Shares”	shall mean, the Series E Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series F Preferred Shares”	shall mean, the Series F Preferred Shares, par value US$0.0000001 per share, with the rights and privileges as set forth in this Agreement and the Restated M&A.
“Series F Investor”	shall mean the holder of the Series F Preferred Shares of the Company.
“Series F Lead Investor” or “CPPIB”	shall mean Canada Pension Plan Investment Board or any of its designed Affiliate(s).
“Shareholder”	shall mean, a holder of any Shares.

12

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Shareholders Level Approval”

shall mean the affirmative votes by at least 2/3 of the following entities: (i) Tiger Fund, (ii) Eastern Bell, (iii) Genesis Capital, (iv) Tencent, (v) YF Capital and (vi) the holders of a majority of Series F Preferred Shares from time to time.  If any of the person set out in (i) to (vi) above ceases to hold any shares issued by the Company, it shall be removed from this list.

“Shares”	shall mean, the Ordinary Shares and the Preferred Shares.
“Shell”	shall mean Shell Ventures Company Limited (壳牌资本有限公司).
“Skycus”	shall mean Skycus China Fund, L.P.
“Subsidiary” or “ Subsidiaries”	shall mean, with respect to any given Person, any other Person that is Controlled directly or indirectly by such given Person.
“Subsidiary Board”	shall have the meaning ascribed to it in Section 6.1(iii).
“Target IPO Period”	shall have the meaning ascribed to it in Section 3.1(i).
“Tax Indemnification Amount”	shall have the meaning ascribed to it in Section 10.22.
“Tembusu”	shall mean Tembusu ZKH Holdings Limited
“Tencent”	shall mean Tencent Mobility Limited.
“Tiger Fund”	shall mean Internet Fund IV Pte. Ltd. and its successor and/or designees.
“Trade Sale”

shall mean, any of the following events: (i) any consolidation, reorganization, amalgamation or merger of any Group Company, with or into any Person, or any other corporate reorganization or scheme of arrangement, including a sale or acquisition of the Equity Securities of any Group Company, in which the shareholders of such Group Company immediately before such transaction own less than fifty percent (50%) of the equity ownership or voting power of the surviving company immediately after such transaction; (ii) change of Control of any Group Company; (iii) a sale, lease, transfer or other disposition of by any Group Company of all or substantially all of the assets and/or business of such Group Company to any Person; and (iv) a sale, transfer, exclusive license or other disposition of by any Group Company of all or substantially all of the intellectual properties of such Group Company to any Person.

“Transaction Documents”	shall have the meaning ascribed to it in the CB Agreement.
“Transfer Notice”	shall have the meaning ascribed to it in Section 4.4.
“Transferor”	shall have the meaning ascribed to it in Section 4.4.
“US” or “United States”	shall mean, the United States of America.

13

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“U.S. GAAP”	shall mean the generally accepted accounting principles of the United States of America.
“Violation”	shall have the meaning ascribed to it in Section 5.1(i) of the Schedule VI.
“Warrantors”	shall mean, collectively, the Group Companies, the Founder and the Founder Holdcos.
“WFOE”	shall have the meaning ascribed to it in the preamble.
“YF Capital”	shall mean YF Hephaestus (HK) Limited.

14

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE III

List of Company’s Competitors

***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE IV

List of RESTRICTED Competitors

***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE V

List of KEY EMPLOYEES

***

v

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE VI

REGISTRATION RIGHTS

1.	Definition. All the capitalized terms used but not defined in this Schedule shall have the meanings as set forth in the Agreement.

2.	Demand Registration.

2.1	Registration Other Than on Form F-3 or Form S-3. Subject to the terms of this Agreement, at any time or from time to time after the date whichever is earlier: i) six (6) months after the closing of the IPO; or ii) December 31, 2024, Holders holding twenty percent (20%) or more of the voting power of the then outstanding Registrable Securities held by all Holders may request in writing that the Company effect a Registration of Registrable Securities. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all other Holders and (y) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Initiating Holders may request. The Company shall be obligated to consummate no more than three (3) Registrations pursuant to this Section 2.1 that have been declared and ordered effective; provided that if the Registrable Securities sought to be included in the Registration pursuant to this Section 2.1 are not fully included in the Registration for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1.

2.2	Registration on Form F-3 or Form S-3. The Company shall use its best efforts to qualify for registration on Form F-3 or Form S-3. Subject to the terms of this Agreement, if the Company qualifies for registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), Holders holding twenty percent (20%) or more of the voting power of the then outstanding Registrable Securities held by all Holders may request the Company to file, in any jurisdiction in which the Company has had a registered underwritten public offering, a Registration Statement on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), including without limitation any registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or a delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission. Upon receipt of such a request, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its reasonable best efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdiction. The Company shall be obligated to consummate no more than three (3) Registrations that have been declared and ordered effective within any twelve (12)-month period pursuant to this Section 2.2; provided that if the Registrable Securities sought to be included in the Registration pursuant to this Section 2.2 are not fully included in such Registration for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.2.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

2.3	Right of Deferral.

2.3.1	The Company shall not be obligated to Register or qualify Registrable Securities pursuant to this Section 2:

(i)	if, within ten (10) days of the receipt of any request of the Holders to Register any Registrable Securities under Section 2.1 or Section 2.2, the Company gives notice to the Initiating Holders of its bona fide intention to effect the filing for its own account of a Registration Statement of Ordinary Shares within sixty (60) days of receipt of that request; provided, that the Company is actively employing in good faith its reasonable best efforts to cause that Registration Statement to become effective within sixty (60) days of receipt of that request; provided, further, that the Holders are entitled to join such Registration in accordance with Section 3 (other than an Exempt Registration);

(ii)	during the period starting with the date of filing by the Company of, and ending six (6) months following the effective date of any Registration Statement pertaining to Ordinary Shares of the Company other than an Exempt Registration; provided, that the Holders are entitled to join such Registration in accordance with Section 3;

(iii)	in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration or qualification, unless the Company is already subject to service of process in such jurisdiction; or

(iv)	with respect to the registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), if Form F 3 is not available for such offering by the Holders, or if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,000,000.00.

2

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

2.3.2	If, after receiving a request from Holders pursuant to Section 2.1 or Section 2.2 hereof, the Company furnishes to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company or its members for a Registration Statement to be filed in the near future, then the Company shall have the right to defer such filing for a period during which such filing would be materially detrimental, provided, that the Company may not utilize this right for more than ninety (90) days on any one occasion or more than once during any twelve (12) month period; provided, further, that the Company may not Register any other its Securities during such period (except for Exempt Registrations).

2.4	Underwritten Offerings. If, in connection with a request to Register Registrable Securities under Section 2.1 or Section 2.2, the Initiating Holders seek to distribute such Registrable Securities in an underwritten offering, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in Section 2.1 and Section 2.2. In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected for such underwritten offering by the Company and reasonably acceptable to the holders of at least a majority of the voting power of all Registrable Securities proposed to be included in such Registration. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including without limitation the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten in a Registration pursuant to Section 2.1 or Section 2.2, the underwriters may exclude up to seventy percent (70%) of the Registrable Securities requested to be Registered but only after first excluding all other Equity Securities from the Registration and underwritten offering and so long as the number of shares to be included in the Registration on behalf of the non-excluded Holders is allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included; provided that any Initiating Holder shall have the right to withdraw its request for Registration from the underwriting by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement, and such withdrawal request for Registration shall not be deemed to constitute one of the Registration rights granted pursuant to Section 2.1 or Section 2.2, as applicable. If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from the Registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

3

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

3.	Piggyback Registrations.

3.1	Registration of the Company’s Securities. Subject to the terms of this Agreement, if the Company proposes to Register for its own account any of its Equity Securities, or for the account of any holder (other than a Holder) of Equity Securities any of such holder’s Equity Securities, in connection with the public offering of such securities (except for Exempt Registrations), the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within fifteen (15) days after delivery of such notice, the Company shall use its reasonable best efforts to include in such Registration any Registrable Securities thereby requested to be Registered by such Holder. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, all upon the terms and conditions set forth herein.

3.2	Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 3.1 prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 4.3.

3.3	Underwriting Requirements.

(i)	In connection with any offering involving an underwriting of the Company’s Equity Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 3 unless such Holder’s Registrable Securities are included in the underwritten offering and such Holder enters into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected by the Company and setting forth such terms for the underwritten offering as have been agreed upon between the Company and the underwriters. In the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten, the underwriters may exclude all of the Registrable Securities requested to be Registered in the IPO and up to seventy percent (70%) of the Registrable Securities requested to be Registered in any other public offering, but in any case only after first excluding all other Equity Securities (except for securities sold for the account of the Company) from the Registration and underwriting and so long as the Registrable Securities to be included in such Registration on behalf of any non-excluded Holders are allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

4

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwritten offering shall be withdrawn from the Registration.

3.4	Exempt Registrations. The Company shall have no obligation to Register any Registrable Securities under this Section 3 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company share plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the Laws of another jurisdiction, as applicable), or (iii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and does not permit secondary sales (collectively, “Exempt Registrations”).

4.	Registration Procedures.

4.1	Registration Procedures and Obligations. Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holders, the Company shall, as expeditiously as reasonably possible:

(i)	Prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its reasonable best efforts to cause that Registration Statement to become effective, and, upon the request of the Holders holding at least a majority of the voting power of the Registrable Securities Registered thereunder, keep the Registration Statement effective until the distribution thereunder has been completed;

(ii)	Prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of Applicable Securities Laws with respect to the disposition of all securities covered by the Registration Statement;

(iii)	Furnish to the Holders the number of copies of a prospectus, including a preliminary prospectus, required by Applicable Securities Laws, and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

5

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iv)	Use its reasonable best efforts to Register and qualify the securities covered by the Registration Statement under the securities Laws of any jurisdiction, as reasonably requested by the Holders, provided, that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdictions;

(v)	In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the managing underwriter(s) of the offering;

(vi)	Promptly notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Laws of (a) the issuance of any stop order by the Commission, or (b) the happening of any event or the existence of any condition as a result of which any prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

(vii)	Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (A) an opinion, dated the date of the sale, of the counsel representing the Company for the purposes of the Registration, in form and substance as is customarily given to underwriters in an underwritten public offering; and (B) comfort letters dated as of (x) the effective date of the registration statement covering such Registrable Securities, and (y) the date of the sale as contemplated in Rule 159 under the Securities Act, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(viii)	Otherwise comply with all applicable rules and regulations of the Commission to the extent applicable to the applicable registration statement and use its reasonable best efforts to make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Act, no later than forty-five (45) days after the end of a twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of such registration statement, which statement shall cover such twelve (12) month period, subject to any proper and necessary extensions;

6

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ix)	Not, without the written consent of the holders of at least a majority of voting power of the then outstanding Registrable Securities, make any offer relating to the Securities that would constitute a “free writing prospectus”, as defined in Rule 405 promulgated under the Act;

(x)	Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a number assigned by the Committee on Uniform Securities Identification Procedures for all those Registrable Securities, in each case not later than the effective date of the Registration; and

(xi)	Take all reasonable action necessary to list the Registrable Securities on the primary exchange on which the Company’s securities are then traded or, in connection with IPO, the primary exchange on which the Company’s securities will be traded.

4.2	Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the Registration of such Holder’s Registrable Securities.

4.3	Expenses of Registration. All expenses, other than the underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement (which shall be borne by the Holders requesting Registration on a pro rata basis in proportion to their respective numbers of Registrable Securities sold in such Registration), incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all Registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursement of one counsel for all selling Holders, shall be borne by the Company. The Company shall not, however, be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2.1 or Section 2.2 of this Agreement if the Registration request is subsequently withdrawn at the request of the Holders holding at least a majority of the voting power of the Registrable Securities requested to be Registered by all Holder in such Registration (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be thereby Registered in the withdrawn Registration) unless the Holders of at least a majority of the voting power of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.1 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (1) such demand registration); provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and the Company shall pay any and all such expenses.

7

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

5.	Registration-Related Indemnification.

5.1	Company Indemnity.

(i)	To the maximum extent permitted by Law, the Company will indemnify and hold harmless each Holder, such Holder’s partners, officers, directors, shareholders, members, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under Laws which are applicable to the Company and relate to action or inaction required of the Company in connection with any Registration, qualification, or compliance, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (b) the omission or alleged omission to state in the Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws. The Company will reimburse, as incurred, each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

(ii)	The indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises solely out of or is solely based upon a Violation that occurs in reliance upon and in conformity with written information furnished for use in connection with such Registration by any such Holder, such Holder’s partners, officers, directors, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter.

8

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

5.2	Holder Indemnity.

(i)	To the maximum extent permitted by Law, each selling Holder that has included Registrable Securities in a Registration will, severally and not jointly, indemnify and hold harmless the Company, its directors and officers, any other Holder selling securities in connection with such Registration and each Person, if any, who controls (within the meaning of the Securities Act) the Company, such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely in reliance upon and in conformity with written information furnished by such Holder for use in connection with such Registration; and each such Holder will reimburse, as incurred, any Person intended to be indemnified pursuant to this Section 5.2, for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action. No Holder’s liability under this Section 5.2 (when combined with any amounts paid by such Holder pursuant to Section 5.4) shall exceed the net proceeds received by such Holder from the offering of securities made in connection with that Registration.

(ii)	The indemnity contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

5.3	Notice of Indemnification Claim. Promptly after receipt by an indemnified party under Section 5.1 or Section 5.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 5.1 or Section 5.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties. An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 5, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

9

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

5.4	Contribution. If any indemnification provided for in Section 5.1 or Section 5.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount (after combined with any amounts paid by such Holder pursuant to Section 5.2) in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

5.5	Underwriting Agreement. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

5.6	Survival. The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

10

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

6.	Additional Registration-Related Undertakings.

6.1	Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of any Applicable Securities Laws that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form F-3 or Form S-3 (or any comparable form in a jurisdiction other than the United States), the Company agrees to:

(i)	make and keep public information available, as those terms are understood and defined in Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times following 90 days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(ii)	file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws; and

(iii)	at any time following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public by the Company, promptly furnish to any Holder holding Registrable Securities, upon request (a) a written statement by the Company that it has complied with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as filed by the Company with the Commission, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s Securities are listed).

6.2	Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the written consent of holders of at least a majority of the voting power of the then outstanding Registrable Securities held by all Holders (calculated on an as-converted to Ordinary Share basis), enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder (i) to include such Equity Securities in any Registration filed under Section 2 or Section 3, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such Registration only to the extent that the inclusion of such Equity Securities will not reduce the amount of the Registrable Securities of the Holders that are included, (ii) to demand Registration of their Equity Securities, or (iii) cause the Company to include such Equity Securities in any Registration filed under Section 2 or Section 3 hereof on a basis pari passu with or more favorable to such holder or prospective holder than is provided to the Holders of Registrable Securities.

11

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

6.3	“Market Stand-Off” Agreement. Each holder of Registrable Securities agrees, if so required by the managing underwriter(s), that it will not during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days from the date of such final prospectus) (i) lend, offer, pledge, hypothecate, hedge, sell, make any short sale of, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Equity Securities of the Company (other than those included in such offering), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Equity Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Securities of the Company or such other securities, in cash or otherwise; provided, that (a) the forgoing provisions of this Section shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall not be applicable to any Holder unless all directors, officers and all other holders of at least one percent (1%) of the outstanding share capital of the Company (calculated on an as-converted to Ordinary Share basis) must be bound by restrictions at least as restrictive as those applicable to any such Holder pursuant to this Section, (y) this Section shall not apply to a Holder to the extent that any other Person subject to substantially similar restrictions is released in whole or in part, and (z) the lockup agreements shall permit a Holder to transfer their Registrable Securities to their respective Affiliates so long as the transferees enter into the same lockup agreement. Each of the Holders agrees to execute and deliver to the underwriters a lock-up agreement containing substantially similar terms and conditions as those contained herein.

6.4	Termination of Registration Rights. The registration rights set forth in Section 10.1 of this Agreement shall terminate on the earlier of (i) the date that is five (5) years from the date of closing of IPO, (ii) with respect to any Holder, the date on which such Holder may sell all of such Holder’s Registrable Securities under Rule 144 of the Securities Act in any ninety (90)-day period.

6.5	Exercise of Ordinary Share Equivalents. Notwithstanding anything to the contrary provided in this Agreement, the Company shall have no obligation to Register Registrable Securities which, if constituting Ordinary Share Equivalents, have not been exercised, converted or exchanged, as applicable, for Ordinary Shares as of the effective date of the applicable Registration Statement, but the Company shall cooperate and facilitate any such exercise, conversion or exchange as requested by the applicable Holder.

12

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE VII

NOTICES

***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

FORM OF DEED OF ADHERENCE

***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT B

FORM OF PFIC ANNUAL INFORMATION STATEMENT

***

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit C: THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATIONS

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit C

THE COMPANIES ACT (AS AMENDED)

OF THE CAYMAN ISLANDS

EXEMPTED COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

ZKH Group Limited

(Adopted by Special Resolution on [*], 2022 and became effective on [*], 2022)

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

THE COMPANIES ACT (AS AMENDED) OF THE CAYMAN ISLANDS

EXEMPTED COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

ZKH Group Limited

(Adopted by Special Resolution on [*], 2022 and became effective on [*], 2022)

1.            The name of the Company is ZKH Group Limited.

2.            The Registered Office of the Company will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or such other place in the Cayman Islands as the Directors may, from time to time decide, being the registered office of the Company.

3.            Subject to the following provisions of this Memorandum, the objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act or as revised, or any other law of the Cayman Islands.

4.            The liability of each Member of the Company is limited to the amount from time to time unpaid on such Member’s shares.

5.            Shares in the Company shall be issued in the currency of the United States of America.

6.            The share capital of the Company is US$50,000 divided into 500,000,000,000 Shares of a nominal or par value of US$0.0000001 each, consisting of: (i) 495,803,818,087 Ordinary Shares of par value of US$0.0000001 each, (ii) 57,541,800 Series Seed Preferred Shares of a nominal or par value of US$0.0000001 each, (iii) 58,480,000 Series A Preferred Shares of a nominal or par value of US$0.0000001 each, (iv) 84,480,000 Series A+ Preferred Shares of a nominal or par value of US$0.0000001 each, (v) 734,209,000 Series B Preferred Shares of a nominal or par value of US$0.0000001 each, (vi) 277,730,000 Series B+ Preferred Shares of a nominal or par value of US$0.0000001 each, (vii) 604,820,600 Series C-1 Preferred Shares of a nominal or par value of US$0.0000001 each, (viii) 372,859,000 Series C-2 Preferred Shares of a nominal or par value of US$0.0000001 each, (ix) 705,523,600 Series D-1 Preferred Shares of a nominal or par value of US$0.0000001 each, (x) 105,302,000 Series D-2 Preferred Shares of a nominal or par value of US$0.0000001 each, (xi) 803,222,500 Series E Preferred Shares of a nominal or par value of US$0.0000001 each, and (xii) 392,013,413 Series F Preferred Shares of a nominal or par value of US$0.0000001 each, with power for the Company insofar as is permitted by law, to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies Act (As Revised) of the Cayman Islands and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be preference or otherwise shall be subject to the powers hereinbefore contained.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

7.            If the Company is registered as exempted, its operations will be carried on subject to the provisions of Section 193 of the Companies Act and, subject to the provisions of the Companies Act and these Articles, it shall have the power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

8.            Shares of the Company may be issued as registered shares only. The Company shall not issue shares in bearer form.

9.            Capitalized terms that are not defined in this Memorandum of Association bear the same meanings as those given in these Articles of Association of the Company.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

INTERPRETATION	1
PRELIMINARY	5
SHARES	6
MODIFICATION OF RIGHTS	8
CERTIFICATES	8
FRACTIONAL SHARES	9
LIEN	9
CALLS ON SHARES	9
FORFEITURE OF SHARES	10
TRANSFER OF SHARES	11
TRANSMISSION OF SHARES	11
ALTERATION OF SHARE CAPITAL	12
REDEMPTION, PURCHASE AND SURRENDER OF SHARES	12
TREASURY SHARES	13
GENERAL MEETINGS	13
NOTICE OF GENERAL MEETINGS	14
PROCEEDINGS AT GENERAL MEETINGS	14
VOTES OF SHAREHOLDERS	16
CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS	17
DEPOSITARY AND CLEARING HOUSES	17
DIRECTORS	17
ALTERNATE DIRECTOR OR PROXY	18
POWERS AND DUTIES OF DIRECTORS	19
BORROWING POWERS OF DIRECTORS	20
THE SEAL	20
DISQUALIFICATION OF DIRECTORS	21
PROCEEDINGS OF DIRECTORS	21
PRESUMPTION OF ASSENT	23
DIVIDENDS	23
ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION	24
CAPITALIZATION OF RESERVES	25
SHARE PREMIUM ACCOUNT	26
NOTICES	26
INFORMATION	27
INDEMNITY	28
FINANCIAL YEAR	28
NON-RECOGNITION OF TRUSTS	28
WINDING UP	29
AMENDMENT OF ARTICLES OF ASSOCIATION	29
CLOSING OF REGISTER OR FIXING RECORD DATE	29
REGISTRATION BY WAY OF CONTINUATION	30
DISCLOSURE	30
SCHEDULE A	31

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

THE COMPANIES ACT (AS AMENDED)

OF THE CAYMAN ISLANDS

EXEMPTED COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

ZKH Group Limited

(Adopted by Special Resolution on [*], 2022 and became effective on [*], 2022)

INTERPRETATION

1.            In these Articles (including Schedule A attached thereto) and the Memorandum, the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context. Capitalized terms used but not otherwise defined in these Articles (including Schedule A attached thereto) shall have the meanings given to them in the Shareholders Agreement (as defined below):

“Affiliate”	means include affiliated entities and affiliated persons. Any entity shall be deemed to be an affiliated entity of a certain entity in any of the following circumstances: (i) any entity directly or indirectly controls, is controlled by, or is under common control with such entity; or (ii) fifty percent (50%) or more of the registered capital, voting, equity or decision-making power of any entity is owned, directly or indirectly, by such entity (and vice versa); or (iii) such entity, by contract, directorship or otherwise, directs, influences or sets the direction of the decision-making, development, management and policies of the entity (and vice versa); or (iv) any entity with respect to which such entity’s Affiliates serve as a director, partner, shareholder, senior management; “affiliated person” means the close relative of a natural person, including parents, spouse, siblings and their spouses, and adult children and their spouses; with respect to YF Capital, its Affiliates mean: (i) any of YF RMB Funds or YF USD Funds; (ii) any other fund or special purpose investment vehicle managed or sponsored by any YF Advisor; or (iii) any portfolio company Controlled by any of the foregoing. For the purpose of this definition, “YF RMB Fund” shall mean any of the following: (i)上海云锋创业投资中心（有限合伙）; (ii)上海云锋新创股权投资中心（有限合伙）; (iii)上海云锋新呈投资中心（有限合伙）; (iv)上海云锋麒泰投资中心（有限合伙）; and (v) 海南云锋基金中心（有限合伙）. “YF USD Fund” shall mean any of the following: (i) Yunfeng Fund, L.P., (ii) Yunfeng Fund II, L.P.; (iii) Yunfeng Fund III, L.P.; and (iv) Yunfeng Fund IV, L.P. “YF Advisor” means “Yunfeng Offshore Advisor” or “Yunfeng Onshore Advisor”. “YF Offshore Advisor” means Yunfeng Capital Limited. “YF Onshore Advisor” means 上海云锋投资管理有限公司 or 上海云锋新创投资管理有限公司, as the case may be. For the avoidance of doubt, YF Capital shall not be deemed an Affiliate of Alibaba Group Holding Limited or 蚂蚁科技集团股份有限公司; with respect to CSRF, its “Affiliates” mean China Chengtong Holding Group Co., Ltd.( 中国诚通控股集团有限公司), Chengtong Fund Management Co., Ltd.( 诚通基金管理有限公司), or subsidiaries wholly owned or controlled by any of them, and funds or special purpose investment entities managed or initiated by any of the foregoing entities individually or jointly; or portfolio companies which are controlled by any of the foregoing entities alone or under common control.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Articles”	means these articles of association of the Company, as amended or substituted from time to time;

“Board” and “Board of Directors” and “Directors”	means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof;

“Chairman”	means the chairman of the Board of Directors;

“Class” or “Classes”	means any class or classes of Shares as may from time to time be issued by the Company;

“Company”	means ZKH Group Limited, a Cayman Islands exempted company;

“Companies Act”	means the Companies Act (As Amended) of the Cayman Islands and any statutory amendment or re-enactment thereof;

“electronic”	means the meaning given to it in the Electronic Transactions Act and any amendment thereto or re-enactments thereof for the time being in force and includes every other law incorporated therewith or substituted therefor;

“electronic communication”	means electronic posting to the Company’s website, transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by the Board;

“Electronic Transactions Act”	means the Electronic Transactions Act (2003 Revision) of the Cayman Islands and any statutory amendment or re-enactment thereof;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Law”	means the Companies Act and every other law and regulation of the Cayman Islands for the time being in force concerning companies and affecting the Company;

“Memorandum”	means the memorandum of association of the Company, as amended or substituted from time to time;

“month”	means calendar month;

“Ordinary Resolution”	means a resolution:

(a) passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company; or

(b) approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed;

“Ordinary Shares”	means an ordinary share of a nominal or par value of US$0.0000001 each in the capital of the Company;

“paid up”	means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up;

“Person”	means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

“Preferred Shares”	means a preferred share of a nominal or par value of US$0.0000001 each in the capital of the Company;

“Register” or “Register of Members”	means the register of Members of the Company maintained in accordance with the Companies Act;

“Registered Office”	means the registered office of the Company as required by the Companies Act;

“Schedule A”	means the Schedule A attached to the Articles;

“Seal”	means the common seal of the Company (if adopted) including any facsimile thereof;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“Secretary”	means any Person appointed by the Directors to perform any of the duties of the secretary of the Company;

“Share”	means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share;

“Shareholder” or “Member”	means a Person who is registered as the holder of Shares in the Register;

“Shareholders Agreement”	means the Shareholders Agreement dated [ ], 2022 by and among the Company, the Founder, the holder of the Ordinary Shares and Preferred Shares and certain other parties named therein.

“Share Premium Account”	means the share premium account established in accordance with these Articles and the Companies Act;

“signed”	means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a person with the intent to sign the electronic communication;

“Special Resolution”	means a special resolution of the Company passed in accordance with the Law, being a resolution:

(a) passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given, and in computing a majority where a poll is taken, regard shall be had to the number of votes to which each Shareholder is entitled; or

(b) approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Companies Act; and

“year”	means calendar year.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

2.            In these Articles, save where the context requires otherwise:

(a)            words importing the singular number shall include the plural number and vice versa;

(b)            words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)            the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)            reference to a dollar or dollars (or US$) and to a cent or cents is reference to dollars and cents of the United States of America;

(e)            reference to a statutory enactment shall include reference to any amendment or reenactment thereof for the time being in force;

(f)            reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case;

(g)            reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another;

(h)            any requirements as to delivery under the Articles include delivery in the form of an electronic record (as defined in the Electronic Transactions Act) or an electronic communication;

(i)            any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act; and

(j)            Sections 8 and 19 of the Electronic Transactions Act shall not apply.

3.            Subject to the last two preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.            To the extent applicable, these Articles shall be subject in all respects to Schedule A.

5.            The business of the Company may be conducted as the Directors see fit.

6.            The Registered Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

7.            The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortized over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

8.            The Directors shall keep, or cause to be kept, the Register at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register shall be kept at the Registered Office.

SHARES

9.            Subject to these Articles (including Schedule A), all Shares for the time being unissued shall be under the control of the Directors who may:

(a)            issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)            grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. For the avoidance of double, the Directors may in their absolute discretion and without approval of the existing Members, issue shares, grant rights over existing shares or issue other securities in one or more series as they deem necessary and appropriate and determine designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the shares held by existing Members, at such times and on such other terms as they think proper.

10.            Subject to Schedule A to these Articles, the Directors may authorize the division of Shares into any number of Classes and the different Classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or by a Special Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. With respect to any series of preference shares, the Directors may determine the terms and rights of that series, including:

(a)            the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)            whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)            the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of preferred shares;

(d)            whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)            the amount or amounts payable upon preferred shares of such series upon, and the rights of the holders of such series in, a voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

(f)            whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)            whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)            the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i)            the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)            any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

11.            The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

12.            The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

MODIFICATION OF RIGHTS

13.            Subject to Schedule A, whenever the capital of the Company is divided into different Classes the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied with the consent in writing of the holders of a majority of the issued Shares of that Class or with the sanction of a Special Resolution passed at a separate meeting of the holders of the Shares of that Class. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes.

14.            The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company. The rights of the holders of Shares shall not be deemed to be materially adversely varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

CERTIFICATES

15.            Every Person whose name is entered as a Member in the Register may, in the discretion of the Directors, receive without payment a certificate within two months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide) in the form determined by the Directors. All certificates shall specify the Share or Shares held by that Person and the amount paid up thereon, provided that in respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the Member entitled thereto at the Member’s registered address as appearing in the Register.

16.            Every share certificate of the Company shall bear legends required under the applicable laws.

17.            Any two or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of US$1.00 or such smaller sum as the Directors shall determine.

18.            If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

19.            In the event that Shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

20.            The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

21.            [Intentionally Omitted]

22.            [Intentionally Omitted]

23.            [Intentionally Omitted]

24.            [Intentionally Omitted]

CALLS ON SHARES

25.            Subject to the terms of the allotment, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

26.            The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

27.            If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

28.            The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

29.            The Directors may make arrangements with respect to the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

30.            The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

31.            Subject to Schedule A, if a Shareholder fails to pay any call or installment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

32.            The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

33.            If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

34.            A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

35.            A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

36.            A certificate in writing under the hand of a Director of the Company that a Share has been duly forfeited on a date stated in the certificate, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

37.            The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favor of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

38.            The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

TRANSFER OF SHARES

39.            Subject to Schedule A, the instrument of transfer of any Share shall be in writing and in any usual or common form or such other form as the Directors may, in their absolute discretion, approve and be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

40.          (a)             The Directors may in their absolute discretion decline to register any transfer of Shares which is not fully paid up or on which the Company has a lien.

(b)            The Directors may also decline to register any transfer of any Share unless:

i.            the instrument of transfer is lodged with the Company, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

ii.            the instrument of transfer is in respect of only one Class of Shares;

iii.            the instrument of transfer is properly stamped, if required;

iv.            in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four; or

v.            the Shares transferred are free of any lien in favor of the Company.

41.            The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the applicable laws, be suspended and the Register closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register of Members closed for more than 30 days in any year.

42.            All instruments of transfer that are registered shall be retained by the Company. If the Directors refuse to register a transfer of any Shares, they shall within three months after the date on which the transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

TRANSMISSION OF SHARES

43.            The legal personal representative of a deceased sole holder of a Share shall be the only Person recognized by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognized by the Company as having any title to the Share.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

44.            Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

45.            A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided however, that the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share, and if the notice is not complied with within ninety days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

ALTERATION OF SHARE CAPITAL

46.            Subject to Schedule A, the Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

47.            Subject to Schedule A, the Company may by Ordinary Resolution:

(a)            consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)            convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)            subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)            cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

48.            Subject to Schedule A, the Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by law.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

49.            Subject to the provisions of the Companies Act and these Articles (including Schedule A), the Company may:

(a)            issue Shares that are to be redeemed or are liable to be redeemed at the option of the Shareholder or the Company. The redemption of Shares shall be effected in such manner and upon such terms as may be determined, before the issue of such Shares, by either the Board or by the Members by Special Resolution;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)            purchase its own Shares (including any redeemable Shares) in such manner and upon such terms as have been approved by the Board or by the Members by Ordinary Resolution, or are otherwise authorized by these Articles; and

(c)            make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act, including out of capital.

50.            The purchase of any Share shall not oblige the Company to purchase any other Share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

51.            The holder of the Shares being purchased shall be bound to deliver up to the Company the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

52.            The Directors may accept the surrender for no consideration of any fully paid Share.

TREASURY SHARES

53.            Subject to Schedule A, the Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

54.            The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

GENERAL MEETINGS

55.            All general meetings other than annual general meetings shall be called extraordinary general meetings.

56.           (a)            The Company may in each year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.

(b)            At these meetings the report of the Directors (if any) shall be presented.

57.           (a)            The Directors (acting by a resolution of the Board) or the Chairman may call general meetings. In addition, the Directors shall, on a Shareholders’ requisition, forthwith proceed to convene an extraordinary general meeting of the Company.

(b)            A Shareholders’ requisition is a requisition of one or more Members holding, at the date of deposit of the requisition, Shares which represent, in aggregate, not less than one-third of the votes attaching to all issued and outstanding Shares which, as at that date of the deposit, carry the right to vote at general meetings of the Company.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)            The requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

(d)            If the Directors do not within 21 days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further 21 days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three months after the expiration of the said 21 days.

(e)            A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

NOTICE OF GENERAL MEETINGS

58.            At least 7 days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)            in the case of an annual general meeting by all the Shareholders (or their proxies) entitled to attend and vote thereat; and

(b)            in the case of an extraordinary general meeting by a majority in number of the Shareholders (or their proxies) having a right to attend and vote at the meeting, being a majority together holding not less than ninety-five per cent in par value of the Shares giving that right.

59.            The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

60.            No business except for the appointment of a chairman for the meeting shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. One or more Members holding shares which represent, in aggregate, not less than one-third of the votes attaching to all issued and outstanding Shares and entitled to vote, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, shall be a quorum for all purposes.

61.            If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall be dissolved.

62.            If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

63.            The chairman, if any, of the Directors shall preside as chairman at every general meeting of the Company.

64.            If there is no such chairman, or if at any general meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman of that meeting, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairman of that meeting.

65.            The chairman may with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

66.            The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason, upon notice in writing to Shareholders. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

67.            At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or any Shareholder holding at least ten percent of the Shares given a right to vote at the meeting, present in person or by proxy, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of, or against, that resolution.

68.            If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

69.            In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

70.            A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

VOTES OF SHAREHOLDERS

71.            Subject to any rights and restrictions for the time being attached to any Share, on a show of hands every Shareholder present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, each have one vote, and on a poll every Shareholder and every Person representing a Shareholder by proxy shall have one vote for each Share of which he or the Person represented by proxy is the holder. The holders of Preferred Shares will vote together on an as-converted basis with the holders of Ordinary Shares and not as a separate class, except as specifically provided herein or as otherwise required by Companies Acts. Each Preferred Share shall have a number of votes equal to the number of votes attributable to the Ordinary Shares then issuable upon conversion of such Preferred Share.

72.            In the case of joint holders the vote of the senior holder who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

73.            A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him, whether on a show of hands or on a poll, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.

74.            No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

75.            On a poll votes may be given either personally or by proxy.

76.            The instrument appointing a proxy shall be in writing under the hand of the appointer or of his attorney duly authorized in writing or, if the appointer is a corporation, either under Seal or under the hand of an officer or attorney duly authorized. A proxy need not be a Shareholder.

77.            An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

78.            The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company:

(a)            not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote; or

(b)            in the case of a poll taken more than 48 hours after it is demanded, be deposited as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

(c)            where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded be delivered at the meeting at which the poll was demanded to the chairman or to the secretary or to any director;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

provided that the Directors may in the notice convening the meeting, or in an instrument of proxy sent out by the Company, direct that the instrument appointing a proxy may be deposited (no later than the time for holding the meeting or adjourned meeting) at the registered office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company. The Chairman may in any event at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted shall be invalid.

79.            The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

80.            A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

81.            Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorize such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

DEPOSITARY AND CLEARING HOUSES

82.            If a recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorize such Person(s) as it thinks fit to act as its representative(s) at any general meeting of the Company or of any Class of Shareholders of the Company provided that, if more than one Person is so authorized, the authorization shall specify the number and Class of Shares in respect of which each such Person is so authorized. A Person so authorized pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) which he represents as that recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorization, including the right to vote individually on a show of hands.

DIRECTORS

83.          (a)             Subject to Schedule A, the number of Directors shall consist of up to eleven (11) members, which maximum number of members shall not be changed except pursuant to an amendment to the restated articles, and the quorum necessary for the transaction of the business of the directors may be fixed by the board, and unless so fixed, the quorum shall be a majority of directors then in office (including all Investor Directors).

(b)            Each Director shall hold office until the expiration of his term as provided in the written agreement relating to the Director’s term, if any, and until his successor shall have been elected or appointed.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)            The Board of Directors shall have a Chairman elected and appointed by a majority of the Directors then in office. The period for which the Chairman will hold office will also be determined by a majority of all of the Directors then in office. The Chairman shall preside as chairman at every meeting of the Board of Directors. To the extent the Chairman is not present at a meeting of the Board of Directors within fifteen minutes after the time appointed for holding the same, the attending Directors may choose one of their number to be the chairman of the meeting.

(d)            Subject to Schedule A, the Board, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, may at any time and from time to time appoint any person to be a Director to fill a casual vacancy arising from the resignation of a former Director or as an addition to the existing Board.

84.            The Board may, from time to time, and except as required by applicable law, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives, which shall be intended to set forth the policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

85.            A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Member of the Company shall nevertheless be entitled to attend and speak at general meetings.

86.            The remuneration of the Directors may be determined by the Directors or by Ordinary Resolution.

87.            The Directors shall be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive such fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

ALTERNATE DIRECTOR OR PROXY

88.            Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be required to sign such written resolutions where they have been signed by the appointing director, and to act in such Director’s place at any meeting of the Directors at which the appointing Director is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall be deemed for all purposes to be a Director of the Company and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

89.            Any Director may appoint any Person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

90.            Subject to the Companies Act, these Articles (including Schedule A) and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

91.            Subject to these Articles (including Schedule A), the Directors may from time to time appoint any natural person or corporation, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of chief executive officer, one or more other executive officers, vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any natural person or corporation so appointed by the Directors may be removed by the Directors. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases for any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

92.            The Directors may appoint any natural person or corporation to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

93.            The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

94.            The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorized signatory (any such person being an “Attorney” or “Authorized Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorized Signatory as the Directors may think fit, and may also authorize any such Attorney or Authorized Signatory to delegate all or any of the powers, authorities and discretion vested in him.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

95.            The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

96.            The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any natural person or corporation to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such natural person or corporation.

97.            The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorize the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any natural person or corporation so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

98.            Any such delegates as aforesaid may be authorized by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

BORROWING POWERS OF DIRECTORS

99.            Subject to Schedule A, the Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

100.            The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixing of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

101.         The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixing of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

102.         Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

103.         The office of Director shall be vacated, if the Director:

(a)           becomes bankrupt or makes any arrangement or composition with his creditors;

(b)           dies or is found to be or becomes of unsound mind;

(c)           resigns his office by notice in writing to the Company;

(d)           without special leave of absence from the Board, is absent from meetings of the Board for three consecutive meetings and the Board resolves that his office be vacated; or

(e)           is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

104.         The Directors may meet together (either within or without the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Subject to Schedule A, questions arising at any meeting shall be decided by a majority of votes. At any meeting of the Directors, each Director present in person or represented by his proxy or alternate shall be entitled to one vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

105.         A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

106.         Subject to Schedule A, the quorum necessary for the transaction of the business of the Board shall be four (4) Directors. A Director represented by proxy or by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

107.         A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the applicable laws and disqualification by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

108.         A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

109.         Any Director may act by himself or through his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorize a Director or his firm to act as auditor to the Company.

110.         The Directors shall cause minutes to be made for the purpose of recording:

(a)           all appointments of officers made by the Directors;

(b)           the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)           all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

111.         When the Chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

112.         A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

113.         The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

114.         Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

115.         A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

116.         All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

PRESUMPTION OF ASSENT

117.         A Director of the Company who is present at a meeting of the Board of Directors at which an action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

DIVIDENDS

118.         Subject to any rights and restrictions for the time being attached to any Shares, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorize payment of the same out of the funds of the Company lawfully available therefor.

119.         Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

120.         The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors be applicable for meeting contingencies, or for equalizing dividends or for any other purpose to which those funds may be properly applied and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

121.         Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Directors. If paid by cheque it will be sent by mail addressed to the holder at his address in the Register, or addressed to such person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

122.         The Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Directors may fix the value of such specific assets, may determine that cash payment shall be made to some Shareholders in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

123.         Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

124.         If several Persons are registered as joint holders of any Share, any of them may give effective receipts for any dividend or other moneys payable on or in respect of the Share.

125.         No dividend shall bear interest against the Company.

126.         Any dividend unclaimed after a period of six years from the date of declaration of such dividend may be forfeited by the Board of Directors and, if so forfeited, shall revert to the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

127.         The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

128.         The books of account shall be kept at the Registered Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

129.         Subject to Schedule A, the Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorized by the Directors or by Ordinary Resolution.

130.         The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

131.         The Directors may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

132.         Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

133.         The auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Members.

134.         The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALIZATION OF RESERVES

135.         Subject to the Companies Act and these Articles (including Schedule A), the Directors may, with the authority of an Ordinary Resolution:

(a)           resolve to capitalize an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)           appropriate the sum resolved to be capitalized to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)            paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)            paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)           make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalized reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(d)           authorize a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)            the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalization, or

(ii)            the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalized) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)           generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT

136.         The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

137.         There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

138.         Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it by airmail or air courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

139.         Notices posted to addresses outside the Cayman Islands shall be forwarded by prepaid airmail.

140.         Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

141.         Any notice or other document, if served by:

(a)           post, shall be deemed to have been served five days after the time when the letter containing the same is posted;

(b)           facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)           recognized courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d)           electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

142.         Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

143.         Notice of every general meeting of the Company shall be given to:

(a)           all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)           every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INFORMATION

144.         No Member shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the Members of the Company to communicate to the public.

145.         The Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its Members including, without limitation, information contained in the Register and transfer books of the Company.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

INDEMNITY

146.         Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, willful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

147.         No Indemnified Person shall be liable:

(a)           for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company;

(b)           for any loss on account of defect of title to any property of the Company;

(c)           on account of the insufficiency of any security in or upon which any money of the Company shall be invested;

(d)           for any loss incurred through any bank, broker or other similar Person;

(e)           for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)            for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto; unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.

FINANCIAL YEAR

148.         Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31st in each year and shall begin on January 1st in each year.

NON-RECOGNITION OF TRUSTS

149.         No Person shall be recognized by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

WINDING UP

150.         Subject to Schedule A, if the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Companies Act, divide amongst the Members in species or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

151.         Subject to Schedule A, if the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

AMENDMENT OF ARTICLES OF ASSOCIATION

152.         Subject to the Companies Act and Schedule A, the Company may at any time and from time to time by Special Resolution alter or amend the Memorandum or these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

153.         For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case 40 days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

154.         In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

155.         If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

REGISTRATION BY WAY OF CONTINUATION

156.         The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE

157.         The Directors, or any service providers (including the officers, the Secretary and the registered office agent of the Company) specifically authorized by the Directors, shall be entitled to disclose to any regulatory or judicial authority any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE A

The rights, preferences and privileges and restrictions pertaining to the Ordinary Shares and Preferred Shares shall be as hereinafter specified in this Schedule A.

Section 1.     DEFINITIONS

Capitalized terms used but not otherwise defined in this Schedule A shall have the meanings given to them in the Shareholders Agreement.

Section 2.     CORPORATE GOVERNANCE

2.1.	Composition of Board

(i)	The Company’s Board shall consist of up to eleven (11) directors with the composition as follows: (i) the Founder shall have right to appoint, remove and replace six (6) directors; and (ii) each of Tiger Fund, Eastern Bell, Genesis Capital, Tencent and YF Capital shall have right to appoint, remove and replace one (1) director (each a “Investor Director”; collectively the “Investor Directors”), so long as they continue to hold shares in the Company.

(ii)	Each of Tembusu, Shell, Skycus, CSRF, CIC and the Series F Lead Investor shall have right to appoint, remove and replace one (1) observer (each an “Observer”; collectively the “Observers”), so long as they continue to hold shares in the Company. The Observers shall be entitled to attend all meetings of the Board and all of the Subsidiary Board (as defined below) (including in-person meetings or, in lieu of in-person meetings, execution of Board resolutions by remotely exchanging signatures) in a non-voting capacity, receive copies of materials and minutes for the meetings of the Board (including notices, proposals and resolutions for the meetings of the Board), and raise suggestions and inquiries regarding the proposals to be reviewed and approved at the meetings of the Board of the Company.

(iii)	Upon request of any Investor Director, subject to applicable Laws, each Group Company shall, and the Parties hereto shall, as soon as possible, cause each Group Company to, (i) have a board of directors or similar governing body (the “Subsidiary Board”), (ii) the authorized size of each Subsidiary Board at all times be the same authorized size as the Board, and (iii) the composition of each Subsidiary Board at all times consist of the same persons as directors as those then on the Board of the Company.

(iv)	The quorum necessary for the transaction of the business of the directors may be fixed by the Board, and unless so fixed, the quorum shall be a majority of directors then in office (including all Investor Directors).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

Section 3.     POST-CLOSING COVENANTS AND REDEMPTION

3.1	IPO Commitment

(i)	The Warrantors acknowledge and warrant that (i) if the Company fails to consummate the Qualified IPO or the Qualified Buyout Event on or prior to December 31, 2024 (the “Target IPO Period”), or (ii) upon the occurrence of any of the Redemption Events set forth in Section 3.2 of this Schedule A, the relevant Investors shall have the right to request the Company and/or the Actual Controller (as applicable) to redeem all or any part of the outstanding Preferred Shares held by such Investors in accordance with Section 3.2 of this Schedule A.

(ii)	The Actual Controller agrees to procure the Company to consummate the Qualified IPO and do his best to cooperate with the preparation and application for the Qualified IPO of the Company, including making necessary and reasonable supplements and revisions to the Shareholders Agreement and these Articles of the Company in accordance with the then-effective listing rules and guidance promulgated by the China Securities Regulatory Commission and/or overseas securities regulatory commission where the Company is to be listed and the requirements of the underwriters engaged by the Company in connection with the Qualified IPO.

3.2	Redemption

(i)	The right of redemption of Series Seed Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series Seed Redemption Event”; collectively the “Series Seed Redemption Events”), the Series Seed Investors (each a “Series Seed Redemption Party”; collectively the “Series Seed Redemption Parties”) shall have the right to request the Actual Controller to redeem all or any part of the outstanding Series Seed Preferred Shares held by such Series Seed Redemption Party; (the “Series Seed Redemption Right”):

(1)	Before the expiration of the Target IPO Period, the Company fails to have a registration statement filed to and accepted by the China Securities Regulatory Commission or the overseas securities regulatory institution or fails to consummate a Qualified Buyout Event;

(2)	The Actual Controller no longer devotes his full time and energy into the Group Companies;

(3)	The Company or the Domestic Company becomes bankrupt, is liquidated or has a receiver/trustee take possession of all or substantially all of its assets;

(4)	Material changes occur to the core business or the controlling shareholder of the Group Companies;

(5)	Without the approval of the Board of Directors of the Group Company, the Actual Controller engages in any Related-party Transaction and the Group Company outside the ordinary course of business, and such Related-party Transaction would cause material adverse impact upon the benefits and interests of the Series Seed Investors; or the Actual Controller seriously violates any laws or regulations;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(6)	The Actual Controller pledges all or any of its Equity Securities of the Group Companies, and the pledgee enforces such pledge over all or any of the Equity Securities held by the Actual Controller in the Group Companies.

(b)	Redemption Price

The redemption price for each of the Series Seed Preferred Shares held by the Series Seed Redemption Parties (the “Series Seed Redemption Price”) shall be calculated in accordance with the following formula:

Series Seed Redemption Price = I* (1+10%*N) + A - M

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series Seed Issue Price.

N = a fraction, the numerator of which is the number of calendar days between the Deemed Series Seed Issue Date and the date of redemption and the denominator of which is 365.

A = any declared but unpaid dividends for each of the Series Seed Preferred Shares held by the Series Seed Redemption Party.

M = any performance bonus or cash proceeds received from each of the Series Seed Preferred Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies, which are actually received by the Series Seed Redemption Party, during the period from the Deemed Series Seed Issue Date until the date of receipt of the full amount of the Series Seed Redemption Price.

The Parties hereby acknowledge and agree that the Series Seed Redemption Price calculated under this Section 3.2(i)(b) represents the fair market value of the outstanding Series Seed Preferred Shares which the Series Seed Redemption Party proposes to be redeemed.

(ii)	The right of redemption by Series A Investors and Series A+ Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series A Redemption Event”; collectively the “Series A Redemption Events”), each of the Series A Investors and Series A+ Investors (each a “Series A Redemption Party”; collectively the “Series A Redemption Parties”) shall have the right to request the Company and/or the Founder to redeem all of the outstanding Series A Preferred Shares and/or Series A+ Preferred Shares held by such Series A Redemption Parties (the “Series A Redeemed Shares”) and the total amount of the Series A Redemption Price (as defined below) shall be paid in full within one hundred twenty (120) Business Days after the Series A Redemption Parties deliver their request for redemption (the “Series A Redemption Right”):

(1)	Before the expiration of the Target IPO Period, the Company fails to have a registration statement filed to and accepted by the China Securities Regulatory Commission or the overseas securities regulatory institution or fails to consummate a Qualified Buyout Event;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(2)	There is a material issue that prevents the Company from consummating the IPO, and such material issue fails to be resolved before the expiration of the Target IPO Period;

(3)	There is a breach by the Founder of any then-effective provisions of any agreements between the Series A Redemption Parties or their Affiliates and the Founder, which causes material adverse effect upon the normal operation of the Group Companies or causes material losses to the benefits and interests of the Series A Redemption Parties;

If the Series A Redemption Parties request the Founder to redeem all or any part of the outstanding Series A Redeemed Shares, the Founder shall procure the Board of Directors of the Company to vote for such redemption and execute all necessary legal instruments in connection with such redemption.

(b)	Redemption Price

The redemption price for each of the Series A Redeemed Shares held by the Series A Redemption Parties (the “Series A Redemption Price”) shall be calculated in accordance with the following formula:

Series A Redemption Price = I * (1+6%*T) + A - M

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series A Issue Price or Deemed Series A+ Issue Price (as applicable).

T = a number, the numerator of which is the number of calendar days between the Deemed Series A Issue Date or Deemed Series A+ Issue Date (as applicable) and the date of receipt by the Series A Redemption Party of the full amount of the Series A Redemption Price and the denominator of which is 365.

A = any declared but unpaid dividends for each of the Series A Redeemed Shares held by the Series A Redemption Party.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

M = any performance bonus or cash proceeds received from each of the Series A Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies, which are actually received by the Series A Redemption Party, during the period from Deemed Series A Issue Date or Deemed Series A+ Issue Date (as applicable) until the date of receipt by the Series A Redemption Party of the full amount of the Series A Redemption Price.

The Parties hereby acknowledge and agree that the Series A Redemption Price calculated under this Section 3.2 (ii)(b) represents the fair market value of the outstanding Series A Redeemed Shares which the Series A Redemption Party proposes to be redeemed.

(iii)	The right of redemption by Series B Investors, Series B+ Investors and Series C Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following events (each a “Series BC Redemption Event”; collectively the “Series BC Redemption Events”), each of the Series B Investors, Series B+ Investors and Series C Investors (each a “Series BC Redemption Party”; collectively the “Series BC Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series BC Repurchaser”; collectively the “Series BC Repurchasers”) to redeem all or any part of the outstanding Series B Preferred Shares and/or Series B+ Preferred Shares and/or Series C Preferred Shares held by such Series BC Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receiving such written notice to review and approve the IPO-related matters, and if the Series BC Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, which results in the failure of the Company to launch the IPO in a timely manner;

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to receive any written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series BC Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) any shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series BC Redemption Parties;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of any act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Group Companies (including without limitation termination of the employment between the Actual Controller and the Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series BC Redemption Parties;

(9)	Without the approval by the Board of the Group Company, the Group Company enters into a Related-party Transaction outside the ordinary course of business of the Group Company, or the Group Company provides guarantee for any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series BC Redemption Parties;

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

(11)	The Company terminates its listing plan during the listing process, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series BC Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after the Series BC Redemption Party delivers a written notice on the breach;

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	Redemption Method

At any time after the occurrence of any of the Series BC Redemption Events, the Series BC Redemption Party may deliver a written notice to the Actual Controller (the “Series BC Redemption Notice”), requesting any of the Series BC Repurchasers to redeem all or any of the outstanding Series B Preferred Shares and/or Series B+ Preferred Shares and/or Series C Preferred Shares held by such Series BC Redemption Party (the “Series BC Redeemed Shares”) at the Series BC Redemption Price (as defined below) (the “Series BC Redemption Right”). The Series BC Repurchasers shall redeem all of the Series BC Redeemed Shares held by the Series BC Redemption Parties and pay the full amount of the Series BC Redemption Price within three (3) months after receipt of the Series BC Redemption Notice (regardless of whether the registration and/or filing with the relevant Government Authorities has been completed in respect of such redemption or repurchase, to the extent such registration and/or filing is required under applicable laws). If the Series BC Redemption Parties request the Company to redeem the Series BC Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company for a period of two (2) years after the delivery of the Series BC Redemption Notice by the Series BC Redemption Parties; if the Series BC Redemption Parties request the Founder to redeem the Series BC Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder for a period of two (2) years after the delivery of the Series BC Redemption Notice by the Series BC Redemption Parties.

The other Shareholders of the Company hereby agree to unconditionally take any necessary measures and actions for exercise of the Series BC Redemption Right under this Section 3.2(iii).

(c)	Redemption Price

The redemption price for each of the Series BC Redeemed Shares held by the Series BC Redemption Parties (the “Series BC Redemption Price”) shall be calculated in accordance with the following formula:

Series BC Redemption Price = I * (1+8% or 6%*T) + A - M

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series B Issue Price, or Deemed Series B+ Issue Price, Deemed Series C Issue Price (as applicable).

6% is applicable to Series B Investors and Series B+ Investors; 8% is applicable to Series C Investors.

T = a number, the numerator of which is the number of calendar days between the Deemed Series B Issue Date, Deemed Series B+ Issue Date, or Deemed Series C Issue Date (as applicable) and the date of receipt by the Series BC Redemption Party of the full amount of the Series BC Redemption Price and the denominator of which is 365.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

A = any declared but unpaid dividends for each of the Series BC Redeemed Shares held by the Series BC Redemption Party.

M = any performance bonus and cash proceeds received from each of the Series BC Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies due to the occurrence of the Series BC Redemption Events, which are actually received by the Series BC Redemption Party, during the period from the Deemed Series B Issue Date, Deemed Series B+ Issue Date, or Deemed Series C Issue Date (as applicable) until the date of receipt by the Series BC Redemption Party of the full amount of the Series BC Redemption Price. For the avoidance of doubt, only if the Series BC Redemption Event is the cause of action that triggers the compensation or indemnification from the Founder or the Group Companies, such compensation or indemnification to the Series BC Redemption Party should be included in M.

The Parties hereby acknowledge and agree that the Series BC Redemption Price calculated under this Section 3.2(iii) represents the fair market value of the Series BC Redeemed Shares which the Series BC Redemption Party proposes to be redeemed.

(iv)	The right of redemption by Series D Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series D Redemption Event”; collectively the “Series D Redemption Events”), each of the Series D Investors (each a “Series D Redemption Party”; collectively the “Series D Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series D Repurchaser”; collectively the “Series D Repurchasers”) to redeem all or any of the outstanding Series D Preferred Shares held by such Series D Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receipt of the written notice to review and approve the IPO-related matters, and if the Series D Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, resulting in the failure for the Company to launch the IPO in a timely manner;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to obtain the written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series D Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) the shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series D Redemption Parties;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of the act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Company (including without limitation termination of the employment between the Actual Controller and the Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series D Redemption Parties;

(9)	Without the approval by the Board of the Group Company, the Group Company enters into a Related-party Transaction outside the ordinary course of business of the Group Company, or the Group Company provides guarantee for any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series D Redemption Parties;

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

(11)	The Company terminates its listing plan in the listing process, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series D Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after the Series D Redemption Party delivers a written notice on the breach;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations;

(14)	Any of the Series E Redemption Events (as defined below), Series BC Redemption Events, Series A Redemption Events or Series Seed Redemption Events occur, to the extent that such event is not listed under this Section 3.2(iv).

(b)	Redemption Method

At any time after the occurrence of any of the Series D Redemption Events, any of the Series D Redemption Parties may deliver a written notice to the Actual Controller (the “Series D Redemption Notice”), requesting any of the Series D Repurchasers to redeem all or any of the outstanding Series D Preferred Shares held by such Series D Redemption Party (the “Series D Redeemed Shares”) at the Series D Redemption Price (as defined below) (the “Series D Redemption Right”). The Series D Repurchasers shall redeem all of the Series D Redeemed Shares that the Series D Redemption Parties propose to be redeemed and pay the full amount of the Series D Redemption Price within two (2) months after receipt of the Series D Redemption Notice (regardless of whether the registration and/or filing with the relevant Government Authorities has been completed in respect of such redemption, to the extent such registration and/or filing is required under applicable laws). If the Series D Redemption Parties request the Company to redeem the Series D Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company; if the Series D Redemption Parties request the Founder to redeem the Series D Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder.

The other Shareholders of the Company hereby agree to unconditionally take any necessary measures and actions for exercise of the Series D Redemption Right under this Section 3.2(iv).

(c)	Redemption Price

The redemption price for each of the Series D Redeemed Shares held by the Series D Redemption Parties (the “Series D Redemption Price”) shall be calculated in accordance with the following formula:

Series D Redemption Price = I * (1+8%)N + A - M

For the purpose of the foregoing formula, the following definitions shall apply,

I = Deemed Series D Issue Price.

N = a number, the numerator of which is the number of calendar days between the Deemed Series D Issue Date and the date of receipt by the Series D Redemption Party of the full amount of the Series D Redemption Price and the denominator of which is 365.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

A = any declared but unpaid dividends for each of the Series D Redeemed Shares held by the Series D Redemption Party.

M = any cash proceeds received from each of the Series D Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds (if any) received from the Founder and the Group Companies due to the occurrence of the Series D Redemption Events, which are actually received by the Series D Redemption Party, during the period from the Deemed Series D Issue Date until the date of receipt by the Series D Redemption Party of the full amount of the Series D Redemption Price. For the avoidance of doubt, only if the Series D Redemption Event is the cause of action that triggers the compensation or indemnification from the Founder or the Group Companies, such compensation or indemnification to the Series D Redemption Party should be include in M.

The Parties hereby acknowledge and agree that the Series D Redemption Price calculated under this Section 3.2 (iv) represents the fair market value of the outstanding Series D Redeemed Shares which the Series D Redemption Party proposes to be redeemed.

(v)	The right of redemption by Series E Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series E Redemption Event”; collectively the “Series E Redemption Events”), each of the Series E Investors (each a “Series E Redemption Party”; collectively the “Series E Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series E Repurchaser”; collectively the “Series E Repurchasers”) to redeem all or any of the outstanding Series E Preferred Shares held by such Series E Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receipt of the written notice to review and approve the IPO-related matters, and if any Series E Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, which results in the failure for the Company to launch the IPO in a timely manner;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to obtain the written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series E Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) the shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series E Redemption Parties in writing;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of the act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Group Company (including without limitation termination of the employment between the Actual Controller with the Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series E Redemption Parties in writing;

(9)	Without the approval by the Board of the Group Company, any Group Company enters into a Related-party Transaction with its Affiliate outside the ordinary course of business of such Group Company, or any Group Company provides guarantee for any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series E Redemption Parties;

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

(11)	The Company terminates its listing plan in the listing process, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series E Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after any Series E Redemption Party delivers a written notice on the breach;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations;

(14)	Any of the Series D Redemption Events, Series BC Redemption Events, Series A Redemption Events or Series Seed Redemption Events occur, to the extent that such event is not listed under this Section 3.2(v).

(b)	Redemption Method

At any time after the occurrence of any of the Series E Redemption Events, any of the Series E Redemption Parties may deliver a written notice to any of the Series E Repurchasers (the “Series E Redemption Notice”), requesting such Series E Repurchasers to redeem all or any of the outstanding Series E Preferred Shares held by such Series E Redemption Party (the “Series E Redeemed Shares”) at the Series E Redemption Price (as defined below) (the “Series E Redemption Right”). The Series E Repurchasers shall redeem all of the Series E Redeemed Shares that the Series E Redemption Parties propose to be redeemed and pay the full amount of the Series E Redemption Price within three (3) months after receipt of the Series E Redemption Notice (regardless of whether the registration and/or filing with the relevant Government Authorities has been completed in respect of such redemption, to the extent such registration and/or filing is required under applicable laws). If the Series E Redemption Parties request the Company to redeem the Series E Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company; if the Series E Redemption Parties request the Founder to redeem the Series E Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder.

The other Shareholders of the Company hereby agree to unconditionally take any measures and actions to facilitate the redemption under this Section 3.2(v).

(c)	Redemption Price

The redemption price for each of the Series E Redeemed Shares held by the Series E Redemption Parties (the “Series E Redemption Price”) shall be calculated in accordance with the following formula:

Series E Redemption Price = I * (1+8%) N+A-M

For purposes of the foregoing formula, the following definitions shall apply,

I = Deemed Series E Issue Price.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

N = a number, the numerator of which is the number of calendar days between the Deemed Series E Issue Date and the date of receipt by the Series E Redemption Party of the full amount of the Series E Redemption Price and the denominator of which is 365.

A = any dividends declared but unpaid for each of the Series E Redeemed Shares held by the Series E Redemption Party.

M = any cash proceeds received from each of the Series E Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds received from the Founder and the Group Companies due to the occurrence of the Series E Redemption Events (if any), which are actually received by the Series E Redemption Party, during the consecutive period from the Deemed Series E Issue Date until the date of receipt by the Series E Redemption Party of the full amount of the Series E Redemption Price. For the avoidance of doubt, only if the Series E Redemption Price is the same cause of action that triggers the compensation or indemnification from the Company and the Founder to the Series E Redemption Party, such compensation or indemnification should be included in M.

The Parties hereby acknowledge and agree that the Series E Redemption Price calculated under this Section 3.2(v) represents the fair market value of the outstanding Series E Redeemed Shares which the Series E Redemption Party proposes to be redeemed.

The other Shareholders of the Company hereby agree to unconditionally take any necessary measures and actions for exercise of the Series E Redemption Right under this Section 3.2(v).

(vi)	The right of redemption by Series F Investors shall be exercised in accordance with the following procedures:

(a)	Redemption Event

Upon the occurrence of any of the following circumstances (each a “Series F Redemption Event”; collectively the “Series F Redemption Events”), each of the Series F Investors (each a “Series F Redemption Party”; collectively the “Series F Redemption Parties”) shall have the right to request the Company and/or the Founder (each a “Series F Repurchaser”; collectively the “Series F Repurchasers”) to redeem all or any of the outstanding Series F Preferred Shares held by such Series F Redemption Parties:

(1)	Before the expiration of the Target IPO Period, the Company fails to complete a Qualified IPO or a Qualified Buyout Event;

(2)	Within the Target IPO Period, after the investment bank or securities company engaged by the Company has notified the Company in writing that the Company has met the listing requirements, in which situation the Founder shall ensure that the Company shall convene the meetings of the Board and/or Shareholders (as applicable) as soon as possible after receipt of the written notice to review and approve the IPO-related matters, and if, although any Series F Redemption Party has agreed or voted for the IPO of the Company, the Founder (or the Founder Holdco, as applicable) votes against or abstains from voting on the IPO of the Company absent justification, which results in the failure for the Company to consummate the IPO in a timely manner;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(3)	The Company fails to meet the listing requirements within the Target IPO Period, as evidenced by the failure for the Company to obtain the written notice issued by the investment bank or securities company engaged by the Company, stating that the Company has met the listing requirements;

(4)	The Actual Controller is being untrustworthy, especially when the Company has any off-the-book income without the knowledge of the Series F Redemption Parties;

(5)	The Actual Controller directly or indirectly disposes of in any manner (including, without limitation, transfer, gift, pledge, put in trust or custody) the shares of the Company directly held or indirectly controlled by him prior to the consummation of the Qualified IPO or the Qualified Buyout Event of the Company, unless otherwise agreed by the Series F Redemption Parties in writing;

(6)	The Actual Controller no longer devotes his full time and energy to the Group Companies, or there is any change of Control of the Group Companies (unless such change occurs due to the execution of an act-in-concert agreement for the IPO need);

(7)	Any material change occurs to the management personnel of the Group Company (including without limitation termination of the employment between the Actual Controller with the given Group Company);

(8)	Any material change occurs to the Principal Business of the Group Companies, unless otherwise agreed by the Series F Redemption Parties in writing;

(9)	Without the approval by the Board of the Group Company, any Group Company enters into a Related-party Transaction with its Affiliate outside the ordinary course of business of such Group Company, or any Group Company provides guarantee in favor of any Person other than the Subsidiaries indicated in the consolidated financial statements of the Company, and such Related-party Transaction or guarantee causes material adverse effect upon the benefits and interests of the Series F Redemption Parties;

(10)	The Company or the Domestic Company has a receiver/trustee take possession of all or substantially all of its assets, becomes bankrupt or is liquidated;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(11)	The Company terminates its listing plan in the process for application of an IPO, and such termination occurs after the expiration of the Target IPO Period;

(12)	The Company, the Domestic Company, or the Actual Controller is in a material breach of any then-effective provisions of any agreements with the Series F Redemption Parties or their Affiliates, and such breach fails to be cured within thirty (30) calendar days after any Series F Redemption Party delivers a written notice requesting correction of such breach;

(13)	The Founder, the Domestic Company, or the Company seriously violates any administrative or criminal laws or regulations; and

(14)	Any of the Series E Redemption Events, Series D Redemption Events, Series BC Redemption Events, Series A Redemption Events or Series Seed Redemption Events occur, to the extent that such event is not listed under this Section 3.2(vi).

(b)	Redemption Method

At any time after the occurrence of any of the Series F Redemption Events, any of the Series F Redemption Parties may deliver a written notice to any of the Series F Repurchasers (the “Series F Redemption Notice”), requesting such Series F Repurchasers to redeem all or any of the outstanding Series F Preferred Shares held by such Series F Redemption Party (the “Series F Redeemed Shares”) at the Series F Redemption Price (as defined below) (the “Series F Redemption Right”). The Series F Repurchasers shall redeem all of the Series F Redeemed Shares that the Series F Redemption Parties propose to be redeemed and pay the full amount of the Series F Redemption Price within three (3) months after receipt of the Series F Redemption Notice. If the Series F Redemption Parties request the Company to redeem any Series F Redeemed Shares, the Founder shall be jointly and severally liable for such redemption by the Company; if the Series F Redemption Parties request the Founder to redeem the Series F Redeemed Shares, the Company shall be jointly and severally liable for such redemption by the Founder.

The other Shareholders of the Company hereby agree to unconditionally take any measures and actions to facilitate the redemption under this Section 3.2(vi).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(c)	Redemption Price

With respect to each Series F Preferred Share, the redemption price (the “Series F Redemption Price”) shall be the sum of (i) the Series F Issue Price (adjusted for any share splits, share dividends, combinations, recapitalizations and similar transactions), (ii) an interest at the compound interest rate of 8% per annum accrued thereon calculating from the Deemed Series F Issue Date to the date of the full payment of the Series F Redemption Price, and (iii) all dividends declared and unpaid with respect thereto per Series F Preferred Share then held by the Series F Redemption Party, less any cash proceeds received from each of the Series F Redeemed Shares owned due to capital increase, and any other compensation, indemnification or other proceeds received from the Founder and the Group Companies due to the occurrence of the Series F Redemption Events (if any), which are actually received by the Series F Redemption Party, during the consecutive period from the Deemed Series F Issue Date until the date of receipt by the Series F Redemption Party of the full amount of the Series F Redemption Price. For the avoidance of doubt, only if the Series F Redemption Price is the same cause of action that triggers the compensation or indemnification from the Company and the Founder to the Series F Redemption Party, such compensation or indemnification should be deducted from the Series F Redemption Price.

(vii)	If any Shareholders which have the right of redemption (the “Redemption Right Holders”) request to exercise the right of redemption (including without limitation Series Seed Redemption Right, Series A Redemption Right, Series BC Redemption Right, Series D Redemption Right, Series E Redemption Right and Series F Redemption Right), the Company and the Actual Controller shall, within one (1) Business Day after receipt of such request by the Redemption Right Holders to exercise their right of redemption, notify the Series B Investors, the Series B+ Investors, the Series C Investors, the Series D Investors, the Series E Investors and the Series F Investors, in each case, which may elect to exercise their right of redemption in accordance with the relevant provisions of this Schedule A.

(viii)	Payment of Redemption Price

The Parties agree that, on the applicable date of the redemption (the “Redemption Date”), the redemption payment shall be made to the Investors as follows:

(a)	The assets or funds of the Group Companies and/or the Founder, as applicable, (the “Repurchaser”) which are legally available on the applicable Redemption Date shall be first used to pay the Series F Redemption Price due on the applicable Redemption Date on the Series F Preferred Shares under Section 3.2(vi). If the assets or funds of the Repurchaser which are legally available on the applicable Redemption Date are insufficient to pay the full amount of the Series F Redemption Price, those assets or funds shall be used to pay the Series F Redemption Price on the Series F Preferred Shares, pari passu with each other, in proportion to the full amount to which Series F Investor would otherwise be respectively entitled under Section 3.2(vi). Series F Investors shall have the right to request the un-redeemed Series F Preferred Shares to be redeemed as soon as possible when the Repurchaser has sufficient funds to pay the full amount of the Series F Redemption Price for each un-redeemed Series F Preferred Shares. The un- redeemed Series F Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Series F Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Series F Preferred Shares.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	After the full payment of the Series F Redemption Price, the remaining assets or funds of the Repurchaser which are legally available on the applicable Redemption Date shall be used to pay the Series E Redemption Price due on such Redemption Date. If the assets or funds of the Repurchaser are insufficient to pay the full amount of the Series E Redemption Price, those assets or funds shall be used to pay the Series E Redemption Price on the Series E Preferred Shares, pari passu with each other, in proportion to the full amount to which Series E Investor would otherwise be respectively entitled under Section 3.2(v). Series E Investors shall have the right to request the un-redeemed Series E Preferred Shares to be redeemed as soon as possible when the Repurchaser has the funds in the future. The un- redeemed Series E Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Series E Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Series E Preferred Shares.

(c)	After the full payment of the Series F Redemption Price and the Series E Redemption Price, the remaining assets or funds of the Repurchaser which are legally available on the applicable Redemption Date shall be used to pay the Series D Redemption Price due on such Redemption Date. If the assets or funds of the Repurchaser are insufficient to pay the full amount of the Series D Redemption Price, those assets or funds shall be used to pay the Series D Redemption Price on the Series D Preferred Shares, pari passu with each other, in proportion to the full amounts to which the Series D Investor would otherwise be respectively entitled under Section 3.2(iv). Series D Investors shall have the right to request the un-redeemed Series D Preferred Shares to be redeemed as soon as possible when the Repurchaser has the funds in the future. The un-redeemed Series D Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Series D Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Series D Preferred Shares.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(d)	After the full payment of the Series F Redemption Price, the Series E Redemption Price and the Series D Redemption Price, the remaining assets or funds of the Repurchaser which are legally available on the applicable Redemption Date shall be used to pay the Redemption Price for the other Redemption Right Holders due on such Redemption Date. If the assets or funds of the Repurchaser are insufficient to pay the full amount of the Redemption Price for the other Redemption Right Holders, those assets or funds shall be used to pay the Redemption Price for the other series of Preferred Shares, pari passu with each other, in proportion to the full amounts to which the other Redemption Right Holders would otherwise be respectively entitled under the relevant provision of Section 3.2. The other Redemption Right Holders shall have the right to request the un-redeemed Preferred Shares to be redeemed as soon as possible when the Repurchaser has the funds in the future. The un-redeemed Preferred Shares with respect to which the Repurchaser has become obligated to pay the redemption payment but which it has not paid in full shall continue to have all the powers, designations, preferences and relative participating, optional, and other special rights (including, without limitation, rights to accrue dividends) which such Preferred Shares had prior to such date, until the redemption payment has been paid in full with respect to such Preferred Shares.

(ix)	Obligation of Cooperation

After the Redemption Right Holder issues the relevant redemption notice to the Repurchaser, each Repurchaser shall, with all its efforts and in a timely manner, take any or all of the following actions to ensure that the Redemption Right Holder is able to exercise its right of redemption under this Section 3.2:

(a)	to execute the relevant agreements and documents with the relevant Redemption Right Holder as soon as possible;

(b)	to actively raise funds (including but not limited to sale of assets, distribution of dividends, liquidation or other methods) to pay the relevant Redemption Price;

(c)	to take all steps necessary and/or reasonably requested by the Redemption Right Holder (including but not limited to granting consents, adopting resolutions, signing or amending other relevant documents and/or urging the Company and its appointed directors to take the same action); and

(d)	to take all necessary measures to assist the Company in completing the capital reduction procedures and registering and filing with the relevant Governmental Authorities (if necessary), and execute all documents or applications to be submitted to the relevant Governmental Authorities during the implementation of the foregoing.

After the Redemption Right Holder delivers the redemption notice to the Repurchaser, the Redemption Right Holder shall cooperate with the Repurchaser to perform the redemption procedures, including to sign any relevant documents and to take any necessary measures. If the Repurchaser fails to pay the relevant Repurchase Price due to any reasons attributable to the Redemption Right Holder, it shall not be deemed as a breach by the Repurchaser and the Repurchaser shall not be liable.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(x)	Notwithstanding anything to the contrary provided herein, in the event where the Company files a listing application with the Stock Exchange of Hong Kong Limited in connection with an IPO, the redemption rights under this Section 3.2 shall terminate immediately before the filing of such listing application, provided that such redemption rights shall be restored if (i) such listing application is subsequently withdrawn, rejected, returned or lapsed or (ii) otherwise required under Article 5 of the Shareholders Agreement.

Section 4.     SPECIAL ARRANGEMENTS

4.1	Conversion Rights

4.1.1	Conversion Price. Each Preferred Share shall be convertible, at the option of the holder thereof, without the payment of any additional consideration, into such number of fully paid and non-assessable Ordinary Shares equivalent to the quotient of the applicable Deemed Issue Price divided by the then effective conversion price (the “Conversion Price”), which shall initially be such Deemed Issue Price, and shall be adjusted from time to time as provided below in Section 4.1.5, resulting in an initial conversion ratio for Preferred Shares of 1:1, and shall be subject to adjustment based on adjustments of the Conversion Price as set forth below.

4.1.2	Optional Conversion. Subject to applicable Laws and these Articles of the Company, any Preferred Share may, at the option of the Preferred Shareholder thereof, be converted at any time after the date of issuance of such Preferred Shares, without the payment of any additional consideration, into fully-paid and non-assessable Ordinary Shares based on the then-effective Conversion Price. Any conversion pursuant to this Section 4.1.2 shall be referred to as an “Optional Conversion”.

4.1.3	Automatic Conversion. Each Preferred Share shall automatically be converted, based on the then-effective Conversion Price, without the payment of any additional consideration, into fully-paid and non-assessable Ordinary Shares upon the Qualified IPO. Any conversion pursuant to this Section 4.1.3 shall be referred to as an “Automatic Conversion”.

4.1.4	Conversion Mechanism. The conversion hereunder of any applicable Preferred Share shall be effected in the following manner:

(i)	Except as provided in Section 4.1.4(ii) and Section 4.1.4(iii) below, before any Preferred Shareholder shall be entitled to convert the same into Ordinary Shares, such Preferred Shareholder shall surrender the certificate or certificates therefor (if any) (or in lieu thereof shall deliver an affidavit of lost certificate and indemnity therefor) at the office of the Company or of any transfer agent for such share to be converted and shall give notice to the Company, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Ordinary Shares are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to such Preferred Shareholder of applicable Preferred Shares, or to the nominee(s) of such Preferred Shareholder, a certificate or certificates for the number of Ordinary Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such notice and such surrender of the Preferred Shares to be converted, the register of members of the Company shall be updated accordingly to reflect the same, and the Person(s) entitled to receive the Ordinary Shares issuable upon such conversion shall be treated for all purposes as the record holder(s) of such Ordinary Shares as of such date.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(ii)	If the conversion is in connection with an IPO of securities, the conversion will be conditioned upon the closing with the underwriter(s) of the sale of securities pursuant to such offering and the Person(s) entitled to receive the Ordinary Shares issuable upon such conversion shall not be deemed to have converted the applicable Preferred Shares until immediately prior to the closing of such sale of securities.

(iii)	Upon the occurrence of an event of Automatic Conversion, all Preferred Shareholders to be automatically converted will be given at least ten (10) days’ prior written notice of the date fixed (which date shall in the case of an IPO be the latest practicable date immediately prior to the closing of the IPO) and the place designated for automatic conversion of all such Preferred Shares pursuant to this Section 4.1.4. On or before the date fixed for conversion, each Preferred Shareholder shall surrender the applicable certificate(s) (if any) (or in lieu thereof shall deliver an affidavit of lost certificate and indemnity therefor) for all such Shares to the Company at the place designated in such notice. On the date fixed for conversion, the Company shall promptly effect such conversion and update its register of members to reflect such conversion, and all rights with respect to such Preferred Shares so converted will terminate, with the exception of the right of a holder thereof to receive the Ordinary Shares issuable upon conversion of such Preferred Shares, and upon surrender of the certificate or certificates therefor (if any) (or in lieu thereof shall deliver an affidavit of lost certificate and indemnity therefor), to receive certificates (if applicable) for the number of Ordinary Shares into which such Preferred Shares have been converted. All certificates evidencing such Preferred Shares shall, from and after the date of conversion, be deemed to have been retired and cancelled and the Preferred Shares represented thereby converted into Ordinary Shares for all purposes, notwithstanding the failure of the holder(s) thereof to surrender such certificates on or prior to such date.

(iv)	The Company may effect the conversion of Preferred Shares in any manner available under applicable Laws, including redeeming or repurchasing the relevant Preferred Shares and applying the proceeds thereof towards payment for the new Ordinary Shares. For purposes of the repurchase or redemption, the Company may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of its capital.

4.1.5	Adjustment of the Conversion Price. The Conversion Price shall be adjusted and readjusted from time to time as provided below:

(i)	Adjustment for Share Splits and Combinations. If the Company shall at any time, or from time to time, effect a subdivision of the outstanding Ordinary Shares, the Conversion Price in effect immediately prior to such subdivision with respect to each Preferred Share shall be proportionately decreased. Conversely, if the Company shall at any time, or from time to time, combine the outstanding Ordinary Shares into a smaller number of shares, the Conversion Price in effect immediately prior to such combination with respect to each Preferred Share shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii)	Adjustment for Ordinary Share Dividends and Distributions. If the Company makes (or fixes a record date for the determination of Ordinary Shareholders entitled to receive) a dividend or other distribution to the Ordinary Shareholders payable in additional Ordinary Shares, the Conversion Price then in effect with respect to each Preferred Share shall be decreased as of the time of such issuance (or in the event such record date is fixed, as of the close of business on such record date) by multiplying such conversion price by a fraction (i) the numerator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	Adjustments for Reorganizations, Mergers, Consolidations, Reclassifications, Exchanges, Substitutions. If at any time, or from time to time, any capital reorganization or reclassification of the Ordinary Shares (other than as a result of a share dividend, subdivision, split or combination otherwise treated above) occurs or the Company is consolidated, merged or amalgamated with or into another Person (other than a consolidation, merger or amalgamation treated as a liquidation in Section 4.6(ii)), then in any such event, provision shall be made so that, upon conversion of any Preferred Share thereafter, the holder thereof shall receive the kind and amount of shares and other securities and property which the holder of such shares would have received in connection with such event had the relevant Preferred Shares been converted into Ordinary Shares immediately prior to such event.

(iv)	Adjustments to Conversion Price for Dilutive Issuance.

(i)	Definition. For the purpose of this Section 4.1.5(iv), the following definitions shall apply:

(a)	“Options” mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Ordinary Shares or Convertible Securities.

(b)	“Convertible Securities” shall mean any indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Ordinary Shares, including the Convertible Loan.

(c)	“New Securities” shall mean any Ordinary Shares issued (or, pursuant to Section 4.1.5(iv)(iii) below, deemed to be issued) by the Company after the relevant Deemed Issue Date, other than the following Ordinary Shares, and Ordinary Shares deemed issued pursuant to the following Options and Convertible Securities:

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(1)	any Ordinary Shares issued as a dividend or distribution on the Preferred Shares;

(2)	any Ordinary Shares issued to employees, officers, directors, contractors, advisors or consultants of the Group Companies pursuant to the ESOP duly approved in accordance with this Articles and the Shareholders Agreement;

(3)	any Ordinary Shares issued or issuable upon the conversion of the Preferred Shares;

(4)	any Ordinary Shares issued in connection with any share split, share dividend, reclassification or other distribution;

(5)	any Ordinary Shares issued under this Section 4.1.5;

(6)	any Ordinary Shares issued pursuant to the Qualified IPO;

(7)	any Ordinary Shares issued pursuant to the bona fide acquisition of another corporation or entity by the Company, by consolidation, merger, purchase of assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all assets of such other corporation or entity, or fifty percent (50%) or more of the equity ownership or voting power of such other corporation or entity, as duly approved in accordance with this Schedule A and these Articles;

(8)	any Ordinary Shares issued or deemed issued pursuant to the conversion of the Convertible Loan.

(ii)	No Adjustment of Conversion Price. No adjustment in the Conversion Price with respect to any Preferred Share shall be made in respect of the issuance of New Securities unless the consideration per Ordinary Share (determined pursuant to Section 4.1.5(iv)(5) hereof) for the New Securities issued or deemed to be issued by the Company is less than such Conversion Price in effect immediately prior to such issuance, as provided for by Section 4.1.5(iv)(4). No adjustment or readjustment in the Conversion Price with respect to any Preferred Share otherwise required by this Section 4.1.5 shall affect any Ordinary Shares issued upon conversion of any applicable Preferred Share prior to such adjustment or readjustment, as the case may be.

(iii)	Deemed Issuance of New Securities. In the event the Company at any time or from time to time after the relevant Deemed Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any series or class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of Ordinary Shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number for anti-dilution adjustments) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities or the exercise of such Options, shall be deemed to be New Securities issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which New Securities are deemed to be issued:

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(i)	no further adjustment in the Conversion Price with respect to any Preferred Share shall be made upon the subsequent issue of Convertible Securities or Ordinary Shares upon the exercise of such Options or conversion or exchange of such Convertible Securities or upon the subsequent issue of Options for Convertible Securities or Ordinary Shares;

(ii)	if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Ordinary Shares issuable, upon the exercise, conversion or exchange thereof, the then effective Conversion Price with respect to any Preferred Share computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(iii)	no readjustment pursuant to Section 4.1.5(iv)(3)(ii) shall have the effect of increasing the then effective Conversion Price with respect to any Preferred Share to an amount which exceeds the Conversion Price with respect to such Preferred Share that would have been in effect had no adjustments in relation to the issuance of the Options or Convertible Securities as referenced in Section 4.1.5(iv)(3)(ii) been made;

(iv)	upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities that have not been exercised, the then effective Conversion Price with respect to any Preferred Share computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:

a	in the case of Convertible Securities or Options for Ordinary Shares, the only New Securities issued were the Ordinary Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of such exercised Options plus the consideration actually received by the Company upon such exercise or for the issue of all such Convertible Securities that were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

b	in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the New Securities deemed to have been then issued was the consideration actually received by the Company for the issue of such exercised Options, plus the consideration deemed to have been received by the Company (determined pursuant to Section 4.1.5(iv)(5)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

(v)	if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price with respect to any Preferred Share which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price with respect to such Preferred Share shall be adjusted pursuant to this Section 4.1.5(iv)(3) as of the actual date of their issuance.

(iv)	Adjustment of the Conversion Price upon Issuance of New Securities. In the event of any issuance of New Securities, without consideration or for a consideration per Ordinary Share received by the Company less than the applicable Conversion Price for any series of Preferred Shares in effect immediately prior to such issuance, then and in such event, the applicable Conversion Price for such series of Preferred Shares shall be reduced, concurrently with such issue, to a price determined as set forth below:

P2 = P1 * (A + B) ÷ (A + C).

For the purpose of the foregoing formula, the following definitions shall apply:

“P2” shall mean the Conversion Price in effect immediately after such issuance of New Securities;

“P1” shall mean the Conversion Price in effect immediately prior to such issuance of New Securities;

“A” shall mean the number of Ordinary Shares outstanding immediately prior to such issuance of New Securities on a fully-diluted and as-converted basis (treating for this purpose as outstanding all shares of Ordinary Shares issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Preferred Shares) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

“B” shall mean the number of shares of Ordinary Shares that would have been issued if such New Securities had been issued at a price per share equal to P1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by P1); and

“C” shall mean the number of New Securities issued in such transaction.

(v)	Determination of Consideration. For purposes of this Section 4.1.5(iv), the consideration received by the Company for the issuance of any New Securities shall be computed as follows:

(i)	Cash and Property. Such consideration shall:

a)	insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends and excluding any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance of any New Securities;

b)	insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined and approved in good faith by the Board of Directors; provided, however, that no value shall be attributed to any services performed by any employee, officer or director of any Group Company;

c)	in the event New Securities are issued together with other Shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received which relates to such New Securities, computed as provided in Section 4.1.5(i) and Section 4.1.5(ii) above, as reasonably determined in good faith by the Board of Directors.

(ii)	Options and Convertible Securities. The consideration per Ordinary Share received by the Company for New Securities deemed to have been issued pursuant to Section 4.1.5(iv)(3) relating to Options and Convertible Securities, shall be determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by (b) the maximum number of Ordinary Shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(v)	Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 4.1.5 are not strictly applicable, but the failure to make any adjustment to the Conversion Price with respect to any Preferred Share, would not fairly protect the conversion rights of the Preferred Shareholders in accordance with the essential intent and principles hereof, then the Company, in good faith, shall determine the appropriate adjustment to be made, on a basis consistent with the essential intent and principles established in this Section 4.1.5, necessary to preserve, without dilution, the conversion rights of the Preferred Shareholders.

(vi)	No Impairment. The Company will not, by amendment of this Memorandum and this Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, amalgamation, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4.1 and in the taking of all such action as may be necessary or appropriate to protect the conversion rights of the Preferred Shareholders against impairment.

(vii)	Reservation of Shares Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares, solely for the purpose of effecting the conversion of the Preferred Shares, such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares. If at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the Preferred Shareholders, the Company and its Shareholders will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purpose.

(viii)	Indemnification. The Company and the Actual Controller shall jointly and severally reimburse the Investors against any subscription price paid by such Investors due to the adjustment of the Conversion Price in accordance with Section 4.1.5. The Company will pay all taxes that may be imposed upon the Investors due to the adjustment of the Conversion Price in accordance with Section 4.1.5.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

4.2	Preemptive Right

(i)	In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give each of the Investors written notice of its intention to issue New Securities (the “First Participation Notice”), describing the following: (i) the number and type of New Securities, (ii) the price and the general terms upon which the Company proposes to issue such New Securities, (iii) the identity of the third party to which the Company proposes to issue such New Securities; and (iv) other matters relating to the New Securities. Each Investor shall have the right (but no obligation) to, within thirty (30) days from the date of receipt of any such First Participation Notice, purchase up to such Investor’s Pro Rata Share of such New Securities upon the terms and conditions specified in the First Participation Notice by giving written notice to the Company, stating therein the quantity of New Securities to be purchased (not to exceed such Investor’s Pro Rata Share) (the “Preemptive Rights”). If any Investor fails to so respond in writing within such thirty (30) day period, then such Investor’s right to purchase its Pro Rata Share of such New Securities hereunder shall be forfeited, but such Investor shall not be deemed to forfeit any right with respect to any other issuance of New Securities.

(ii)	If any Investor fails or declines to exercise its Preemptive Rights or does not exercise its Preemptive Rights in full in accordance with Section 4.2(i) above, the Company shall promptly give written notice (the “Second Participation Notice”) to other Investors who exercised in full their Preemptive Rights (the “Oversubscription Participants”) in accordance with Section 4.2(i) above, describing the following: (i) the number of the remaining New Securities available for oversubscription and (ii) the list of Oversubscription Participants. Each Oversubscription Participant shall have the right (but no obligation) to, within ten (10) days from the date of the Second Participation Notice (the “Second Participation Period”, together with the First Participation Period, the “Participation Period”), notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to purchase (the “Additional Number”). If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities available for purchase, each Oversubscription Participant will be cut back by the Company with respect to its oversubscription to such number of remaining New Securities equal to the lesser of (x) the Additional Number and (y) the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by (ii) a fraction, the numerator of which is the number of Ordinary Shares on an as-converted basis held by such Oversubscription Participant and the denominator of which is the total number of Ordinary Shares on an as-converted basis held by all the Oversubscription Participants.

(iii)	If any change is made to the terms or conditions specified in the First Participation Notice, or if the Company has not consummated the sale of such New Securities within ninety (90) day period after the expiration of the Participation Period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Investors pursuant to this Section 4.2.

(iv)	Notwithstanding anything to the contrary in these Articles, and subject to the Applicable Securities Law, the Company will grant and issue an option to each Series F Investor, each Investor whose appointee remains a director of the Board, each Investor whose appointee remains an Observer and each Investor that holds 5% or more of the total issued shares of the Company immediately prior to the completion of the IPO (each such Investor, a “Major Investor”), pursuant to which each such Major Investor and/or its respective designated Affiliate is entitled to, as a cornerstone investor or as a placee of the IPO, purchase its Pro Rata Share of the Ordinary Shares (or securities of the Company representing the Ordinary Shares) to be offered by the Company for sale in the IPO at the same offering price per share at which the securities offered in the IPO are being offered to the public (the “IPO Anti-dilution Right”). All shares of the Company held by an Investor and its Affiliates shall be aggregated together for the purpose of determining the availability of the IPO Anti-dilution Right for such Investor under this Section 4.2(iv). Each Major Investor shall have the right to elect to terminate its IPO Anti-dilution Right under this Section 4.2(iv) immediately before the Company files an A-1 Listing Application in connection with an IPO on Hong Kong Stock Exchange. Notwithstanding anything to the contrary in these Articles, for purpose of this Section 4.2(iv), “Pro Rata Share” of a Major Investor shall mean the ratio of (a) the number of Ordinary Shares on an as-converted basis held by such Investor, to (b) the total number of Ordinary Shares on an as-converted basis held by all Shareholders immediately prior to the completion of the IPO.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

4.3	Restriction on Transfers

(i)	At any time prior to a Qualified IPO or a Qualified Buyout Event (the “Restriction Period”), without the prior written consent of each Investor holding shares of the Company and unless otherwise set forth in this Schedule A or under other Transaction Documents, the Actual Controller shall not directly or indirectly assign, sell, transfer, grant, pledge, hypothecate, mortgage, encumber or otherwise dispose of any Equity Securities held by the Actual Controller in the Company to any Person. For the avoidance of doubt, “any Equity Securities held by the Actual Controller” referred to in the foregoing provision shall include any shares held by the Actual Controller in the Company, directly or indirectly through another Person (including the Founder Holdcos) in whatever manner. Notwithstanding the foregoing, the transfer restrictions contained in this Section 4.3 shall not apply to any transfer of shares from the Actual Controller to any Investor as a result of adjustments of conversion price set forth under Section 4.1.5 (Adjustment of the Conversion Price).

(ii)	The Parties agree that, within the Restriction Period, without the prior written consents of at least three (3) Investor Directors, Mr. LI Junyu and the ESOP SPVs shall not directly or indirectly, assign, sell, transfer, grant, pledge, hypothecate, mortgage, encumber or otherwise dispose of any Equity Securities held by Mr. LI Junyu or the ESOP SPVs in the Company or any interest therein to any third party. For the avoidance of doubt, “any Equity Securities held by Mr. LI Junyu or the ESOP SPVs” referred to in the foregoing provision shall include any shares held by Mr. LI Junyu or the ESOP SPVs in the Company, directly or indirectly through another Person in whatever manner.

(iii)	Within the term of the Shareholders Agreement, without the prior written consent of the Company, none of the Shareholders shall assign, transfer, pledge or otherwise encumber any Equity Securities held by it in the Company to any of the Company’s Competitors or any other third party that, pursuant to the applicable rules of the relevant stock exchange on which the IPO is proposed to occur (e.g., Hong Kong Stock Exchange, New York Stock Exchange, NASDAQ or such other reputable stock exchanges, as applicable),may directly cause any material adverse effect upon, or the failure of, the IPO of the Company. If any share transfer as contemplated by the Investor involves trading on an asset exchange in accordance with relevant laws and regulations on state-owned assets transaction, such Investor shall consult with the Company and the Actual Controller in advance on such share transfer and, to the extent permitted by the relevant laws and regulations on state-owned assets transactions and requirements of state-owned assets supervision and administration authorities, the relevant parties shall use reasonable efforts to effect such share transfer in accordance with this Schedule A. The Company may amend the List of Company’s Competitors on a quarterly basis, provided that (i) the List of the Company’s Competitors as amended by the Company shall be approved by three (3) or more Investor Directors; (ii) the number of the Company’s Competitors on the List as amended by the Company shall not exceed the number of the Company’s Competitors set forth in Schedule III; (iii) in no event shall the Company’s Competitors include Tencent Holdings Limited or any of its directly or indirectly controlled Affiliates; and (iv) the Company shall notify each Shareholder of the Company of the List of the Company’s Competitors immediately after such List is amended by the Company.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iv)	So long as Tencent holds 197,441,300 or more Series D-1 Preferred Shares (as adjusted in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Series D-1 Preferred Shares), which represents fifty percent (50%) or more of the total number of the outstanding Series D-1 Preferred Shares acquired by it, Tencent shall have the unilateral right to amend the List of Restricted Parties, provided that such amendment to the List of Restricted Parties shall be made by Tencent only once a year in January of such year; and in no event shall the total number of the Restricted Parties set forth in the List of Restricted Parties set forth in Schedule IV exceed four; provided that each Person, any of the Affiliates of such Person and any other entity in which such Person owns, directly or indirectly, 20% or more of the registered capital, voting rights, equity or decision-making power shall be deemed as one Restricted Party; provided further that the following shall also apply:

(a)	Without the prior written consent of Tencent, none of the Company and Shareholders shall approve or consent to any subscription or holding by any Restricted Party of any Equity Securities in the Company (except for the holding of the shares of the Company in accordance with Section 4.3(iv)(b)), and any Shareholder of the Company shall ensure that the director appointed by it shall not approve or consent to any subscription or holding by any Restricted Party of any shares, equity interests, stocks, or convertible securities or bonds in the Company (except for the holding of the shares of the Company in accordance with Section 4.3(iv)(b)). If the share transfer as contemplated by the Investor involves trading on an asset exchange in accordance with relevant laws and regulations on state-owned assets transaction, such Investor shall consult with the Company and the Actual Controller in advance on such share transfer and, to the extent permitted by the relevant laws and regulations on state-owned assets transactions and relevant requirements of state-owned assets supervision and administration authorities, the relevant parties shall use reasonable efforts to effect such share transfer in accordance with this Schedule A.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	If any Shareholder of the Company other than Tencent (the “Selling Shareholder”) proposes to transfer all or any part of the shares of the Company held by such Selling Shareholder to any Restricted Party, Tencent shall have the right of first refusal to purchase all of such shares of the Company to be transferred by the Selling Shareholder on the same terms and conditions (the “Tencent Right of First Refusal”). The other Shareholders of the Company hereby agree to the Tencent Right of First Refusal and the other Shareholders of the Company acknowledge and agree that they shall not have any right of first refusal, right of co-sale or any other rights with respect to the shares of the Company to be transferred by the Selling Shareholder under this Section 4.3(iv). The other Shareholders of the Company hereby further agree that upon request by Tencent, they shall execute any legal instruments to waive or exempt any preemptive rights of such Shareholders, to the extent that such preemptive rights are granted under the then effective laws and regulations or upon requirements by the competent governmental authorities. If the Selling Shareholder is the Actual Controller, Mr. LI Junyu or the ESOP SPV, all Investors may exercise the Right of First Refusal or Right of Co-Sale in accordance with procedures set forth under Section 4.4 and Section 4.5, as applicable. To the extent that there are any remaining shares of the Company to be transferred by the Selling Shareholder after all the Investors exercise their respective Right of First Refusal and/or the Right of Co-Sale, Tencent shall have the right to exercise the Right of First Refusal or the Right of Co-Sale with respect to such remaining shares of the Company.

If the Selling Shareholder desires to transfer all or any of its shares to any Restricted Party, such Selling Shareholder shall deliver a written notice (the “Sale Notice”) to Tencent, stating its desires to transfer certain number of shares of the Company (the “To-be-Sold Shares”). The Sale Notice shall state (i) the total number of the To-be-Sold Shares, (ii) the price or other consideration of any nature, (iii) material terms and conditions, (iv) the Tencent Offer Period (as defined below), and (v) the identity of the prospective transferee, and to the best knowledge of the Selling Shareholder, the identity of actual controller of the prospective transferee and the beneficial owner of the To-be-Sold Shares after the sale is consummated. Once the Sale Notice is issued, the Sale Notice shall become irrevocable.

Tencent shall have an option for a period of thirty (30) days following receipt of the Sale Notice (the “Tencent Option Period”) to elect to purchase all of the To-be-Sold Shares at the same price and subject to the same terms and conditions as described in the Sale Notice, by notifying the Selling Shareholder and the Company in writing (the “Tencent Acceptance Notice”) before the expiration of the Tencent Option Period. Within forty (40) Business Days after Tencent sends out the Tencent Acceptance Notice, Tencent shall enter into a share transfer agreement with the Selling Shareholder at the same or higher price and upon nonprice terms no less favorable than those specified in the Sale Notice.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

The Selling Shareholder may, within ninety (90) days after receipt of the written notice by Tencent stating its desire not to purchase all of the To-be-Sold Shares, or if Tencent fails to so respond, within ninety (90) days after the expiration of the Tencent Option Period, enter into a share transfer agreement with the prospective transferee with respect to the sale of all of the To-be-Sold Shares at the same or higher price and upon terms and conditions no less favorable than those specified in the Sale Notice, and update the register of members of the Company accordingly; provided however, that if the register of members of the Company fails to be updated with such ninety (90) days’ period due to reasons attributable to any Shareholders of the Company (other than the Selling Shareholder), the Company or Governmental Authority, each Shareholder and the Company agree to use their best efforts to coordinate with the Company to update the register of members of the Company as soon as practicable.

If Tencent fails to enter into a share transfer agreement with the Selling Shareholder with respect to sale of all of the To-be-Sold Shares within forty (40) Business Days after Tencent sends out the Acceptance Notice or within any other period as agreed between Tencent and the Selling Shareholder (the “Tencent Performance Period”), Tencent shall be deemed as having waived the Tencent Right of First Refusal, and the Selling Shareholder shall have the right to sell all of the To-be-Sold Shares to the prospective transferee, subject to terms and conditions no less favorable than those specified in the Sale Notice.

Upon occurrence of any of the following circumstances, the Selling Shareholder shall not transfer any of the To-be-Sold Shares without again first offering such To-be-Sold Shares in accordance with Section 4.3(iv),: (i) if any change is made to the terms or conditions set forth in the Sale Notice, or (ii) if the Selling Shareholder fails to execute a share transfer agreement with respect to the sale of the To-be-Sold Shares and update the register of members of the Company accordingly within ninety (90) days after the expiration of the Tencent Option Period (applicable if Tencent fails to send out the Acceptance Notice) or the Tencent Performance Period (applicable if Tencent sends out the Acceptance Notice), except that register of members of the Company fails to be duly updated due to reasons attributable to any Shareholders of the Company (other than the Selling Shareholder), the Company or Governmental Authority, in which situation each Shareholder and the Company agree to use their best efforts to coordinate with the Company to update the register of members of the Company as soon as possible, or (iii) if the Selling Shareholder fails to execute a share transfer agreement with respect to the sale of the To-be-Sold Shares and update the register of members of the Company accordingly within one hundred twenty (120) days after the expiration of the Tencent Option Period (applicable if Tencent fails to send out the Acceptance Notice) or the Tencent Performance Period (applicable if Tencent sends out the Acceptance Notice) for whatever reasons.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(v)	For the avoidance of doubt, subject to Section 4.3(iii) and Section 4.3(iv), share transfer by any Investors to their respective Affiliates or any other third party shall not be subject to any restrictions, and the other Shareholders shall not have any right of first refusal or co-sale right over the share transfer by any Investor (and the share transfer by any Investor shall not be subject to the approval by the Board of Directors of the Company). If the share transfer by the Investor is subject to any right of first refusal or other restrictions under the Laws or these Articles of the Company, each other Shareholder of the Company hereby agrees and undertakes that by execution of the Shareholders Agreement, it has granted its consent or waiver in whatever form as required by Laws or these Articles of the Company, including waiver of the right of first refusal or any other privileges. Each other Shareholder of the Company further agrees that it shall, upon request by the Investor, execute any legal instruments as required under the then effective Laws or by Governmental Authority to waive or exempt any right of first refusal or other privileges that may restrict the share transfer by the Investor and use its best effort to assist in updating the register of members of the Company accordingly.

4.4	Rights of First Refusal

Subject to the prior written consent of each Investor, if any of the Founder, Mr. LI Junyu, the Founder Holdcos, or the ESOP SPV (each, a “Transferor”) proposes to sell, assign or transfer to any third party all or any part of the shares directly or indirectly held by such Transferor in the Company (the “Offered Shares”), then the Investor (the “ROFR Right Holder”) shall have the right of first refusal (the “Right of First Refusal”) to purchase all or any part of the Offered Shares upon the same terms and conditions upon which the proposed Transfer is to be made. The transfer by the Transferor with respect to the Offered Shares shall be conducted in accordance with the following procedures.

(i)	Transferor shall give each of the ROFR Right Holder written notice of the Transferor’s intention to make the transfer of the Offered Shares (the “Transfer Notice”), which shall include (i) the number of the Offered Shares, (ii) the price or any other consideration of any nature, (iii) the material terms and conditions upon which the proposed transfer is to be made, (iv) the Option Period (as defined in Section 4.4(ii) below), and (v) the identity of the prospective transferee, and to the best knowledge of the Transferor, the identity of actual controller of the prospective transferee and the beneficial owner of the Offered Shares after the transfer is completed. Once the Transfer Notice is issued, the Transfer Notice shall become irrevocable.

(ii)	Each ROFR Right Holder shall have an option for a period of thirty (30) days following receipt of the Transfer Notice (the “Option Period”) to elect to purchase all or any portion of its respective Pro Rata Share of the Offered Shares at the same price and subject to the same terms and conditions as described in the Transfer Notice, by notifying the Transferor and the Company in writing (the “Acceptance Notice”) before expiration of the Option Period as to the number of such Offered Shares that it wishes to purchase.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	For the purposes of Section 4.4(ii), each ROFR Right Holder’s “Pro Rata Share” of such Offered Shares shall be equal to (i) the total number of such Offered Shares, multiplied by (ii) a fraction, the numerator of which shall be the aggregate number of Ordinary Shares held by such ROFR Right Holder and the denominator of which shall be the total number of Ordinary Shares held by all Exercising Shareholder (as defined below), in each case, calculated on an as-converted basis.

(iv)	If any ROFR Right Holder declines or fails to exercise or fully exercise its right to purchase its entire Pro Rata Share of such Offered Shares, or if any ROFR Right Holders fails to respond before the expiration of the Option Period, the Transfer may, within thirty (30) days after the expiration of the Option Period, effect a Transfer of the remaining Offered Shares to the prospective transferee at the same or higher price and upon nonprice terms no more favorable than those specified in the Transfer Notice.

(v)	If, within forty (40) Business Days after the ROFR Right Holder sends the Acceptance Notice (the “ROFR Exercise Period”) or within any other period otherwise agreed by the Transferor and the given ROFR Right Holder, the Transferor and the ROFR Right Holder that sends the Acceptance Notice within the Option Period (the “Exercising Shareholder”) fail to execute a share transfer agreement with respect to the Offered Shares, the Exercising Shareholder shall be deemed as having waived the Right of First Refusal, and subject to Section 4.5 (Right of Co-Sale), the Transferor shall have the right to transfer the Offered Shares (with respect to which the Right of First Refusal was not exercised) upon the terms and conditions no more favorable than those specified in the Transfer Notice.

(vi)	If any change is made to the terms or conditions specified in the Transfer Notice, or if the Transferor has not consummated the transfer of the Offered Shares (including by execution of a share transfer agreement with respect to the transfer of the Offered Shares and update of the register of members of the Company to reflect the prospective transferee as a shareholder of the Company within ninety (90) day period after the expiration of the Option Period, then the Transferor shall not thereafter transfer any Offered Shares without again first offering such Offered Shares in accordance with this Section 4.3, Section 4.4 and Section 4.5.

4.5	Right of Co-Sale

To the extent the Investors do not exercise their respective Rights of First Refusal (the “Co-Sale Right Holders”) as to the Offered Shares proposed to be sold by the Transferor to the third party transferee identified in the Transfer Notice in accordance with Section 4.4, such Co-Sale Right Holder shall have the right (but no obligation) to participate in, and the Transferor shall have the obligation to procure the third party transferee to accept, the transfer of any Offered Shares to the extent that such Co-Sale Right Holder’s Pro Rata Co-Sale Share (defined as below) will be transferred at the same price and subject to the same terms and conditions as specified in the Transfer Notice (the “Right of Co-Sale”). For the purpose of this Section 4.5, a Co-Sale Right Holder’s “Pro Rata Co-Sale Share” shall mean that number of Ordinary Shares (calculated on an as-converted basis) which equals the number of the Offered Shares specified in the Transfer Notice multiplied by a fraction equal to (i) the total number of Ordinary Shares (calculated on an as-converted basis) then held by such Co-Sale Right Holder at the time of the transfer, divided by (ii) the total number of Ordinary Shares (calculated on an as-converted basis) held by the Co-Sale Right Holders that have elected to exercise the Right of Co-Sale plus the total number of Ordinary Shares (calculated on an as-converted basis) then held by the Transferor.

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

The Co-Sale Right Holder shall deliver, within the Option Period, a written notice (the “Co-Sale Notice”) to the Transferor, stating (i) its decision to exercise the Right of Co-Sale as specified in the Co-Sale Notice, and (ii) the number of Shares that such Co-Sale Right Holder elects to transfer, in order to effect its Right of Co-Sale.

If the Co-Sale Right Holder sends out the Co-Sale Notice within the Option Period, and provided, however, that the Co-Sale Right Holder fails to effect its Right of Co-Sale due to failure to obtain the consent of the third party transferee or the approval, consent or exemption (if necessary) from the Governmental Authority, notwithstanding anything to the contrary in this Schedule A, the Transferor shall not effect any transfer of the Offered Share of the Company to the third party transferee without the prior written consent of the Co-Sale Right Holders, unless the Transferor purchases the number of the Shares that such Co-Sale Right Holder elects to transfer at the same price and subject to the same terms and conditions as specified in the Transfer Notice.

4.6	Liquidation Preference

(i)	In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all assets and funds of the Company legally available for distribution to the Shareholders (after satisfaction of all creditors' claims and claims that may be preferred by applicable Law) shall be distributed to the Shareholders as follows:

(a)	Series F Liquidation Preference. First the holders of Series F Preferred Shares shall be entitled to receive for each Series F Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to any other holders of the Preferred Shares and Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series F Issue Price, plus all dividends declared and unpaid with respect thereto per Series F Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the compound rate of eight percent (8%) per annum (calculated from the Deemed Series F Issue Date until the date of full payment of the Series F Preference Amount) (collectively, the “Series F Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series F Preference Amount on all Series F Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series F Preferred Shares shall be distributed ratably among the holders of the Series F Preferred Shares in proportion to the aggregate Series F Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(a).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	Series E Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount has been paid in full pursuant to Section 4.6(i)(a) above, the holders of Series E Preferred Shares shall be entitled to receive for each Series E Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to any other holders of the Preferred Shares (other than Series F Preferred Shares) and Ordinary Shares, the amount equal to the sum of (i) 110% of the Deemed Series E Issue Price, plus all dividends declared and unpaid with respect thereto per Series E Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the compound rate of eight percent (8%) per annum (calculated from the Deemed Series E Issue Date until the date of receipt by holders of Series E Preferred Shares of the full amount of the Series E Preference Amount) (collectively, the “Series E Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series E Preference Amount on all Series E Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series E Preferred Shares shall be distributed ratably among the holders of the Series E Preferred Shares in proportion to the aggregate Series E Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(b).

(c)	Series D Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount and the Series E Preference Amount has been paid in full pursuant to Section 4.6(i)(a) and Section 4.6(i)(b), the holders of Series D Preferred Shares shall be entitled to receive for each Series D Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of the Preferred Shares (other than Series F Preferred Shares and Series E Preferred Shares) and Ordinary Shares, the amount equal to the sum of (i) 110% of the Deemed Series D Issue Price, plus all dividends declared and unpaid with respect thereto per Series D Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the compound rate of eight percent (8%) per annum (calculated from the Deemed Series D Issue Date until the date of receipt by holders of Series D Preferred Shares of the full amount of the Series D Preference Amount) (collectively, the “Series D Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series D Preference Amount on all Series D Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series D Preferred Shares shall be distributed ratably among the holders of the Series D Preferred Shares in proportion to the aggregate Series D Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(c).

(d)	Series C Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount, the Series E Preference Amount and the Series D Preference Amount have been paid in full pursuant to Section 4.6(i)(a) through (c) above, respectively, the holders of Series C Preferred Shares shall be entitled to receive for each Series C Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of the Preferred Shares (other than Series F Preferred Shares, Series E Preferred Shares and Series D Preferred Shares) the and Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series C Issue Price, plus all dividends declared and unpaid with respect thereto per Series C Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the simple rate of eight percent (8%) per annum (calculated from the Deemed Series C Issue Date until the date of receipt by holders of Series C Preferred Shares of the full amount of the Series C Preference Amount) (collectively, the “Series C Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series C Preference Amount on all Series C Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series C Preferred Shares shall be distributed ratably among the holders of the Series C Preferred Shares in proportion to the aggregate Series C Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(d).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(e)	Series B+ Liquidation Preference. If there are any assets or funds remaining after the Series F Preference Amount, the Series E Preference Amount, the Series D Preference Amount and the Series C Preference Amount have been paid in full pursuant to Section 4.6(i)(a) through (d) above, the holders of Series B+ Preferred Shares shall be entitled to receive for each Series B+ Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of Series B Preferred Shares, Series A+ Preferred Shares, Series A Preferred Shares, Series Seed Preferred Shares and Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series B+ Issue Price, plus all dividends declared and unpaid with respect thereto per Series B+ Preferred Share as approved by the Board of the Company, plus (ii) an interest accrued thereon at the simple rate of six percent (6%) per annum (calculated from the Deemed Series B+ Issue Date until the date of receipt by holders of Series B+ Preferred Shares of the full amount of the Series B+ Preference Amount) (collectively, the “Series B+ Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Series B+ Preference Amount on all Series B+ Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Series B+ Preferred Shares shall be distributed ratably among the holders of the Series B+ Preferred Shares in proportion to the aggregate Series B+ Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(e).

(f)	Series B, Series A+, Series A and Series Seed Liquidation Preference. If there are any remaining assets or funds after the Series F Preference Amount, the Series E Preference Amount, the Series D Preference Amount, the Series C Preference Amount and the Series B+ Preference Amount have been paid in full pursuant to Section 4.6(i)(a) through (d) above, the holders of Series B Preferred Shares, Series A+ Preferred Shares, Series A Preferred Shares and Series Seed Preferred Shares (collectively, “Remaining Preferred Shares”) shall be entitled to receive for each Preferred Share held by such holder, on parity with each other and prior and in preference to any distribution of any of the assets or funds of the Company to the holders of Ordinary Shares, the amount equal to the sum of (i) 100% of the Deemed Series B Issue Price, Deemed Series A+ Issue Price, Deemed Series A Issue Price, and Deemed Series Seed Issue Price, plus all dividends declared and unpaid with respect thereto per Preferred Share as approved by the Board of the Company, as applicable, plus (ii) an interest accrued thereon at the simple rate of six percent (6%) per annum (calculated from the Deemed Series B Issue Date, Deemed Series A Issue Date, Deemed Series A+ Issue Date or Deemed Series Seed Issue Date until the date of receipt of the full amount of the Series B Preference Amount, Series A Preference Amount, Series A+ Preference Amount and Series Seed Preference Amount, as applicable) (collectively, the “Outstanding Preference Amount”). If the assets and funds are insufficient to permit the full payment of the Outstanding Preference Amount on all of the Remaining Preferred Shares, then the entire assets and funds of the Company legally available for distribution to the Remaining Preferred Shares shall be distributed ratably among the holders of the Remaining Preferred Shares in proportion to the aggregate Outstanding Preference Amount each such holder is otherwise entitled to receive pursuant to this Section 4.6(i)(f).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(g)	Participation. If there are any remaining assets or funds after the Preference Amount has been paid in full to the applicable holders of the Preferred Shares pursuant to Section 4.6(i)(a) through (f) above, the remaining assets and funds of the Company available for distribution to the Shareholders shall be distributed ratably among all Shareholders (including all Investors) according to the relative number of Shares held by such Shareholder on a fully-diluted and an as-converted basis.

For the avoidance of doubt, before the relevant Investor receives the full amount of their respective Preference Amount pursuant to Section 4.6(i)(a) through (f) above, none of the Founder, the Founder Holdcos and the ESOP SPV shall be entitled to receive any remaining assets and funds of the Company available for distribution under this Section 4.6(i)(g).

(ii)	Deemed Liquidation Event

(a)	Any Trade Sale of any Existing Group Company shall constitute and be treated as a “Deemed Liquidation Event”, unless otherwise waived in writing by three (3) or more Investor Directors.

Notwithstanding the foregoing, each of the following events shall be deemed as a “Deemed Liquidation Event”, no matter whether otherwise waived by the Investor Directors: (i) any consolidation, reorganization, amalgamation or merger of the Company, with or into any Person, or any other corporate reorganization or scheme of arrangement, including a sale or acquisition of the Equity Securities of the Company, in which the Shareholders of the Company immediately before such transaction own less than fifty percent (50%) of the equity ownership or voting power of the surviving company immediately after such transaction; (ii) change of Control of the Company; (iii) a sale, lease, transfer or other disposition of by any Group Company of all or substantially all of the assets and/or business of such Group Company to any Person, the effect of which is the disposition of all or substantially all of the assets and/or business of the Group Companies taken as a whole; and (iv) a sale, transfer, exclusive license or other disposition of by any Group Company of all or substantially all of the intellectual properties of such Group Company to any Person, the effect of which is the disposition of all or substantially all of the intellectual properties of the Group Companies taken as a whole. A Deemed Liquidation Event shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of Section 4.6(i), and any proceeds, whether in cash or properties, resulting from a Deemed Liquidation Event shall be distributed in accordance with Section 4.6(i).

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	Valuation of Properties. In the event that any Group Company receives from the Trade Sale consideration in the form of other equity interest, stock or other equity securities of other companies (the “Securities”), the Investors shall have the option to elect the Securities, cash or a combination of both as the form of payment for their applicable Preference Amount under Section 4.6(i). The value of the Securities shall be the higher of the following: (i) the value determined by the Company and the acquirer in the acquisition agreement (if any): or (ii) as of the date of payment of the applicable Preference Amount, in case of Securities tradable on the open market, the open market price of such Securities or, in the case of securities that cannot be traded on the open market, the valuation determined by an appraiser jointly appointed by more than two thirds (2/3) of the directors of the Board of Directors of the Company.

4.7	Drag-Along Right

(i)	Notwithstanding anything to the contrary contained herein, at any time (i) if each of the Actual Controller, Genesis Capital, Tencent, Tiger Fund and Eastern Bell and the Series F Lead Investor (collectively the “Drag Holders”) approves a Trade Sale of the Group Companies, and (ii) provided that (X) the valuation of the Group Companies immediately prior to such Trade Sale is no less than 1.2 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price, in case of any Trade Sale occurring prior to December 31, 2022, or (Y) the valuation of the Group Companies immediately prior to such Trade Sale is no less than 1.4 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price, in case of any Trade Sale occurring on or after January 1, 2023 and prior to December 31, 2023, or (Z) the valuation of the Group Companies immediately prior to such Trade Sale is no less than 2.0 times a valuation of the Company representing a per share price equaling to the Deemed Series F Issue Price, in case of any Trade Sale occurring on or after January 1, 2024, then the Drag Holders shall have the right to deliver a written notice to notify each other Shareholder of the Company of such Trade Sale, whereupon each such Shareholder shall, in accordance with the instructions received from the Drag Holders, take each of the actions set forth in clauses (a) and (b) below:

(a)	vote all of its Equity Securities of the Company in favor of such Trade Sale;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(b)	sell such Shareholder’s pro rata portion of the Equity Securities of the Company, on the same terms and conditions and at the sale price as approved by the Drag Holders.

Any proceeds received from the Trade Sale shall be distributed among the Shareholders of the Company in accordance with Section 4.6(i).

In no event shall the Shareholders’ obligations under this Section 4.7(i) result in violation of any laws and regulations with respect to the transfer of state-owned assets or any requirements of state-owned assets supervision and administration authorities; provided, however, that the Shareholders shall use their reasonable efforts to cause such Trade Sale to be consummated in accordance with the relevant provisions of this Schedule A.

Section 5.      PROTECTIVE PROVISIONS

5.1.	Notwithstanding anything to the contrary provided herein, the Company shall not, directly or indirectly, by amendment, merger, consolidation or otherwise, take any of the following actions without first obtaining the affirmative votes of more than two thirds (2/3) of the directors of the Board of the Company; provided further that, item (i), (ii), (iii), (vii), (xiii), (xviii), (xix) and (xx) shall require the Shareholders Level Approval. For the purpose of this Section 5.1, the term “Company” shall mean the Company itself as well as any and all of the other Group Companies, to the extent where applicable, and (b) for any time during the period from the Closing Date to the earlier of (x) the Conversion Date (as defined in the Notes) and (y) the date of the repayment in full of the Indebtedness under the Notes, Notes Majority shall be deemed as the majority of the Series F Preferred Shares:

(i)	Any major matters that may result in acquisition, merger, combination, division, transfer of major assets or voting power, or increase or decrease in the authorized share capital, issued share capital or registered capital, as applicable, of the Company or investment into third parties, or that is related to the bankruptcy, dissolution, or liquidation of the Company;

(ii)	Any increase or decrease in the authorized share capital, the issued share capital or the registered capital, as applicable, of the Company, or any cancellation or repurchase of equity securities of the Company, or any issuance, allotment or purchase of any share warrants, option rights or other securities convertible into the Company’s shares, excluding for (x) any Ordinary Shares (and/or options or warrants therefor) issued or granted to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to the ESOP as approved by the Board; or (y) pursuant to contractual rights to repurchase Ordinary Shares held by employees, directors or consultants of the Company (other than the Founder) upon termination of their employment or services under the ESOP as approved by the Board; provided, however, that any future equity financing by the Company with a pre-money valuation of Company representing a per share price below the Deemed Series D Issue Price applicable to the Series D-2 Investor shall be jointly approved by Tiger Fund, Eastern Bell, Genesis Capital and Tencent; provided, however, further that any future equity financing by the Company with a pre-money valuation of Company representing a per share price below the Deemed Series E Issue Price shall be jointly approved by YF Capital, Tencent and Genesis Capital; provided, however, further that any future equity financing by the Company with a pre-money valuation of Company representing a per share price below the Deemed Series F Issue Price shall be approved by the holders of a majority of Series F Preferred Shares;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(iii)	Any action that authorizes, creates or issues any class of securities (or other securities that may be converted into such class of securities) of the Company having preferences superior to or on a parity with the any series of Preferred Shares or any other securities of the Company, or reclassify any outstanding Shares into Shares having rights, preferences, priority or privileges senior to or on parity with any series of Preferred Shares, or any action that will alter or change the rights, preferences or privileges of the Preferred Shares;

(iv)	Any Related-party Transactions outside the ordinary course of business of the Company, or regardless of whether it is a Related-party Transaction, any unfair transactions between the Company and any other Person (including but not limited to any non-arm's length transaction, any transaction under which the Company bears all obligations, any transaction with no value to the Company, or any other transaction which reduces or damages the economic benefits of the Company);

(v)	Creation of any mortgage, charge, guarantee, lien, warranty or other encumbrance over the self-owned assets of the Company in favor of any other Person; for the purpose of this provision, “any other Person” shall mean any Person other than the Company itself and any of its Subsidiaries indicated in the consolidated financial statements;

(vi)	Incurrence of any loan or advance to any Person in excess of RMB 20 million, except for advances and similar expenditures incurred in the ordinary course of business of the Company;

(vii)	Any material change to the business scope, nature and/or activities of the Company, entering any new lines of business that are not related to the Principal Business of the Company, or any change of the company name, or termination of the Principal Business of the Company;

(viii)	Any sale, assignment, lease or disposal of any assets or business where the value of such assets or business would exceed RMB 20 million, except for any transactions made in the ordinary course of business of the Company;

(ix)	Incurrence of any investment or other capital expenditure by the Company in excess of RMB 1 million in a single transaction or in excess of RMB 20 million in the aggregate in any fiscal year;

(x)	Conclusion of any debt settlement agreement or other arrangement with any creditor or debtor of the Company where the amount exceeds RMB 20 million (including any debt settlement agreement between the Group Company, as a creditor, and the Actual Controller or any of its Affiliate, as a debtor, regardless of the amount of the debt settlement agreement), except for settlement of any dispute brought by the Company with respect to account receivables to be received in the ordinary course of business;

Confidential Treatment Requested by ZKH Group Limited

Pursuant to 17 C.F.R. Section 200.83

(xi)	Execution, alteration or termination of any contracts or agreements by the Company, which would bring material adverse effect upon the business operation of the Company;

(xii)	Execution, alteration, suspension or termination of any sale, license (except for those made in the ordinary course of business of the Company) or assignment of or relating to any intellectual property rights of the Company;

(xiii)	Declaration or payment of dividends or other distributions to shareholders of the Company;

(xiv)	Appointment or removal of the chief financial officer and senior officers at the level of vice president or above, including the chairman, chief executive officer, general manager, deputy general manager and chief financial officer, and determination of their remuneration;

(xv)	Any plan or arrangement for capital market financing (including IPO and over-the-counter trading) by the Company at any domestic and/or overseas capital markets;

(xvi)	Review and approval of the annual financial budget and annual account report of the Company;

(xvii)	Appointment or replacement of the accounting firm of the Company;

(xviii)	Amendment to the articles of association of the Company;

(xix)	Formulation and implementation of the employee stock option plans or other incentive arrangements (other than the ESOP already established as of the date of the Shareholders Agreement), amendment to the ESOP already established as of the date of the Shareholders Agreement, or increase of the shares reserved for the ESOP already established as of the date of the Shareholders Agreement; and

(xx)	Other matters that may seriously affect the rights and interests of the Investors.

5.2.	In addition to Section 5.1,

(i)	the listing venue of an IPO by the Company shall be subject to no more than one of the following six entities having notified its objection to the Company in relation to such venue: (i) Tiger Fund, (ii) Eastern Bell, (iii) Genesis Capital, (iv) Tencent, (v) YF Capital and (vi) the holders of a majority of Series F Preferred Shares from time to time. If any of the person set out in (i) to (vi) above ceases to hold any shares issued by the Company, it shall be removed from this list; and

(ii)	any IPO by the Company that does not meet the valuation threshold provided in the definition of the Qualified IPO shall also be subject to the approval by the holders of a majority of the Ordinary Shares and the holders of a majority of Series F Preferred Shares.

72